UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
31 August 2018
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NNYCX	NTNYX
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Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
After growing in sync with the rest of the world in 2017, the U.S. economy has emerged as the leader in 2018. U.S. stock markets have largely shrugged off trade war risks and escalating tariffs, while China’s manufacturing activity has weakened, European export sales have slowed and business outlooks around the world have dimmed. Within emerging markets, a stronger U.S. dollar and rising interest rates have negatively impacted financial markets for those countries most vulnerable to tightening global conditions. Additionally, global markets have remained watchful of geopolitical concerns, including the ongoing Brexit negotiations, North Korea relations and rising populism around the world, which pose a range of outcomes that are difficult to predict.
Despite these risks, global growth remains intact, although at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending has helped boost the U.S. economy’s momentum. Economic growth in Europe, the U.K. and Japan stabilized after a sluggish start to 2018 and China’s policy makers remain committed to supporting their domestic economy. Subdued inflation pressures have kept central bank policy in line with expectations, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
October 22, 2018

4

Portfolio Managers’
Comments
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton, Paul L. Brennan, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month period ended August 31, 2018.
Since 2011, Michael has managed the Nuveen Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, Paul has managed the Nuveen New Jersey Municipal Bond Fund and Scott has managed the Nuveen New York Municipal Bond Fund.
How did the Funds perform during the six-month reporting period ended August 31, 2018?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide total returns for the Funds’ for the six-month, one-year, five-year, ten-year and since inception periods ended August 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the New Jersey Fund outperformed the S&P Municipal Bond Index, while the Connecticut, Massachusetts and New York Funds underperformed this performance measure. The Massachusetts Fund outperformed its respective Lipper classification average, while the Connecticut, New Jersey and New York Funds underperformed their respective Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Nuveen Connecticut Municipal Bond Fund
The Class A Shares of the Nuveen Connecticut Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2018.
The Fund’s result was favorably influenced by its duration (interest rate) positioning. In a market environment characterized by rising short-term interest rates and steady to slightly falling long-term rates, longer-duration bonds tended to outperform shorter-duration bonds. Against this backdrop, the Fund’s underweighted exposure to bonds with an effective duration of shorter than six years added value, as did our overweighting in bonds with an effective duration of six years and longer.
In terms of credit quality positioning, the Fund’s more limited exposure to bonds rated AAA (the highest credit quality segment) added value, although our overweighting in AA rated bonds (the second highest credit tier) was an offsetting negative. During the reporting period, bonds with higher credit ratings significantly lagged their lower quality counterparts, as investors sought added yield in a continued historically low rate environment.
Compared with the national municipal bond market, the Fund’s naturally higher exposure to Connecticut state general obligation (GO) debt posed a performance challenge in light of the state’s ongoing budget challenges. Connecticut GOs make up a substantial portion of the state’s municipal market. Due to our concern about the state’s credit troubles, we significantly limited the Fund’s exposure to Connecticut GO debt throughout the reporting period. Such positioning turned out to be a good decision, in retrospect, as these bonds were poor performers during the reporting period, as investors perceived further weakening in the state’s credit quality.
Although we remained cautious about investing in Connecticut GOs and instead favored revenue bonds for their lack of exposure to the state’s budget problems, we did see an opportunity to add to our state GO position at an unusually attractive price, in our opinion. Between our purchase date in the spring and the end of August 2018, these bonds ended up being among the Fund’s strongest performers for the reporting period.
Our purchase activity during the reporting period was limited. Besides the Connecticut GO position, we also took advantage of an opportunity to buy University of New Haven higher education bonds. We were pleased to be able to buy these lower investment grade bonds, as much of the issuance in the Connecticut municipal marketplace tends to be of higher quality.
The rest of our management activity focused on generating proceeds to meet shareholder outflows, which were elevated during the reporting period as the difficult Connecticut market backdrop led to widespread selling on the part of investors. To satisfy these redemptions, we sold shorter-duration bonds with limited performance potential. We also selectively sold some lower coupon bonds when we were being offered attractive prices in the individual investor market.
Other sales included tax-loss trades, which entailed selling longer-maturity, lower yielding bonds for issues providing similar risk characteristics but higher yields, all while generating a tax loss that we can use to offset capital gains in the future. By balancing sales of bonds with shorter- and longer effective durations, we were able to maintain the portfolio’s overall duration at our target level throughout the reporting period.
Nuveen Massachusetts Municipal Bond Fund
The Class A Shares of the Nuveen Massachusetts Municipal Bond Fund underperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2018.
Duration (interest rate) positioning contributed to the Fund’s performance. As the yield curve flattened during the reporting period (meaning that long-term interest rates modestly fell while short-term rates rose), bonds with longer durations generally outpaced their shorter-term counterparts. Such an environment suited the Fund, given our relative underweighting in securities with an effective duration shorter than six years and elevated exposure to bonds with an effective duration of eight years and beyond. Both stances added value this reporting period.
6

The Fund’s credit quality modestly benefited from its underweighting in bonds with high credit ratings and overweighting in lower rated securities. During the reporting period, investors generally favored lower quality bonds for their yield advantage in a continued environment of low interest rates.
Throughout the reporting period, the Fund experienced a healthy amount of new shareholder investments. To reinvest these proceeds, we were actively buying bonds across multiple sectors of the Massachusetts municipal bond market. New purchases included Massachusetts general obligation debt, health care bonds, higher education issues and highway transportation bonds.
For most of the reporting period, we focused new purchases on bonds with maturities between 20 and 25 years, because we believed such securities offered a better risk/reward trade-off than bonds with even longer maturities.
Toward the end of the reporting period, however, to prevent the portfolio’s duration from getting longer than our intended range, we began purchasing short-duration debt known as variable-rate demand notes (VRDNs). We liked these securities for their lack of duration risk (VRDN interest rates are automatically reset along with Federal Reserve rate increases) and their seven-day put feature (meaning we have the option to liquidate the bonds at their face value with seven days’ notice). With these features, the VRDNs provided us with a highly liquid source of funds should we wish to buy longer-term bonds or satisfy any potential shareholder redemptions in the future.
In light of the healthy shareholder inflows this reporting period, our bond sales were limited. When we did make sales, we focused on lower coupon bonds often preferred by individual investors. We also periodically engaged in tax-loss trades, meaning we sold some longer maturity, lower yielding bonds and used the proceeds to buy similarly structured bonds offering better yields. With this approach, we were able to realize a tax loss that we can apply against future capital gains.
Nuveen New Jersey Municipal Bond Fund
The Class A Shares of the Nuveen New Jersey Municipal Bond Fund outperformed the S&P Municipal Bond Index for the six-month reporting period ended August 31, 2018.
During this time frame, short-term interest rates rose, while rates on intermediate- and longer-term bonds ranged from steady to incrementally lower. Against this backdrop, the Fund benefited from its longer duration (sensitivity to changes in interest rates) relative to the index. Our allocation to longer-duration bonds was especially helpful, given these securities’ higher yields.
Credit quality positioning also contributed to results. In managing the Fund, we regularly favor lower-rated bonds, given our confidence in Nuveen’s substantial credit research resources and capabilities. During the reporting period, bonds with lower credit ratings outperformed their higher quality counterparts. Accordingly, we were well positioned to benefit, given the Fund’s relative overweighting in bonds rated below investment grade, referring to bonds rated A and BBB.
The Fund also benefited from being underweighted in the two highest rating categories, AAA and AA. The Fund’s highly rated positions, especially pre-refunded bonds, were among our weakest individual performers of the reporting period. Pre-refunded bonds were disadvantaged because of their high degree of credit quality and short durations.
Security selection added to overall relative performance. Exposure to New Jersey bonds, which benefited from an improving credit outlook for the state, added to results. We also saw good performance from certain health care and toll road positions, as well as among tobacco-securitization bonds. In the first half of the reporting period, New Jersey refinanced more than $3 billion worth of lower rated tobacco bonds, replacing them with new, more highly rated securities that performed very well for the Fund.
In managing the Fund, we continued to pursue our twin objectives of seeking high income while simultaneously preserving capital for shareholders. Throughout the reporting period, we experienced elevated bond call activity. We applied the proceeds from these calls, as well as from new shareholder investments and periodic bond sales, to make new purchases across several sectors.
New portfolio additions this reporting period included health care bonds and New Jersey higher education bonds to help finance student loan debt. Other purchases included New Jersey Housing and Mortgage Finance Agency single-family housing bonds, some higher-quality tax-supported bonds and a handful of investments across other sectors. We also purchased a sizeable number of to-
7

Portfolio Managers’ Comments (continued)
bacco bonds that the state issued to replace older tobacco issues. By participating in this deal, we were able to preserve most of our existing exposure to the sector. We did allow our allocation to the tobacco debt sector to drift downward, however, should attractive investment opportunities emerge, we would look to increase our allocation.
Most of our purchases this reporting period consisted of longer-maturity bonds displaying lower investment grade credit ratings. Given the number of attractive purchase opportunities we were finding, we were comfortable allowing the Fund’s duration to move toward the upper end of our target range.
Nuveen New York Municipal Bond Fund
The Nuveen New York Municipal Bond Fund underperformed the national S&P Municipal Bond Index for the six-month reporting period ended August 31, 2018, while outperforming its respective state index, the S&P Municipal Bond New York Index.
Relative to the New York index, the Fund benefited from its credit quality positioning. In a market environment favoring lower rated bonds over their higher quality counterparts, our relative overweighting in bonds with credit ratings of BBB and below added to performance.
We saw particularly strong results from some individual lower rated credits that experienced substantial valuation improvements during the reporting period. The first of these was our position in non-rated bonds of Bronx Parking Development Company, which operates parking facilities for Yankee Stadium. Bronx Parking defaulted on its debt several years ago when utilization was significantly lower than expected. However, the bonds rebounded recently because utilization has improved with the Yankees winning more games and a potential bondholder-friendly redevelopment project has boosted sentiment.
The Fund also benefited from its investment in New York tobacco securitization bonds, particularly zero coupon bonds. As refunding activity in the tobacco sector grew nationwide, investors increasingly began to speculate that these higher duration New York bonds could themselves be refunded. As the demand for these securities grew throughout the reporting period, their prices rose accordingly, lifting the Fund’s performance.
Also contributing to the Fund’s result, although to a lesser extent, was our duration (interest rate) positioning. During the reporting period, interest rates on short-term municipal bonds rose, more or less paralleling the Federal Reserve’s two rate hikes, while rates on long-term municipal bonds very modestly fell.
This situation, known as yield curve flattening, was favorable for the Fund for two reasons. First, our longer portfolio duration allowed the Fund to capture more of the performance benefit associated with falling long-term rates. Second, as the reporting period progressed, we were selling some holdings with intermediate maturities (for which we were finding good demand) and replacing them with longer bonds. We anticipated these latter securities would benefit from the flattening yield curve while also providing the portfolio with additional income. In fact, this situation materialized as we expected, further contributing to the Fund’s result.
Meanwhile, we experienced a mixed impact from the Fund’s sector positioning. Our allocation to the tobacco sector was a meaningfully positive performance factor. In contrast, the Fund’s exposure to advance refunded bonds detracted from results, as these very high quality, very short duration securities lagged bonds displaying the opposite characteristics.
In light of the relative scarcity of attractively valued lower rated New York bonds, our purchase activity this reporting period tended to emphasize higher grade bonds with good liquidity, including sales tax, utility and state income tax backed bonds, as well as higher education and transportation debt. We viewed these highly rated positions as placeholders in the Fund that could be sold relatively easily, should the municipal bond market weaken and begin to offer better more attractive purchase opportunities.
Although attractively valued investments in lower quality credit tiers were more difficult to come by, we did selectively purchase in this area, adding airport, higher education and energy bonds with credit ratings of BBB and below.
8

Another theme to our purchases was, when appropriate, to add exposure to higher quality bonds with coupons in the 4% range, which we found available at unusually attractive spreads relative to comparable bonds with coupons around 5%. By periodically exchanging the latter for the former, we were able to improve the portfolio’s income characteristics while simultaneously increasing the Fund’s credit quality.
9

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of August 31, 2018, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of these sources. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
10

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Connecticut Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.35%	0.60%	3.90%	3.87%
Class A Shares at maximum Offering Price	(2.95)%	(3.65)%	3.02%	3.43%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%
Lipper Other States Municipal Debt Funds Classification Average	1.38%	0.17%	3.61%	3.53%
Class C2 Shares	1.06%	0.03%	3.32%	3.30%
Class I Shares	1.46%	0.74%	4.10%	4.09%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.84%	(0.30)%	2.35%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.46%	0.19%	3.34%	4.34%
Class A Shares at maximum Offering Price	(3.80)%	(3.98)%	2.46%	3.88%
Class C2 Shares	0.26%	(0.28)%	2.79%	3.78%
Class I Shares	0.57%	0.42%	3.54%	4.55%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.05%	(0.61)%	2.18%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%
12

Effective Leverage Ratio as of August 31, 2018

Effective Leverage Ratio	0.00%
13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Massachusetts Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.25%	0.39%	4.26%	4.31%
Class A Shares at maximum Offering Price	(3.03)%	(3.86)%	3.36%	3.86%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%
Lipper Massachusetts Municipal Debt Funds Classification Average	1.11%	(0.20)%	3.64%	3.60%
Class C2 Shares	0.85%	(0.21)%	3.65%	3.73%
Class I Shares	1.34%	0.57%	4.45%	4.52%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.73%	(0.45)%	2.69%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.03%	0.07%	3.64%	4.78%
Class A Shares at maximum Offering Price	(4.19)%	(4.10)%	2.77%	4.33%
Class C2 Shares	(0.17)%	(0.53)%	3.08%	4.22%
Class I Shares	0.23%	0.35%	3.87%	5.01%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.29)%	(0.77)%	2.48%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%
14

Effective Leverage Ratio as of August 31, 2018

Effective Leverage Ratio	0.39%
15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Jersey Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.83%	1.26%	4.82%	4.72%
Class A Shares at maximum Offering Price	(2.44)%	(2.96)%	3.93%	4.28%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%
Lipper New Jersey Municipal Debt Funds Classification Average	2.42%	1.47%	4.12%	3.89%
Class C2 Shares	1.54%	0.77%	4.24%	4.15%
Class I Shares	1.93%	1.47%	5.02%	4.94%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.43%	0.47%	3.21%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.57%	0.71%	4.16%	5.19%
Class A Shares at maximum Offering Price	(3.64)%	(3.51)%	3.27%	4.74%
Class C2 Shares	0.27%	0.21%	3.58%	4.62%
Class I Shares	0.67%	0.92%	4.36%	5.42%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.17%	(0.01)%	2.98%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%
16

Effective Leverage Ratio as of August 31, 2018

Effective Leverage Ratio	0.50%
17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New York Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.58%	0.67%	4.58%	4.30%
Class A Shares at maximum Offering Price	(2.66)%	(3.59)%	3.69%	3.85%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%
S&P Municipal Bond New York Index	1.43%	0.19%	4.06%	4.21%
Lipper New York Municipal Debt Funds Classification Average	1.90%	0.55%	4.18%	3.81%
Class C2 Shares	1.20%	0.03%	4.01%	3.73%
Class I Shares	1.69%	0.80%	4.79%	4.51%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.16%	(0.15)%	3.11%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.52%	0.07%	3.97%	4.82%
Class A Shares at maximum Offering Price	(3.67)%	(4.10)%	3.09%	4.37%
Class C2 Shares	0.15%	(0.48)%	3.41%	4.25%
Class I Shares	0.54%	0.30%	4.19%	5.04%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.11%	(0.66)%	2.89%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%
18

Effective Leverage Ratio as of August 31, 2018

Effective Leverage Ratio	0.60%
19

Yields    as of August 31, 2018
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.88%	2.21%	2.43%	3.23%
SEC 30-Day Yield	2.08%	1.38%	1.63%	2.37%
Taxable-Equivalent Yield (30.0%)[2]	2.97%	1.97%	2.33%	3.39%
Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.77%	2.07%	2.31%	3.08%
SEC 30-Day Yield - Subsidized	2.15%	1.45%	1.70%	2.44%
SEC 30-Day Yield - Unsubsidized	2.15%	1.45%	1.70%	2.44%
Taxable-Equivalent Yield - Subsidized (29.1%)[2]	3.03%	2.05%	2.40%	3.44%
Taxable-Equivalent Yield - Unsubsidized (29.1%)[2]	3.03%	2.05%	2.40%	3.44%
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.97%	2.31%	2.52%	3.30%
SEC 30-Day Yield	2.27%	1.57%	1.82%	2.57%
Taxable-Equivalent Yield (30.4%)[2]	3.26%	2.26%	2.61%	3.69%
20

Nuveen New York Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.93%	2.23%	2.50%	3.28%
SEC 30-Day Yield - Subsidized	2.23%	1.53%	1.78%	2.52%
SEC 30-Day Yield - Unsubsidized	2.23%	1.53%	1.78%	2.52%
Taxable-Equivalent Yield - Subsidized (30.6%)[2]	3.21%	2.20%	2.56%	3.63%
Taxable-Equivalent Yield - Unsubsidized (30.6%)[2]	3.21%	2.20%	2.56%	3.63%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
21

Holding Summaries    as of August 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Connecticut Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	22.7%
Tax Obligation/General	22.1%
U.S. Guaranteed	14.5%
Tax Obligation/Limited	13.9%
Water and Sewer	11.6%
Education and Civic Organizations	9.2%
Other	6.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	14.4%
AAA	0.1%
AA	44.8%
A	33.4%
BBB	6.1%
BB or Lower	0.4%
N/R (not rated)	0.8%
Total	100%
22

Nuveen Massachusetts Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.8%
Short-Term Municipal Bonds	2.0%
Other Assets Less Liabilities	2.2%
Net Assets	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	27.3%
Health Care	22.7%
Tax Obligation/Limited	16.2%
Tax Obligation/General	8.8%
U.S. Guaranteed	8.3%
Transportation	7.9%
Water and Sewer	5.6%
Other	3.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.3%
AAA	12.8%
AA	41.6%
A	23.6%
BBB	12.1%
BB or Lower	0.5%
N/R (not rated)	2.1%
Total	100%
23

Holding Summaries    as of August 31, 2018 (continued)
Nuveen New Jersey Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.3%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	1.2%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	19.0%
Education and Civic Organizations	17.9%
Transportation	13.4%
Health Care	13.3%
U.S. Guaranteed	11.2%
Tax Obligation/General	10.8%
Other	14.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	12.7%
AA	32.2%
A	27.0%
BBB	14.1%
BB or Lower	4.4%
N/R (not rated)	0.9%
Total	100%
24

Nuveen New York Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.0%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations	100.4%
Floating Rate Obligations	(0.4)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	22.5%
Transportation	19.8%
Education and Civic Organizations	13.0%
U.S. Guaranteed	8.7%
Tax Obligation/General	8.6%
Water and Sewer	7.9%
Utilities	7.0%
Consumer Staples	5.8%
Other	6.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	22.8%
AA	37.0%
A	10.3%
BBB	9.9%
BB or Lower	6.3%
N/R (not rated)	5.0%
Total	100%
25

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2018.
The beginning of the period is March 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.50	$1,008.40	$1,010.60	$1,014.60
Expenses Incurred During the Period	$ 4.11	$ 8.15	$ 6.84	$ 3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.12	$1,017.09	$1,018.40	$1,022.13
Expenses Incurred During the Period	$ 4.13	$ 8.19	$ 6.87	$ 3.11
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.35% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
26

Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.50	$1,007.30	$1,008.50	$1,013.40
Expenses Incurred During the Period	$ 4.06	$ 8.10	$ 6.78	$ 3.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.14	$1,018.45	$1,022.18
Expenses Incurred During the Period	$ 4.08	$ 8.13	$ 6.82	$ 3.06
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.34% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.30	$1,015.40	$1,019.30
Expenses Incurred During the Period	$ 4.12	$ 8.17	$ 6.91	$ 3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.12	$1,017.09	$1,018.35	$1,022.13
Expenses Incurred During the Period	$ 4.13	$ 8.19	$ 6.92	$ 3.11
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen New York Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.80	$1,011.60	$1,012.00	$1,016.90
Expenses Incurred During the Period	$ 3.86	$ 7.91	$ 6.64	$ 2.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.37	$1,017.34	$1,018.60	$1,022.38
Expenses Incurred During the Period	$ 3.87	$ 7.93	$ 6.67	$ 2.85
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
27

Nuveen Connecticut Municipal Bond Fund
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.3%
	MUNICIPAL BONDS – 99.3%
	Education and Civic Organizations – 9.2%
$ 210	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	11/18 at 100.00	B	$210,069
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,073,920
500	5.000%, 7/01/32	7/22 at 100.00	A+	537,150
1,185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,259,868
1,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A-	2,075,573
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,068,869
5,095	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A-	5,555,028
1,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M, 5.000%, 7/01/35	7/26 at 100.00	A-	1,956,115
1,425	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1, 5.000%, 7/01/42	7/27 at 100.00	A	1,588,262
1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Refunding Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,446,634
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1:
1,000	5.000%, 7/01/37	7/28 at 100.00	BBB	1,099,270
1,250	5.000%, 7/01/38	7/28 at 100.00	BBB	1,369,787
950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Westminster School, Series 2014H, 3.250%, 7/01/32	7/24 at 100.00	A	948,917
630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	AA-	653,090
19,330	Total Education and Civic Organizations			20,842,552
	Health Care – 22.6%
4,600	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A	4,957,420
2,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	3,013,674
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
345	5.500%, 7/01/21 – RAAI Insured	11/18 at 100.00	AA	346,000
4,025	5.500%, 7/01/32 – RAAI Insured	11/18 at 100.00	AA	4,032,084
28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 6,975	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	$7,359,183
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2014E, 5.000%, 7/01/42	7/24 at 100.00	A	537,265
1,995	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A3	2,150,011
4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	BBB+	4,209,543
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	BBB+	4,252,480
1,815	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	BBB+	1,790,897
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT:
2,350	5.000%, 12/01/41	6/26 at 100.00	AA-	2,658,461
1,195	5.000%, 12/01/45	6/26 at 100.00	AA-	1,344,853
4,160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	4,442,714
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	2,129,160
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,400	5.000%, 7/01/32	7/24 at 100.00	AA-	2,677,656
2,520	5.000%, 7/01/33	7/24 at 100.00	AA-	2,807,255
830	5.000%, 7/01/34	7/24 at 100.00	AA-	922,728
1,670	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A+	1,728,867
48,320	Total Health Care			51,360,251
	Long-Term Care – 2.0%
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB	1,150,248
570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	593,991
2,705	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	A1	2,842,063
4,375	Total Long-Term Care			4,586,302
	Tax Obligation/General – 21.9%
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
600	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	660,276
1,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	1,097,670
1,065	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,166,644
2,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 – AGM Insured	8/26 at 100.00	AA	2,202,100
29

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,425	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2016P-1, 5.000%, 11/01/28	11/26 at 100.00	A1	$2,781,038
2,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	2,128,000
1,325	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/38	6/28 at 100.00	A1	1,458,321
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	A1	1,056,040
2,400	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	A1	2,600,784
3,000	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A1	3,253,710
2,370	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A1	2,592,685
	Connecticut State, General Obligation Bonds, Series 2017A:
1,000	5.000%, 4/15/34	4/27 at 100.00	A1	1,105,170
3,270	5.000%, 4/15/35	4/27 at 100.00	A1	3,603,736
1,500	Connecticut State, General Obligation Bonds, Series 2018A, 5.000%, 4/15/37	4/28 at 100.00	A1	1,652,625
500	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/33 – BAM Insured	8/24 at 100.00	AA	556,370
1,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/36 – AGM Insured	8/26 at 100.00	AA	1,107,620
	New Haven, Connecticut, General Obligation Bonds, Series 2014A:
810	5.000%, 8/01/30 – AGM Insured	8/24 at 100.00	AA	893,827
700	5.000%, 8/01/31 – AGM Insured	8/24 at 100.00	AA	769,664
850	5.000%, 8/01/32 – AGM Insured	8/24 at 100.00	AA	931,234
850	5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	925,029
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
795	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	878,737
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,783,199
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	547,115
485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	559,283
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/34	12/22 at 100.00	AA	656,136
1,035	The Metropolitan District Hartford County, Connecticut General Obligation Bonds, Series 2018, 5.000%, 7/15/35	7/28 at 100.00	AA	1,187,673
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
555	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	630,425
485	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	550,257
765	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	865,376
555	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	626,340
555	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	624,858
3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	AA-	3,265,680
2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA	2,179,460
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
$ 1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA	$1,401,075
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA	1,548,845
45,310	Total Tax Obligation/General			49,847,002
	Tax Obligation/Limited – 13.8%
900	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, CHELSA Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	A1	910,341
2,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	2,712,750
1,390	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	AA	1,532,114
4,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A, 5.000%, 9/01/33	9/26 at 100.00	AA	4,986,720
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2018A:
2,000	5.000%, 1/01/37	1/28 at 100.00	AA	2,221,640
2,000	5.000%, 1/01/38	1/28 at 100.00	AA	2,216,640
1,165	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2014A, 5.000%, 9/01/33	9/24 at 100.00	AA	1,271,819
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,400	5.250%, 1/01/36	1/22 at 100.00	A	2,540,568
600	5.125%, 1/01/42	1/22 at 100.00	A	629,916
1,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,833,399
	University of Connecticut, General Obligation Bonds, Series 2009A:
1,000	5.000%, 2/15/27	2/19 at 100.00	AA-	1,013,100
1,000	5.000%, 2/15/28	2/19 at 100.00	AA-	1,013,010
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	AA-	2,738,975
740	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	AA-	817,730
1,590	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	2/25 at 100.00	AA-	1,732,241
3,000	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	AA-	3,293,970
29,005	Total Tax Obligation/Limited			31,464,933
	U.S. Guaranteed – 14.4% (4)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
1,705	5.000%, 7/01/35 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,805,493
1,000	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,058,940
1,555	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,675,233
135	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System - Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	11/18 at 100.00	Aaa	141,338
31

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
$ 495	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	$537,530
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	542,960
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A	1,089,340
2,500	5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A	2,757,550
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,255	5.000%, 7/01/26 (Pre-refunded 7/01/22) – AGM Insured	7/22 at 100.00	AA	1,396,275
1,750	5.000%, 7/01/27 (Pre-refunded 7/01/22) – AGM Insured	7/22 at 100.00	AA	1,946,997
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)	7/20 at 100.00	AA	2,117,880
1,305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3	1,392,357
	Connecticut State, General Obligation Bonds, Series 2008C:
1,015	5.000%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	A1	1,020,461
1,015	5.000%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A1	1,020,461
2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	2,511,680
2,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+	2,308,152
5,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	AA-	5,588,058
1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011AA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R	1,940,555
1,725	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.000%, 12/01/27 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	1,919,287
30,355	Total U.S. Guaranteed			32,770,547
	Utilities – 3.9%
415	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	Aa3	453,500
880	Connecticut Municipal Electric Energy Cooperative, Transmission Services Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	Aa3	958,206
3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,416,816
3,035	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	A-	3,078,643
1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,091,100
8,500	Total Utilities			8,998,265
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.5%
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
$ 500	5.000%, 8/15/30	8/24 at 100.00	AA	$560,715
1,000	5.000%, 8/15/32	8/24 at 100.00	AA	1,124,930
60	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	11/18 at 100.00	AA	60,153
1,115	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A-	1,234,706
1,040	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,133,257
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A:
2,250	5.000%, 11/01/35	11/24 at 100.00	Aa2	2,491,785
4,885	5.000%, 11/01/42	11/24 at 100.00	Aa2	5,372,572
2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39	4/22 at 100.00	Aa2	2,694,500
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,077,080
	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A:
1,010	5.000%, 8/01/39	8/24 at 100.00	AA-	1,130,735
1,055	5.000%, 8/01/44	8/24 at 100.00	AA-	1,178,066
1,245	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-Second Series 2016B, 4.000%, 8/01/36	8/26 at 100.00	AA-	1,313,164
3,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-third Series 2017B-1, 5.000%, 8/01/41	8/28 at 100.00	AA-	3,488,430
500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Eighth Series 2013A, 5.000%, 8/01/38	8/22 at 100.00	AA-	544,280
2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 – FGIC Insured	8/22 at 100.00	AA-	2,197,420
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	565,810
23,660	Total Water and Sewer			26,167,603

$ 208,855	Total Long-Term Investments (cost $220,342,057)			226,037,455
	Other Assets Less Liabilities – 0.7%			1,653,098
	Net Assets – 100%			$ 227,690,553
33

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
See accompanying notes to financial statements.
34

Nuveen Massachusetts Municipal Bond Fund
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.8%
	MUNICIPAL BONDS – 95.8%
	Education and Civic Organizations – 26.7%
	Massachusetts Development Finance Agency Revenue Bonds, Brandeis University Issue, Series 2018R.:
$ 1,195	5.000%, 10/01/37	10/28 at 100.00	A+	$1,385,626
840	5.000%, 10/01/38	10/28 at 100.00	A+	970,855
1,000	5.000%, 10/01/39	10/28 at 100.00	A+	1,153,920
5,165	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	A	5,794,355
1,260	Massachusetts Development Finance Agency, Revenue Bonds, Berkley College of Music, Series 2016, 5.000%, 10/01/39	10/26 at 100.00	A	1,421,141
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA-	1,577,880
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA-	3,363,270
	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T:
2,350	5.000%, 7/01/39	7/27 at 100.00	AA-	2,686,379
1,020	5.000%, 7/01/42	7/27 at 100.00	AA-	1,162,627
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	Aa3	5,491,850
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1, 5.000%, 10/01/46	10/26 at 100.00	Aa3	2,516,889
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 5.000%, 1/01/35	1/25 at 100.00	BBB+	3,235,440
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A:
1,510	5.250%, 1/01/42	1/27 at 100.00	BBB+	1,670,558
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB+	1,627,320
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
2,240	5.000%, 1/01/37	1/28 at 100.00	BBB+	2,473,296
5,185	5.000%, 1/01/40	1/28 at 100.00	BBB+	5,699,248
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2018, 5.000%, 1/01/43	1/28 at 100.00	BBB+	2,193,400
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,719,475
2,055	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	2,298,538
35

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
$ 550	3.500%, 7/01/35	7/25 at 100.00	AA	$540,359
235	5.000%, 7/01/37	7/25 at 100.00	AA	263,177
700	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017, 5.000%, 7/01/37	7/26 at 100.00	BBB-	765,261
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
1,125	5.000%, 3/01/39	3/24 at 100.00	A1	1,232,123
1,850	5.000%, 3/01/44	3/24 at 100.00	A1	2,021,273
1,550	Massachusetts Development Finance Agency, Revenue Bonds, Phillips Academy , Series 2014A, 5.000%, 9/01/43	9/23 at 100.00	AAA	1,728,374
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	10/23 at 100.00	BBB+	1,085,010
2,495	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	2,848,616
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA	2,064,280
1,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017, 5.000%, 4/01/36	10/27 at 100.00	AA-	1,737,990
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	Aa2	996,301
1,325	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H, 5.000%, 1/01/42	1/28 at 100.00	A3	1,502,153
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AA-	1,154,070
1,000	5.000%, 6/01/38	6/28 at 100.00	AA-	1,151,350
2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A1	2,600,784
840	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2016, 5.000%, 9/01/37	9/26 at 100.00	A1	947,738
550	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A1	621,759
7,500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017B, 5.000%, 9/01/42	9/27 at 100.00	A1	8,466,075
	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Refunding Series 2017:
700	5.000%, 7/01/35	7/27 at 100.00	Baa2	775,152
500	5.000%, 7/01/36	7/27 at 100.00	Baa2	552,085
2,345	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Refunding Series 2016, 5.000%, 1/01/36	7/26 at 100.00	AA-	2,643,589
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	AA-	2,799,636
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,495	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2016, 5.000%, 1/01/40	7/26 at 100.00	AA-	$2,797,993
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013:
2,500	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	2,626,575
1,710	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,821,783
730	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	753,053
635	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	666,566
1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/27 (Alternative Minimum Tax)	1/25 at 100.00	AA	1,111,310
505	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	Baa2	517,418
7,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Lien Series 2013-1, 5.000%, 11/01/39	11/22 at 100.00	Aa2	8,254,125
2,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	2,826,600
98,265	Total Education and Civic Organizations			109,314,645
	Health Care – 21.4%
4,100	Massachusetts Development Finance Agency Revenue Bonds, CareGroup Issue, Series 2018J-2, 5.000%, 7/01/43	7/28 at 100.00	A-	4,510,574
5,915	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	6,536,016
2,160	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 5.000%, 7/01/41	7/26 at 100.00	A-	2,350,642
2,340	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A+	2,560,756
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	3,459,456
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	AA-	3,263,851
500	5.000%, 10/01/30	10/21 at 100.00	AA-	542,450
3,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	4,205,958
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
2,000	5.000%, 7/01/32	7/26 at 100.00	BBB	2,220,980
1,625	5.000%, 7/01/36	7/26 at 100.00	BBB	1,773,021
37

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series 2016-I:
$ 3,800	5.000%, 7/01/21	No Opt. Call	A-	$4,095,982
2,135	5.000%, 7/01/29	7/26 at 100.00	A-	2,425,872
1,500	5.000%, 7/01/37	7/26 at 100.00	A-	1,654,890
1,935	5.000%, 7/01/38	7/26 at 100.00	A-	2,129,235
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A-	1,012,041
1,000	5.000%, 7/01/32	7/25 at 100.00	A-	1,110,140
500	5.000%, 7/01/33	7/25 at 100.00	A-	550,240
	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N:
1,925	5.000%, 12/01/41	12/26 at 100.00	A1	2,154,884
6,100	5.000%, 12/01/46	12/26 at 100.00	A1	6,805,160
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F:
1,300	5.000%, 8/15/35	8/25 at 100.00	A	1,438,684
5,325	5.000%, 8/15/45	8/25 at 100.00	A	5,806,699
1,320	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BBB-	1,422,868
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2016Q:
1,250	4.000%, 7/01/41	7/26 at 100.00	AA-	1,281,200
2,250	5.000%, 7/01/41	7/26 at 100.00	AA-	2,510,055
4,950	5.000%, 7/01/47	7/26 at 100.00	AA-	5,489,748
1,380	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1, 5.000%, 7/01/37	1/28 at 100.00	AA-	1,581,190
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2014M-4, 5.000%, 7/01/44	7/23 at 100.00	AA-	2,715,800
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	BBB+	1,075,630
3,800	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/44	7/23 at 100.00	BBB+	4,007,556
890	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017K, 5.000%, 7/01/38	1/27 at 100.00	A-	975,520
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A-	386,448
1,855	5.000%, 7/01/44	7/27 at 100.00	A-	2,030,631
555	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/36	7/26 at 100.00	A-	610,711
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
$ 2,040	5.000%, 7/15/32	11/18 at 100.00	BBB-	$2,056,606
1,000	5.000%, 7/15/37	11/18 at 100.00	BBB-	1,008,150
80,360	Total Health Care			87,759,644
	Housing/Multifamily – 0.4%
1,535	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	11/18 at 100.00	AA	1,538,868
	Long-Term Care – 2.1%
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017:
1,910	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	1,910,668
275	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	294,231
560	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	7/25 at 100.00	A	620,228
240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A-	249,084
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
240	5.250%, 1/01/26	1/23 at 100.00	BBB	263,362
790	5.750%, 1/01/28	1/23 at 100.00	BBB	881,490
4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/18 at 100.00	N/R	4,227,933
8,235	Total Long-Term Care			8,446,996
	Tax Obligation/General – 8.6%
1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25	3/23 at 100.00	AAA	1,126,834
5,725	Boston, Massachusetts, General Obligation Bonds, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AAA	6,778,629
1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,822,065
930	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	Aa1	997,490
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	Aa1	5,599,500
1,190	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	1,323,625
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	Aa1	3,411,630
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/46	11/27 at 100.00	Aa1	5,704,900
	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018A:
3,750	5.000%, 1/01/42	1/28 at 100.00	Aa1	4,303,237
950	5.000%, 1/01/46	1/28 at 100.00	Aa1	1,086,031
39

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	$1,095,070
2,000	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	2,136,580
31,340	Total Tax Obligation/General			35,385,591
	Tax Obligation/Limited – 15.8%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,355	5.000%, 11/15/27	11/25 at 100.00	A	1,525,405
1,000	5.000%, 11/15/39	11/25 at 100.00	A	1,090,640
2,505	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	2,629,899
870	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	910,272
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,160	5.000%, 12/01/31	12/26 at 100.00	BBB+	1,293,215
2,000	5.000%, 12/01/46	12/26 at 100.00	BBB+	2,186,060
1,010	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	1,146,411
500	Martha's Vineyard Land Bank, Massachusetts, Revenue Refunding Bonds, Green Bonds, Series 2017, 5.000%, 5/01/36 – BAM Insured	5/27 at 100.00	AA	572,435
6,345	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	6,914,781
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	2,812,875
1,890	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	Aa2	2,094,555
	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	2,266,988
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,290,791
1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	Aa2	1,506,277
1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	Aa2	1,243,115
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Refunding Series 2015C, 5.000%, 8/15/37	8/25 at 100.00	AAA	1,863,180
3,125	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AAA	3,451,406
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AAA	1,773,717
7,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2018A, 5.250%, 2/15/48	2/28 at 100.00	AA+	8,167,740
1,270	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge Program, Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	AAA	1,452,385
1,130	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	1,178,070
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,465	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Program, Series 2016A, 5.000%, 6/01/41	6/26 at 100.00	AAA	$6,210,590
1,655	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2017A, 5.000%, 6/01/43	12/27 at 100.00	AAA	1,902,985
800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/35	6/21 at 100.00	AAA	824,256
3,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	AAA	3,924,060
4,000	The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2018A, 5.250%, 6/01/43	6/28 at 100.00	AAA	4,743,880
57,985	Total Tax Obligation/Limited			64,975,988
	Transportation – 6.5%
1,840	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	1,913,343
5,000	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/47 (Alternative Minimum Tax)	7/27 at 100.00	AA	5,576,850
2,000	Massachusetts Port Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	2,115,660
2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32	7/22 at 100.00	AA	3,038,173
1,780	Massachusetts Port Authority, Revenue Bonds, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	AA	2,012,450
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
1,425	5.000%, 7/01/40	7/25 at 100.00	AA	1,602,398
2,000	5.000%, 7/01/45	7/25 at 100.00	AA	2,242,420
2,600	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	11/18 at 100.00	A2	2,605,200
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	533,840
4,055	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/19 at 100.00	N/R	4,094,982
840	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	896,381
24,790	Total Transportation			26,631,697
	U.S. Guaranteed – 8.1% (4)
1,110	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA	1,157,242
1,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Senior Lien Series 2010A, 5.000%, 11/01/30 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+	1,037,700
1,435	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	1,529,796
1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	A2	1,344,854
1,015	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35 (Pre-refunded 10/01/19)	10/19 at 100.00	Aa3	1,057,640
41

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 4,150	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	Aa3	$4,297,989
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2008N, 5.000%, 10/01/39 (Pre-refunded 10/01/18)	10/18 at 100.00	A1	3,007,710
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A:
910	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	949,685
90	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+	93,925
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40 (Pre-refunded 10/15/20)	10/20 at 100.00	AAA	3,203,100
1,000	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A	11/23 at 100.00	N/R	1,155,550
1,000	Massachusetts Development Finance Agency, Revenue Bonds, SABIS International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R	1,069,140
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA	1,085,920
3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)	4/21 at 100.00	AA-	3,800,300
500	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Dominion Energy Brayton Point Project, Refunding Series 2009, 5.750%, 12/01/42 (Pre-refunded 5/01/19)	5/19 at 100.00	BBB	513,600
2,065	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36 (Pre-refunded 7/01/19)	7/19 at 100.00	A+	2,134,673
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 (Pre-refunded 11/15/19) – AGC Insured	11/19 at 100.00	AA	1,040,420
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	N/R	314,467
800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2016-XL0017, 10.554%, 12/15/34 (Pre-refunded 12/15/19), 144A (IF) (5)	12/19 at 100.00	AAA	901,208
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lesley University, Series 2009A, 5.000%, 7/01/29 (Pre-refunded 7/01/19) – AGC Insured	7/19 at 100.00	AA	1,027,640
995	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	1,028,571
1,500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured	11/20 at 100.00	AA	1,605,465
31,635	Total U.S. Guaranteed			33,356,595
	Utilities – 0.7%
2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	11/18 at 100.00	Baa2	2,918,125
	Water and Sewer – 5.5%
590	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	612,963
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 4,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Senior Series 2018A, 4.000%, 11/01/40	5/26 at 100.00	AA+	$4,182,400
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017:
885	5.000%, 7/01/37	7/27 at 100.00	A-	980,013
2,000	5.000%, 7/01/40	7/27 at 100.00	A-	2,208,340
1,170	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,274,914
2,700	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	3,007,449
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	11/18 at 100.00	AAA	60,157
1,820	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series 2016C, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,068,958
	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B:
1,345	4.000%, 8/01/40	8/26 at 100.00	AA+	1,397,657
1,045	5.000%, 8/01/40	8/26 at 100.00	AA+	1,187,945
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,032,850
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B:
1,000	5.000%, 8/01/39	8/27 at 100.00	AA+	1,156,110
1,870	5.000%, 8/01/42	8/27 at 100.00	AA+	2,157,176
1,000	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2017C, 5.000%, 4/15/37	4/27 at 100.00	AA	1,155,680
20,485	Total Water and Sewer			22,482,612

$ 357,530	Total Long-Term Investments (cost $383,729,557)			392,810,761

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.0%
	MUNICIPAL BONDS – 2.0%
	Health Care – 0.8%
$ 3,150	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Variable Rate Demand Obligations, Series 2011K-1, 1.510%, 7/01/46 (6)	10/18 at 100.00	A-1	$ 3,150,000
	Transportation – 1.2%
5,000	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Variable Rate Demand Obligations, 1.570%, 1/01/37 (6)	11/18 at 100.00	A-1	5,000,000
$ 8,150	Total Short-Term Investments (cost $8,150,000)			8,150,000
	Total Investments (cost $391,879,557) – 97.8%			400,960,761
	Other Assets Less Liabilities – 2.2%			8,989,400
	Net Assets – 100%			$ 409,950,161
43

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.
44

Nuveen New Jersey Municipal Bond Fund
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.3%
	MUNICIPAL BONDS – 98.3%
	Consumer Discretionary – 0.3%
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$ 935	5.000%, 1/01/32	11/18 at 100.00	Caa2	$724,644
240	5.125%, 1/01/37	11/18 at 100.00	Caa2	175,315
1,175	Total Consumer Discretionary			899,959
	Consumer Staples – 2.9%
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
3,555	4.000%, 6/01/37	6/28 at 100.00	A-	3,615,151
3,985	5.000%, 6/01/46	6/28 at 100.00	BBB+	4,354,011
2,260	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	2,440,687
9,800	Total Consumer Staples			10,409,849
	Education and Civic Organizations – 17.4%
225	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	BBB-	241,810
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017:
2,780	4.000%, 7/15/37	7/27 at 100.00	BBB-	2,711,501
100	5.000%, 7/15/47	7/27 at 100.00	BBB-	107,317
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A	9/27 at 100.00	BB	96,341
870	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	998,969
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2017:
170	5.000%, 6/01/32	12/27 at 100.00	A	196,360
285	3.000%, 6/01/32	12/27 at 100.00	A	271,354
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
770	5.000%, 7/01/38	7/23 at 100.00	AA-	844,066
1,015	5.000%, 7/01/43	7/23 at 100.00	AA-	1,109,283
	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F:
750	4.000%, 7/01/35	7/26 at 100.00	AA-	781,178
1,805	3.000%, 7/01/40	7/26 at 100.00	AA-	1,584,465
45

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,800	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	$1,875,222
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,000	5.000%, 7/01/31	7/25 at 100.00	AA-	2,280,780
1,055	3.750%, 7/01/33	7/25 at 100.00	AA-	1,061,277
1,725	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	1,890,617
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding Series 2012B:
525	5.000%, 7/01/37	7/22 at 100.00	A	568,953
100	5.000%, 7/01/42	7/22 at 100.00	A	108,145
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
250	5.000%, 7/01/32	7/21 at 100.00	Baa2	261,145
230	5.000%, 7/01/37	7/21 at 100.00	Baa2	237,434
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
360	3.750%, 7/01/37	7/27 at 100.00	Baa2	340,398
1,320	4.000%, 7/01/42	7/27 at 100.00	Baa2	1,270,804
2,445	5.000%, 7/01/47	7/27 at 100.00	Baa2	2,625,123
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/32	7/25 at 100.00	A-	1,368,680
740	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A-	815,036
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
220	3.000%, 7/01/37	7/26 at 100.00	A-	199,034
1,875	3.000%, 7/01/41	7/26 at 100.00	A-	1,649,887
2,630	3.000%, 7/01/46	7/26 at 100.00	A-	2,262,194
3,200	4.000%, 7/01/46	7/26 at 100.00	A-	3,242,816
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
1,310	5.000%, 7/01/47	7/27 at 100.00	A-	1,460,087
500	4.000%, 7/01/47	7/27 at 100.00	A-	507,790
590	New Jersey Educational Facilities Authority, Revenue Bonds, Stockton University Issue, Refunding Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	A-	637,076
1,375	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B, 5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	1,535,847
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018A:
3,000	3.750%, 12/01/31 (Alternative Minimum Tax)	6/28 at 100.00	Aaa	3,002,310
120	4.000%, 12/01/35 (Alternative Minimum Tax)	6/28 at 100.00	Aaa	121,933
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
$ 2,470	3.500%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	Aaa	$2,399,605
570	4.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	Aaa	569,162
1,450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 3.750%, 12/01/33 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	1,443,272
300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	Aaa	309,192
510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aaa	536,321
1,035	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	1,074,475
400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	433,832
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
1,330	3.625%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	1,348,500
695	4.000%, 12/01/28 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	712,132
1,100	4.000%, 12/01/31 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	1,116,236
1,155	4.125%, 12/01/35 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	1,169,518
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1:
1,310	4.250%, 12/01/32 (Alternative Minimum Tax)	12/23 at 100.00	Aaa	1,340,209
1,310	4.500%, 12/01/36 (Alternative Minimum Tax)	12/23 at 100.00	Aaa	1,351,239
2,230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	Aaa	2,280,599
1,715	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	1,743,555
990	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	1,069,141
3,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	3,340,140
1,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,105,950
60,035	Total Education and Civic Organizations			61,608,310
	Financials – 0.4%
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
705	5.750%, 10/01/21	No Opt. Call	Ba2	742,562
500	6.500%, 4/01/28	No Opt. Call	Ba2	582,350
1,205	Total Financials			1,324,912
47

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 12.9%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
$ 1,720	5.000%, 2/15/25	2/24 at 100.00	BBB+	$1,906,156
2,000	5.000%, 2/15/33	2/24 at 100.00	BBB+	2,144,420
840	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	912,828
195	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	11/18 at 100.00	AA-	195,513
70	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured	7/19 at 100.00	AA	72,143
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
815	6.000%, 7/01/26	7/21 at 100.00	BB+	865,644
400	6.250%, 7/01/35	7/21 at 100.00	BB+	426,628
1,545	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	11/18 at 100.00	BB+	1,548,445
400	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	7/22 at 100.00	A+	440,212
490	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA-	501,486
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A+	1,089,340
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
4,145	5.000%, 7/01/28	7/27 at 100.00	AA-	4,892,385
2,040	5.000%, 7/01/57	7/27 at 100.00	AA-	2,259,014
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
595	5.000%, 7/01/45	7/24 at 100.00	A+	640,964
1,000	4.000%, 7/01/45	7/24 at 100.00	A+	1,005,640
4,360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41	7/26 at 100.00	A2	4,409,486
4,820	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A2	5,395,556
570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	AA-	631,606
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
460	5.000%, 7/01/32	7/26 at 100.00	AA	530,633
575	5.000%, 7/01/33	7/26 at 100.00	AA	661,112
600	5.000%, 7/01/34	7/26 at 100.00	AA	688,044
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
$ 2,000	5.000%, 7/01/39	7/24 at 100.00	A+	$2,208,780
630	5.000%, 7/01/43	7/24 at 100.00	A+	690,127
780	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	A+	871,299
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
2,710	3.000%, 7/01/32	7/26 at 100.00	BBB-	2,395,098
200	4.000%, 7/01/34	7/26 at 100.00	BBB-	201,060
3,085	5.000%, 7/01/41	7/26 at 100.00	BBB-	3,294,564
1,655	4.000%, 7/01/48	7/26 at 100.00	BBB-	1,607,154
460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A-	465,345
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
1,500	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	1,543,530
1,255	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,375,493
42,915	Total Health Care			45,869,705
	Housing/Multifamily – 4.2%
600	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	BBB-	645,606
1,770	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB-	1,827,684
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
1,770	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,823,507
1,015	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,046,293
1,010	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,041,421
3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA-	3,052,470
1,560	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA-	1,581,200
1,135	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016A, 3.750%, 11/01/45	11/25 at 100.00	AA-	1,123,491
2,040	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA-	2,030,677
875	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D, 3.900%, 11/01/32 (Alternative Minimum Tax)	5/26 at 100.00	AA-	872,139
14,775	Total Housing/Multifamily			15,044,488
49

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.3%
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A:
$ 2,265	3.600%, 4/01/33	10/27 at 100.00	AA	$2,262,395
1,210	3.750%, 10/01/35	10/27 at 100.00	AA	1,213,679
1,215	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018B, 3.800%, 10/01/32 (Alternative Minimum Tax)	10/27 at 100.00	AA	1,212,351
4,690	Total Housing/Single Family			4,688,425
	Long-Term Care – 1.3%
3,010	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	11/18 at 100.00	N/R	2,945,586
150	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	155,694
1,205	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB-	1,261,611
405	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB-	433,646
4,770	Total Long-Term Care			4,796,537
	Tax Obligation/General – 10.7%
	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014:
1,000	3.000%, 9/01/30 – AGM Insured	9/24 at 100.00	AA	980,210
1,775	5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,967,250
715	Cumberland County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Vineland Public Safety Building Project, Series 2017, 3.250%, 12/15/37 – BAM Insured	12/27 at 100.00	AA	696,932
350	Gloucester County, New Jersey, General Obligation Bonds, Series 2017B, 4.000%, 10/15/22	No Opt. Call	AA	375,771
180	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation Bonds, Series 2017, 3.250%, 12/15/38	12/27 at 100.00	AA	175,030
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
125	3.250%, 8/01/34	8/25 at 100.00	AA	121,956
1,000	3.500%, 8/01/38	8/25 at 100.00	AA	987,250
340	5.000%, 8/01/42	8/25 at 100.00	AA	378,083
	Hudson County, New Jersey, General Obligation Bonds, County College, Refunding Series 2017:
300	4.000%, 2/15/24	No Opt. Call	AA	329,016
375	4.000%, 2/15/28	2/27 at 100.00	AA	409,515
755	Jefferson Township School District, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 9/15/26	9/22 at 100.00	AA-	800,511
525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA-	556,222
1,000	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 8/01/24	8/22 at 100.00	AA-	1,066,610
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 610	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA-	$678,405
	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A:
330	3.750%, 1/01/33	1/24 at 100.00	AAA	333,963
220	5.000%, 1/01/37	1/24 at 100.00	AAA	246,660
	Mount Holly Municipal Utilities Authority, Burlington County, New Jersey, Sewer Revenue Bonds, Series 2018:
250	5.000%, 12/01/21	No Opt. Call	AA-	273,483
315	5.000%, 12/01/22	No Opt. Call	AA-	351,720
250	5.000%, 12/01/23	No Opt. Call	AA-	284,185
	Mount Laurel Township, Burlington County, New Jersey, General Obligation Bonds, Refunding Series 2017:
150	4.000%, 4/15/23	No Opt. Call	AA	161,775
200	4.000%, 4/15/25	No Opt. Call	AA	218,682
570	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	622,873
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
3,140	5.000%, 9/01/29 – BAM Insured	9/26 at 100.00	AA	3,609,618
1,325	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	1,483,033
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016B:
680	3.000%, 9/01/39 – AGM Insured	9/26 at 100.00	AA	608,355
1,655	4.000%, 9/01/40 – AGM Insured	9/26 at 100.00	AA	1,694,819
1,000	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017, 4.000%, 9/15/44 – AGM Insured	9/27 at 100.00	AA	1,040,770
500	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, DPW Building Project, Series 2018, 5.000%, 5/01/24	No Opt. Call	AA	571,480
	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012:
450	4.000%, 12/01/23	6/22 at 100.00	AA+	481,585
305	4.000%, 12/01/24	6/22 at 100.00	AA+	325,045
1,010	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/15/33	2/25 at 100.00	AA-	1,132,584
1,630	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/21	No Opt. Call	AA+	1,715,771
3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	4,023,504
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,705,084
51

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
$ 1,200	4.000%, 3/01/25	No Opt. Call	Aaa	$1,323,072
4,000	3.000%, 3/01/27	9/25 at 100.00	Aaa	4,078,520
1,000	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,056,130
35,430	Total Tax Obligation/General			37,865,472
	Tax Obligation/Limited – 18.7%
650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	771,829
390	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Series 2016A, 2.500%, 10/01/31	4/26 at 100.00	Aa1	350,489
3,655	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, City Hall Project, Series 2018, 3.250%, 12/01/37	12/28 at 100.00	AA	3,522,762
820	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aaa	929,076
2,395	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	2,826,124
1,050	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,111,498
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
6,490	5.000%, 5/01/46	5/26 at 100.00	AA	7,268,021
1,080	5.250%, 5/01/51	5/26 at 100.00	AA	1,219,838
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,385	5.000%, 6/15/19	No Opt. Call	BBB+	1,415,775
350	5.000%, 6/15/21	No Opt. Call	BBB+	373,520
2,870	5.000%, 6/15/25	6/22 at 100.00	BBB+	3,078,735
450	5.000%, 6/15/28	6/22 at 100.00	BBB+	478,094
2,375	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	2,348,637
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
80	5.125%, 6/15/27	11/18 at 100.00	Baa3	80,045
145	5.125%, 6/15/37	11/18 at 100.00	Baa3	145,067
4,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	A-	4,326,080
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A-	1,639,665
2,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A-	2,233,940
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
225	5.000%, 6/15/29	6/26 at 100.00	A+	251,204
125	5.000%, 6/15/30	6/26 at 100.00	A+	139,014
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,770	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/31	6/26 at 100.00	A+	$3,068,523
14,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A-	8,556,393
1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A-	2,111,052
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
6,925	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	3,928,552
4,765	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	2,570,860
1,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	514,050
500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	10/18 at 100.00	A-	500,955
1,510	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A-	1,677,912
820	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42	6/21 at 100.00	A-	845,445
1,140	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	1,160,828
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
1,465	5.000%, 5/01/21	No Opt. Call	Aa2	1,580,838
1,815	3.500%, 5/01/35	5/22 at 100.00	Aa2	1,816,797
3,000	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A, 5.000%, 3/01/34	No Opt. Call	AA+	3,607,470
73,950	Total Tax Obligation/Limited			66,449,088
	Transportation – 13.3%
1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,193,159
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
360	5.000%, 1/01/34	1/24 at 100.00	A1	400,403
1,510	4.125%, 1/01/39	1/24 at 100.00	A1	1,550,226
2,000	5.000%, 1/01/44	1/24 at 100.00	A1	2,204,640
1,635	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015, 4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	1,711,469
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
1,000	5.000%, 7/01/42	7/27 at 100.00	A1	1,141,490
2,980	5.000%, 7/01/47	7/27 at 100.00	A1	3,389,333
500	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/26	7/22 at 100.00	A1	549,110
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	1,943,744
53

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
$ 1,000	5.000%, 1/01/24	1/23 at 100.00	A-	$1,101,790
1,095	5.000%, 1/01/26	1/23 at 100.00	A-	1,194,251
1,100	5.000%, 1/01/27	1/23 at 100.00	A-	1,195,029
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,260	5.000%, 7/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	1,399,797
1,490	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,644,781
515	5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	562,086
1,255	5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,383,412
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
400	5.125%, 9/15/23 (Alternative Minimum Tax)	9/18 at 100.00	BB	432,244
1,025	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB	1,113,960
300	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB	339,267
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
3,085	5.000%, 10/01/37 (Alternative Minimum Tax)	10/27 at 100.00	Ba1	3,332,325
2,490	5.000%, 10/01/47 (Alternative Minimum Tax)	10/27 at 100.00	Ba1	2,671,944
2,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/34	1/26 at 100.00	A+	2,261,120
1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,592,903
1,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,528,819
1,860	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43	7/22 at 100.00	A+	2,017,821
1,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA-	2,012,032
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth Series 2018, 5.000%, 7/15/32	7/28 at 100.00	AA-	1,779,750
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/18 at 100.00	Baa1	2,078,160
3,150	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/18 at 100.00	Baa1	3,273,228
42,860	Total Transportation			46,998,293
	U.S. Guaranteed – 11.1% (4)
5	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)	No Opt. Call	Aaa	5,672
90	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R	90,162
54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
$ 2,055	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa	$2,197,679
1,100	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa	1,178,716
1,840	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36 (Pre-refunded 9/01/19) – AGC Insured	9/19 at 100.00	AA	1,909,754
2,520	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R	2,629,267
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
140	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	159,499
660	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	753,548
80	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	92,053
360	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	415,130
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
10	3.750%, 7/01/27 (ETM)	7/22 at 100.00	N/R	10,967
1,125	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,247,254
1,080	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,197,364
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	397,087
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	AA	897,796
	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A:
725	5.000%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R	726,834
2,520	5.000%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB+	2,526,376
440	5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R	441,192
1,515	5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB+	1,519,106
2,365	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31 (Pre-refunded 10/01/19)	10/19 at 100.00	A-	2,464,235
435	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	483,968
3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35 (Pre-refunded 1/01/20)	1/20 at 100.00	A+	3,652,635
3,140	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,493,470
2,750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3	2,921,187
570	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	631,076
55

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42 (Pre-refunded 5/01/20)	5/20 at 100.00	Aa2	$948,717
4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	4,386,760
	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28 (Pre-refunded 1/15/21)	1/21 at 100.00	AA	943,206
875	5.250%, 1/15/30 (Pre-refunded 1/15/21)	1/21 at 100.00	AA	945,726
36,880	Total U.S. Guaranteed			39,266,436
	Utilities – 1.6%
2,430	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax), 144A	7/20 at 100.00	BB-	2,454,179
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
500	5.000%, 6/15/37 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	516,985
1,000	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,035,470
960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	1,000,742
705	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB-	756,225
5,595	Total Utilities			5,763,601
	Water and Sewer – 2.2%
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,045	5.000%, 10/01/23	No Opt. Call	A+	1,178,269
2,175	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A+	2,204,993
1,770	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 2016-XF0395, 5.775%, 9/01/21, 144A (IF) (5)	No Opt. Call	AAA	1,994,631
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A:
930	5.000%, 6/01/27	6/22 at 100.00	A	1,014,202
70	5.000%, 6/01/42	6/22 at 100.00	N/R	77,501
1,145	5.000%, 6/01/42	6/22 at 100.00	A	1,229,146
7,135	Total Water and Sewer			7,698,742

$ 341,215	Total Long-Term Investments (cost $339,894,763)			348,683,817

56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Education and Civic Organizations – 0.3%
$ 1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Institute for Advanced Study, Variable Rate Demand Obligations, Refunding Series 2006B, 1.500%, 7/01/31 (6)	11/18 at 100.00	A-1+	$ 1,000,000
	Health Care – 0.2%
700	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Variable Rate Demand Obligations, Series 2009D, 1.480%, 7/01/43 (6)	11/18 at 100.00	A-1+	700,000
$ 1,700	Total Short-Term Investments (cost $1,700,000)			1,700,000
	Total Investments (cost $341,594,763) – 98.8%			350,383,817
	Other Assets Less Liabilities – 1.2%			4,179,709
	Net Assets – 100%			$ 354,563,526
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.
57

Nuveen New York Municipal Bond Fund
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.0%
	MUNICIPAL BONDS – 98.0%
	Consumer Staples – 5.7%
$ 15,870	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	11/18 at 100.00	N/R	$2,265,284
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
15,110	5.000%, 6/01/38	11/18 at 100.00	BB+	15,113,627
1,055	5.000%, 6/01/45	11/18 at 100.00	B+	1,049,018
101,105	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	11/18 at 100.00	N/R	10,011,417
1,850	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	10/18 at 100.00	B-	1,850,296
4,450	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	10/18 at 100.00	B-	4,432,734
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
2,010	5.625%, 6/01/35	No Opt. Call	BBB	2,208,307
6,885	5.750%, 6/01/43	No Opt. Call	BBB	7,573,775
1,565	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	1,638,461
6,970	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	7,133,028
156,870	Total Consumer Staples			53,275,947
	Education and Civic Organizations – 12.8%
	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
520	5.000%, 4/01/20	11/18 at 100.00	B	520,172
1,000	5.000%, 4/01/27	11/18 at 100.00	B	974,800
290	5.000%, 4/01/37	11/18 at 100.00	B	263,207
2,190	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	2,280,819
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
1,630	5.000%, 4/01/33	4/23 at 100.00	BBB-	1,712,739
1,250	5.500%, 4/01/43	4/23 at 100.00	BBB-	1,324,925
	Build New York City Resource Corporation, New York, Revenue Bonds, Childrens Aid Society Project, Series 2015:
2,500	5.000%, 7/01/40	7/25 at 100.00	A+	2,772,125
2,500	5.000%, 7/01/45	7/25 at 100.00	A+	2,757,625
58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
$ 1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	$1,108,570
4,050	5.000%, 6/01/43	6/24 at 100.00	Aa2	4,469,458
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
1,050	5.000%, 4/15/33	4/23 at 100.00	BB+	1,083,505
1,875	5.000%, 4/15/43	4/23 at 100.00	BB+	1,921,406
1,750	Dormitory Authority of the State of New York, Brooklyn Law School Revenue Bonds, Series 2009, 5.750%, 7/01/33	7/19 at 100.00	Baa1	1,794,485
595	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A-	663,235
	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	Baa2	1,923,189
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	860,604
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	1,691,115
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Refunding Series 2015A, 5.000%, 7/01/43	7/25 at 100.00	A1	1,779,328
85	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured	11/18 at 100.00	Baa2	85,221
7,740	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	8,278,936
750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA	816,090
2,760	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A-	3,047,951
4,590	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	5,048,265
1,055	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	1,366,953
3,450	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	3,922,822
1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/40	7/28 at 100.00	Aa2	1,735,545
1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,264,740
5,000	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/44	7/24 at 100.00	A3	5,452,200
3,450	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB-	3,476,944
3,040	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	2,567,493
59

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A-	$253,217
760	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	815,260
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
4,000	5.000%, 1/01/31 – AMBAC Insured	11/18 at 100.00	BBB	4,009,640
1,060	5.000%, 1/01/39 – AMBAC Insured	11/18 at 100.00	BBB	1,072,837
1,795	4.750%, 1/01/42 – AMBAC Insured	11/18 at 100.00	BBB	1,796,095
5,170	5.000%, 1/01/46 – AMBAC Insured	11/18 at 100.00	BBB	5,237,262
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	11/18 at 100.00	Baa1	724,795
2,500	5.000%, 3/01/36 – NPFG Insured	11/18 at 100.00	Baa1	2,504,175
2,140	4.500%, 3/01/39 – FGIC Insured	11/18 at 100.00	Baa1	2,141,584
1,150	4.750%, 3/01/46 – NPFG Insured	11/18 at 100.00	Baa1	1,150,713
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	2,071,240
740	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	AA	786,117
5,375	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA-	5,978,505
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A:
3,800	5.000%, 8/01/38	8/23 at 100.00	AA-	4,200,786
10,000	5.000%, 8/01/43	8/23 at 100.00	AA-	11,011,200
	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,062,380
1,745	5.000%, 7/01/42	7/22 at 100.00	Baa2	1,837,799
1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	1,674,960
	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,225	6.000%, 10/15/30	10/20 at 100.00	BB+	1,269,284
2,300	6.250%, 10/15/40	10/20 at 100.00	BB+	2,383,352
111,655	Total Education and Civic Organizations			118,945,668
	Financials – 1.3%
5,710	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	7,069,494
3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	4,436,081
9,185	Total Financials			11,505,575
60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 2.5%
$ 550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	$577,280
2,300	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A-	2,511,715
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/29, 144A	6/25 at 100.00	BBB-	1,108,290
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	219,722
	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30	10/20 at 100.00	AA	582,027
950	5.500%, 4/01/34	10/20 at 100.00	AA	1,014,543
1,325	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 5.000%, 7/01/46	7/26 at 100.00	A-	1,454,214
5,000	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	AA	5,409,150
2,720	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	AA	2,979,896
1,395	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A-	1,492,594
375	Monroe County Industrial Development Corporation, New York, Tax-Exempt Revenue Bonds, Highland Hospital of Rochester Project, Series 2015, 5.000%, 7/01/34	7/25 at 100.00	A	416,059
1,715	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A-	1,841,258
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	1,064,840
1,835	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/19 at 100.00	B-	1,836,046
975	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside Hospital, Series 2001B, 7.125%, 7/01/31	11/18 at 100.00	B-	975,556
21,885	Total Health Care			23,483,190
	Housing/Multifamily – 0.7%
125	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/18 at 100.00	AA	125,384
855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	891,269
2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/18 at 100.00	Aa2	2,502,575
705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/18 at 100.00	Aa2	705,641
10	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/18 at 100.00	AA	10,026
61

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,545	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	11/18 at 100.00	Aa1	$1,546,545
1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	2/19 at 100.00	Aa1	1,001,160
6,740	Total Housing/Multifamily			6,782,600
	Industrials – 1.7%
2,145	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax), 144A	1/25 at 100.00	N/R	2,302,057
13,070	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	13,758,135
15,215	Total Industrials			16,060,192
	Long-Term Care – 0.3%
650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/18 at 100.00	A3	650,682
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
455	5.800%, 7/01/23	11/18 at 100.00	N/R	447,902
395	6.100%, 7/01/28	11/18 at 100.00	N/R	384,280
210	6.200%, 7/01/33	11/18 at 100.00	N/R	202,186
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB-	1,308,055
2,935	Total Long-Term Care			2,993,105
	Tax Obligation/General – 8.4%
3,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C, 5.000%, 4/01/35	4/26 at 100.00	A+	3,362,670
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
1,900	5.000%, 10/01/30	10/22 at 100.00	AA	2,106,891
1,915	5.000%, 10/01/31	10/22 at 100.00	AA	2,118,794
3,000	5.000%, 10/01/33	10/22 at 100.00	AA	3,309,420
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
1,810	5.000%, 3/01/32	3/23 at 100.00	AA	2,004,249
6,100	5.000%, 3/01/37	3/23 at 100.00	AA	6,721,895
2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	2,235,320
2,500	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/32	8/24 at 100.00	AA	2,826,450
4,650	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	5,269,752
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
10,420	5.000%, 3/01/39	3/28 at 100.00	AA	11,981,229
7,500	5.000%, 3/01/44	3/28 at 100.00	AA	8,564,325
62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
$ 3,000	5.000%, 4/01/40	4/28 at 100.00	AA	$3,450,150
15,000	5.000%, 4/01/43	4/28 at 100.00	AA	17,170,800
6,670	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34	10/21 at 100.00	AA	7,213,472
69,465	Total Tax Obligation/General			78,335,417
	Tax Obligation/Limited – 22.2%
	Dormitory Authority of the State of New York, Residential Institutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	11/18 at 100.00	Aa1	2,004,720
2,500	5.000%, 6/01/38	11/18 at 100.00	Aa1	2,505,750
20	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA	20,696
55	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	No Opt. Call	AA	56,387
5,955	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/34	3/21 at 100.00	AAA	6,365,776
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AAA	1,084,410
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	3,339,060
6,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AAA	6,832,380
2,835	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32	2/25 at 100.00	AAA	3,214,692
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AAA	1,116,390
155	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34	2/19 at 100.00	AAA	157,156
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017A, 5.000%, 2/15/38	2/27 at 100.00	AAA	8,539,500
2,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/37	3/24 at 100.00	AAA	2,802,950
2,825	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	3,226,715
9,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A, 5.000%, 3/15/39	3/27 at 100.00	AAA	10,272,690
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A:
5,000	5.000%, 3/15/45	3/28 at 100.00	AAA	5,738,450
17,120	4.000%, 3/15/46	3/28 at 100.00	AAA	17,709,955
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,000	5.000%, 11/15/28	11/25 at 100.00	A	2,243,280
2,000	5.000%, 11/15/32	11/25 at 100.00	A	2,212,020
63

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 10,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/45	2/27 at 100.00	Aa3	$12,109,583
11,470	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	AA-	12,278,176
4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,466,600
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43	7/28 at 100.00	AA	1,144,780
8,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	9,513,285
3,950	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,363,012
2,480	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/36	5/24 at 100.00	AAA	2,789,703
5,715	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	6,411,601
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/41	2/25 at 100.00	AAA	11,132,700
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36	8/26 at 100.00	AAA	5,687,700
1,375	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/35	2/27 at 100.00	AAA	1,575,736
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/42	8/28 at 100.00	AAA	11,535,800
9,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	9,576,450
5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	5,827,250
5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA+	5,363,750
4,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/30	10/24 at 100.00	AAA	4,604,960
2,000	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	BBB+	2,159,900
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
3,000	5.000%, 1/01/30 (Alternative Minimum Tax)	1/26 at 100.00	A-	3,270,090
4,400	5.000%, 1/01/31 (Alternative Minimum Tax)	1/26 at 100.00	A-	4,772,548
1,250	5.000%, 1/01/34 (Alternative Minimum Tax)	1/26 at 100.00	A-	1,345,863
1,000	5.000%, 1/01/35 (Alternative Minimum Tax)	1/26 at 100.00	A-	1,073,380
5,430	5.000%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A-	5,814,118
187,245	Total Tax Obligation/Limited			206,259,962
	Transportation – 19.5%
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Certified, Series 2017A-1, 5.250%, 11/15/57	5/27 at 100.00	AA-	1,700,040
64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 960	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31	11/22 at 100.00	AA-	$1,056,576
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/32	11/23 at 100.00	AA-	2,769,175
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B:
2,000	5.250%, 11/15/38	5/24 at 100.00	AA-	2,261,800
1,000	5.250%, 11/15/44	5/24 at 100.00	AA-	1,126,970
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1:
5,000	5.250%, 11/15/29	11/25 at 100.00	AA-	5,828,450
8,610	5.250%, 11/15/31	11/25 at 100.00	AA-	9,963,406
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37 (6)	11/18 at 100.00	N/R	1,596,000
2,000	5.875%, 10/01/46 (6)	10/37 at 100.00	N/R	1,140,000
9,500	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, Trips Obligated Group, Series 2012A, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/22 at 100.00	BBB	10,124,340
3,370	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,630,231
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
2,225	5.000%, 1/01/36	1/26 at 100.00	A-	2,495,293
8,515	5.000%, 1/01/46	1/26 at 100.00	A-	9,455,226
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
3,285	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	3,454,243
12,260	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	12,801,402
3,635	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%, 1/01/34 (Alternative Minimum Tax)	1/28 at 100.00	Baa3	4,043,938
13,685	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	14,608,464
3,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39	9/24 at 100.00	AA-	3,741,122
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
2,520	5.000%, 5/01/40	5/25 at 100.00	AA-	2,825,172
480	5.000%, 5/01/45	5/25 at 100.00	AA-	536,592
3,730	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016, 5.000%, 11/15/46	11/26 at 100.00	AA-	4,230,566
65

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 3,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fifth Series 2016, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA-	$4,142,239
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA-	11,389,700
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 5.000%, 9/01/48	9/28 at 100.00	AA-	5,764,300
10,255	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017, 5.250%, 11/15/39	11/27 at 100.00	AA-	12,069,520
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Series 2017, 5.250%, 10/15/57	4/27 at 100.00	AA-	5,741,650
3,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	Baa1	3,908,044
4,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/18 at 100.00	Baa1	4,764,365
3,905	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/39	5/24 at 100.00	AA-	4,375,982
19,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA-	22,400,040
4,225	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A, 4.000%, 11/15/48	5/28 at 100.00	AA-	4,351,623
1,560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	1,684,660
1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 2016-XG0004, 7.691%, 11/15/33, 144A (IF) (5)	No Opt. Call	AA-	1,520,640
165,695	Total Transportation			181,501,769
	U.S. Guaranteed – 8.6% (7)
1,000	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	1,093,070
3,875	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	4,125,209
1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	1,687,680
	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc. Projects, Series 2007B:
290	6.000%, 7/01/26 (Pre-refunded 7/01/19) – AMBAC Insured	7/19 at 100.00	Aa2	300,350
310	6.000%, 7/01/27 (Pre-refunded 7/01/19) – AMBAC Insured	7/19 at 100.00	Aa2	321,064
330	6.000%, 7/01/28 (Pre-refunded 7/01/19) – AMBAC Insured	7/19 at 100.00	Aa2	341,778
350	6.000%, 7/01/29 (Pre-refunded 7/01/19) – AMBAC Insured	7/19 at 100.00	Aa2	362,492
1,460	6.000%, 7/01/36 (Pre-refunded 7/01/19) – AMBAC Insured	7/19 at 100.00	Aa2	1,512,107
1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc. Projects, Series 2009A, 6.000%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	1,035,690
66

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
$ 6,895	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	$6,970,362
4,500	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	4,550,490
350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	371,802
1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	1,541,955
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	A-	1,026,170
2,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A-	2,710,550
1,480	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA	1,536,196
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A:
5	5.000%, 2/15/34 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R	5,079
2,870	5.000%, 2/15/34 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R	2,914,542
1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	1,279,272
1,175	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	1,215,526
530	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	574,859
3,515	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured (ETM)	No Opt. Call	AA	3,442,486
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A-	1,284,050
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A:
5,000	5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured	5/19 at 100.00	AA+	5,129,200
10,250	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A-	10,548,172
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A-	10,842,200
1,165	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31 (Pre-refunded 11/15/22)	11/22 at 100.00	N/R	1,312,920
4,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA-	5,221,456
3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31 (Pre-refunded 5/15/23)	5/23 at 100.00	AA-	4,007,766
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)	5/23 at 100.00	AA-	1,138,570
290	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	315,250
67

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41 (Pre-refunded 6/01/19)	6/19 at 100.00	BBB	$ 1,032,310
76,055	Total U.S. Guaranteed			79,750,623
	Utilities – 6.9%
7,075	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	7,329,912
420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	442,239
2,485	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	2,426,279
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	2,270,077
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	1,718,580
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	1,659,360
2,980	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A-	3,299,307
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
1,910	5.000%, 9/01/42	9/27 at 100.00	A-	2,163,954
1,000	5.000%, 9/01/47	9/27 at 100.00	A-	1,128,810
2,430	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (Alternative Minimum Tax), 144A (WI/DD, Settling 9/27/18)	7/23 at 100.00	B	2,442,174
2,430	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/19 at 100.00	N/R	2,430,923
10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/32	12/25 at 100.00	AAA	11,574,500
5,095	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	5,691,574
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
5,500	5.000%, 12/15/38	12/27 at 100.00	AAA	6,404,200
3,000	5.000%, 12/15/40	12/27 at 100.00	AAA	3,485,280
8,000	5.000%, 12/15/41	12/27 at 100.00	AAA	9,280,000
58,675	Total Utilities			63,747,169
	Water and Sewer – 7.4%
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	11,109,400
4,465	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	5,033,975
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/37	6/27 at 100.00	AA+	11,474,700
68

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series FF:
$ 1,905	5.000%, 6/15/38	6/28 at 100.00	AA+	$2,208,200
4,000	5.000%, 6/15/40	6/28 at 100.00	AA+	4,625,680
500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	568,570
6,675	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/34	6/25 at 100.00	AAA	7,655,424
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A:
8,350	5.000%, 6/15/42	6/27 at 100.00	AAA	9,595,235
2,000	5.000%, 6/15/46	6/27 at 100.00	AAA	2,291,640
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E:
2,290	5.000%, 6/15/35	6/27 at 100.00	AAA	2,666,018
1,710	5.000%, 6/15/38	6/27 at 100.00	AAA	1,972,126
3,800	5.000%, 6/15/42	6/27 at 100.00	AAA	4,366,694
3,065	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2017C, 5.000%, 8/15/47	8/27 at 100.00	AAA	3,516,812
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds, Series 2015A:
675	5.000%, 4/01/40	4/25 at 100.00	AA-	746,064
1,050	5.000%, 4/01/45	4/25 at 100.00	AA-	1,154,664
60,485	Total Water and Sewer			68,985,202

$ 942,105	Total Long-Term Investments (cost $884,857,364)			911,626,419

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3%
	MUNICIPAL BONDS – 0.3%
	Water and Sewer – 0.3%
$ 3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second General Resolution, Variable Rate Demand Obligations, Series 2012B, 1.550%, 6/15/45 (8)	10/18 at 100.00	A-1+	$ 3,000,000
$ 3,000	Total Short-Term Investments (cost $3,000,000)			3,000,000
	Total Investments (cost $887,857,364) – 98.3%			914,626,419
	Floating Rate Obligations – (0.4)%			(4,125,000)
	Other Assets Less Liabilities – 2.1%			19,523,598
	Net Assets – 100%			$ 930,025,017
69

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
70

Statement of Assets and Liabilities
August 31, 2018
(Unaudited)
	Connecticut	Massachusetts	New Jersey	New York
Assets
Long-term investments, at value (cost $220,342,057, $383,729,557, $339,894,763 and $884,857,364, respectively)	$226,037,455	$392,810,761	$348,683,817	$911,626,419
Short-term investments, at value (cost approximates value)	—	8,150,000	1,700,000	3,000,000
Cash	—	2,267,607	1,255,469	264,247
Receivable for:
Interest	2,231,694	4,356,441	3,573,178	10,489,597
Investments sold	—	2,100,728	153,374	12,035,922
Shares sold	486,930	1,379,671	398,880	1,599,566
Other assets	55,092	12,459	20,106	142,399
Total assets	228,811,171	411,077,667	355,784,824	939,158,150
Liabilities
Cash overdraft	403,867	—	—	—
Floating rate obligations	—	—	—	4,125,000
Payable for:
Dividends	123,149	115,052	163,425	498,870
Investments purchased	—	—	—	2,430,000
Shares redeemed	313,060	640,660	692,497	1,185,432
Accrued expenses:
Management fees	97,659	175,341	149,486	379,911
Trustees fees	52,915	9,329	18,646	142,591
12b-1 distribution and service fees	37,145	42,606	56,931	122,489
Other	92,823	144,518	140,313	248,840
Total liabilities	1,120,618	1,127,506	1,221,298	9,133,133
Net assets	$227,690,553	$409,950,161	$354,563,526	$930,025,017

See accompanying notes to financial statements.
71

Statement of Assets and Liabilities (Unaudited) (continued)
	Connecticut	Massachusetts	New Jersey	New York
Class A Shares
Net assets	$143,635,114	$179,530,134	$191,381,321	$421,289,032
Shares outstanding	13,855,759	18,067,092	17,041,354	39,039,557
Net asset value ("NAV") per share	$ 10.37	$ 9.94	$ 11.23	$ 10.79
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 10.82	$ 10.38	$ 11.72	$ 11.26
Class C Shares
Net assets	$ 5,100,891	$ 7,588,298	$ 16,092,308	$ 38,694,779
Shares outstanding	493,095	770,134	1,439,748	3,590,380
NAV and offering price per share	$ 10.34	$ 9.85	$ 11.18	$ 10.78
Class C2 Shares
Net assets	$ 12,855,074	$ 9,247,674	$ 17,225,711	$ 28,213,971
Shares outstanding	1,240,759	937,591	1,539,887	2,616,664
NAV and offering price per share	$ 10.36	$ 9.86	$ 11.19	$ 10.78
Class I Shares
Net assets	$ 66,099,474	$213,584,055	$129,864,186	$441,827,235
Shares outstanding	6,357,821	21,505,996	11,521,993	40,899,808
NAV and offering price per share	$ 10.40	$ 9.93	$ 11.27	$ 10.80
Net assets consist of:
Capital paid-in	$225,855,982	$409,603,989	$342,300,708	$917,188,297
Undistributed (Over-distribution of) net investment income	482,847	312,728	631,478	773,159
Accumulated net realized gain (loss)	(4,343,674)	(9,047,760)	2,842,286	(14,705,494)
Net unrealized appreciation (depreciation)	5,695,398	9,081,204	8,789,054	26,769,055
Net assets	$227,690,553	$409,950,161	$354,563,526	$930,025,017
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
72

Statement of Operations
Six Months Ended August 31, 2018
(Unaudited)
	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$4,541,759	$ 7,541,438	$ 6,810,314	$18,294,788
Expenses
Management fees	588,128	1,028,132	871,440	2,226,181
12b-1 service fees - Class A Shares	139,748	171,183	183,219	407,542
12b-1 distibution and service fees - Class C Shares	25,328	40,190	81,446	200,320
12b-1 distibution and service fees - Class C2 Shares	77,965	52,245	94,597	157,320
Shareholder servicing agent fees	44,386	108,856	90,248	184,892
Interest expense	827	1,223	1,138	42,477
Custodian fees	25,658	36,674	37,236	59,958
Trustees fees	3,322	6,013	4,950	13,150
Professional fees	20,042	20,407	22,442	36,691
Shareholder reporting expenses	16,114	24,688	21,659	42,203
Federal and state registration fees	3,243	8,848	4,212	9,354
Other	6,389	7,806	14,678	16,947
Total expenses	951,150	1,506,265	1,427,265	3,397,035
Net investment income (loss)	3,590,609	6,035,173	5,383,049	14,897,753
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	152,431	466,645	2,952,451	(691,989)
Change in net unrealized appreciation (depreciation) of investments	(770,240)	(1,394,632)	(2,063,483)	155,755
Net realized and unrealized gain (loss)	(617,809)	(927,987)	888,968	(536,234)
Net increase (decrease) in net assets from operations	$2,972,800	$ 5,107,186	$ 6,272,017	$14,361,519
See accompanying notes to financial statements.
73

Statement of Changes in Net Assets
(Unaudited)
	Connecticut		Massachusetts
	Six Months Ended 8/31/18	Year Ended 2/28/18	Six Months Ended 8/31/18	Year Ended 2/28/18
Operations
Net investment income (loss)	$ 3,590,609	$ 7,726,375	$ 6,035,173	$ 10,422,532
Net realized gain (loss) from investments	152,431	429,401	466,645	(307,226)
Change in net unrealized appreciation (depreciation) of investments	(770,240)	(2,711,174)	(1,394,632)	(2,317,415)
Net increase (decrease) in net assets from operations	2,972,800	5,444,602	5,107,186	7,797,891
Distributions to Shareholders
From net investment income:
Class A Shares	(2,124,809)	(4,680,118)	(2,453,264)	(3,513,367)
Class C Shares	(56,729)	(127,321)	(82,312)	(167,694)
Class C2 Shares	(256,071)	(770,401)	(158,551)	(409,696)
Class I Shares	(1,108,336)	(2,327,420)	(3,377,798)	(6,074,328)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,545,945)	(7,905,260)	(6,071,925)	(10,165,085)
Fund Share Transactions
Proceeds from sale of shares	20,639,781	42,132,939	104,460,893	135,640,967
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,777,328	6,068,378	5,406,971	9,025,874
	23,417,109	48,201,317	109,867,864	144,666,841
Cost of shares redeemed	(32,089,680)	(71,961,060)	(86,197,400)	(71,813,342)
Net increase (decrease) in net assets from Fund share transactions	(8,672,571)	(23,759,743)	23,670,464	72,853,499
Net increase (decrease) in net assets	(9,245,716)	(26,220,401)	22,705,725	70,486,305
Net assets at the beginning of period	236,936,269	263,156,670	387,244,436	316,758,131
Net assets at the end of period	$227,690,553	$236,936,269	$409,950,161	$387,244,436
Undistributed (Over-distribution of) net investment income at the end of period	$ 482,847	$ 438,183	$ 312,728	$ 349,480

See accompanying notes to financial statements.
74

Statement of Changes in Net Assets (Unaudited) (continued)
	New Jersey		New York
	Six Months Ended 8/31/18	Year Ended 2/28/18	Six Months Ended 8/31/18	Year Ended 2/28/18
Operations
Net investment income (loss)	$ 5,383,049	$ 10,354,814	$ 14,897,753	$ 27,922,181
Net realized gain (loss) from investments	2,952,451	(89,891)	(691,989)	1,121,698
Change in net unrealized appreciation (depreciation) of investments	(2,063,483)	1,858,661	155,755	(6,318,943)
Net increase (decrease) in net assets from operations	6,272,017	12,123,584	14,361,519	22,724,936
Distributions to Shareholders
From net investment income:
Class A Shares	(2,816,252)	(5,313,876)	(6,322,835)	(11,791,232)
Class C Shares	(186,415)	(400,247)	(457,114)	(953,992)
Class C2 Shares	(313,975)	(856,260)	(535,832)	(1,527,001)
Class I Shares	(2,052,762)	(4,164,633)	(7,150,956)	(14,407,951)
From accumulated net realized gains:
Class A Shares	—	(643,909)	—	—
Class C Shares	—	(63,878)	—	—
Class C2 Shares	—	(116,448)	—	—
Class I Shares	—	(451,073)	—	—
Decrease in net assets from distributions to shareholders	(5,369,404)	(12,010,324)	(14,466,737)	(28,680,176)
Fund Share Transactions
Proceeds from sale of shares	59,905,627	88,426,937	134,071,558	207,685,976
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,458,602	10,032,149	11,560,650	23,882,551
	64,364,229	98,459,086	145,632,208	231,568,527
Cost of shares redeemed	(47,675,859)	(83,616,125)	(100,833,716)	(132,152,569)
Net increase (decrease) in net assets from Fund share transactions	16,688,370	14,842,961	44,798,492	99,415,958
Net increase (decrease) in net assets	17,590,983	14,956,221	44,693,274	93,460,718
Net assets at the beginning of period	336,972,543	322,016,322	885,331,743	791,871,025
Net assets at the end of period	$354,563,526	$336,972,543	$ 930,025,017	$ 885,331,743
Undistributed (Over-distribution of) net investment income at the end of period	$ 631,478	$ 617,833	$ 773,159	$ 342,143
See accompanying notes to financial statements.
75

Financial Highlights
(Unaudited)
Connecticut
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A( 07/87)
2019(e)	$10.39	$0.16	$(0.02)	$ 0.14	$(0.16)	$ —	$(0.16)	$10.37
2018	10.51	0.33	(0.11)	0.22	(0.34)	—	(0.34)	10.39
2017	10.87	0.34	(0.35)	(0.01)	(0.35)	—	(0.35)	10.51
2016	10.86	0.36	0.01	0.37	(0.36)	—	(0.36)	10.87
2015	10.49	0.37	0.36	0.73	(0.36)	—	(0.36)	10.86
2014	11.07	0.38	(0.58)	(0.20)	(0.38)	—**	(0.38)	10.49
Class C( 02/14)
2019(e)	10.37	0.12	(0.03)	0.09	(0.12)	—	(0.12)	10.34
2018	10.49	0.25	(0.12)	0.13	(0.25)	—	(0.25)	10.37
2017	10.85	0.25	(0.35)	(0.10)	(0.26)	—	(0.26)	10.49
2016	10.84	0.27	0.02	0.29	(0.28)	—	(0.28)	10.85
2015	10.48	0.28	0.36	0.64	(0.28)	—	(0.28)	10.84
2014(f)	10.41	0.01	0.07	0.08	(0.01)	—	(0.01)	10.48
Class C2( 10/93)(g)
2019(e)	10.38	0.13	(0.02)	0.11	(0.13)	—	(0.13)	10.36
2018	10.50	0.27	(0.11)	0.16	(0.28)	—	(0.28)	10.38
2017	10.86	0.28	(0.35)	(0.07)	(0.29)	—	(0.29)	10.50
2016	10.85	0.30	0.01	0.31	(0.30)	—	(0.30)	10.86
2015	10.48	0.31	0.36	0.67	(0.30)	—	(0.30)	10.85
2014	11.05	0.32	(0.57)	(0.25)	(0.32)	—**	(0.32)	10.48
Class I( 02/97)
2019(e)	10.42	0.17	(0.02)	0.15	(0.17)	—	(0.17)	10.40
2018	10.54	0.35	(0.11)	0.24	(0.36)	—	(0.36)	10.42
2017	10.90	0.36	(0.35)	0.01	(0.37)	—	(0.37)	10.54
2016	10.90	0.38	0.01	0.39	(0.39)	—	(0.39)	10.90
2015	10.52	0.39	0.37	0.76	(0.38)	—	(0.38)	10.90
2014	11.11	0.40	(0.58)	(0.18)	(0.41)	—**	(0.41)	10.52
76

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.35%	$143,635	0.81%*	0.81%*	3.08%*	3%
2.07	139,320	0.81	0.81	3.12	12
(0.15)	154,143	0.79	0.79	3.14	22
3.50	166,511	0.79	0.79	3.34	12
7.06	176,461	0.79	0.79	3.45	16
(1.71)	196,238	0.82	0.81	3.63	10

0.84	5,101	1.61*	1.61*	2.28*	3
1.26	4,994	1.61	1.61	2.33	12
(0.93)	5,782	1.59	1.59	2.33	22
2.70	4,646	1.59	1.59	2.53	12
6.13	2,295	1.59	1.59	2.61	16
0.81	278	1.66*	1.65*	3.62*	10

1.06	12,855	1.35*	1.35*	2.51*	3
1.49	24,798	1.36	1.36	2.57	12
(0.71)	35,338	1.34	1.34	2.59	22
2.93	39,682	1.34	1.34	2.80	12
6.47	43,580	1.34	1.34	2.91	16
(2.19)	46,265	1.37	1.36	3.08	10

1.46	66,099	0.61*	0.61*	3.28*	3
2.29	67,824	0.61	0.61	3.32	12
0.07	67,894	0.59	0.59	3.35	22
3.63	72,697	0.59	0.59	3.54	12
7.37	64,625	0.59	0.59	3.65	16
(1.58)	42,434	0.62	0.61	3.83	10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2018.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
77

Financial Highlights (Unaudited) (continued)
Massachusetts
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2019(f)	$ 9.96	$0.14	$(0.02)	$ 0.12	$(0.14)	$ —	$(0.14)	$ 9.94
2018	10.01	0.29	(0.05)	0.24	(0.29)	—	(0.29)	9.96
2017	10.26	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.01
2016	10.24	0.34	0.03	0.37	(0.35)	—	(0.35)	10.26
2015	9.89	0.36	0.36	0.72	(0.37)	—	(0.37)	10.24
2014	10.44	0.36	(0.54)	(0.18)	(0.37)	—	(0.37)	9.89
Class C (02/14)
2019(f)	9.88	0.10	(0.03)	0.07	(0.10)	—	(0.10)	9.85
2018	9.92	0.21	(0.05)	0.16	(0.20)	—	(0.20)	9.88
2017	10.17	0.21	(0.23)	(0.02)	(0.23)	—	(0.23)	9.92
2016	10.15	0.25	0.03	0.28	(0.26)	—	(0.26)	10.17
2015	9.81	0.27	0.36	0.63	(0.29)	—	(0.29)	10.15
2014(g)	9.74	0.02	0.07	0.09	(0.02)	—	(0.02)	9.81
Class C2 (10/94)(h)
2019(f)	9.89	0.11	(0.03)	0.08	(0.11)	—	(0.11)	9.86
2018	9.93	0.24	(0.05)	0.19	(0.23)	—	(0.23)	9.89
2017	10.18	0.24	(0.24)	—	(0.25)	—	(0.25)	9.93
2016	10.15	0.28	0.04	0.32	(0.29)	—	(0.29)	10.18
2015	9.81	0.30	0.35	0.65	(0.31)	—	(0.31)	10.15
2014	10.35	0.30	(0.53)	(0.23)	(0.31)	—	(0.31)	9.81
Class I (12/86)
2019(f)	9.95	0.15	(0.02)	0.13	(0.15)	—	(0.15)	9.93
2018	10.00	0.31	(0.05)	0.26	(0.31)	—	(0.31)	9.95
2017	10.25	0.32	(0.24)	0.08	(0.33)	—	(0.33)	10.00
2016	10.22	0.36	0.04	0.40	(0.37)	—	(0.37)	10.25
2015	9.88	0.38	0.35	0.73	(0.39)	—	(0.39)	10.22
2014	10.42	0.37	(0.52)	(0.15)	(0.39)	—	(0.39)	9.88
78

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.25%	$179,530	0.80%*	0.80%*	2.84%*	10%
2.38	149,056	0.81	0.81	2.91	10
0.56	117,805	0.80	0.80	2.93	15
3.68	86,136	0.81	0.81	3.32	12
7.42	84,367	0.81	0.81	3.52	11
(1.64)	101,648	0.84	0.84	3.64	29

0.73	7,588	1.60*	1.60*	2.04*	10
1.65	8,661	1.61	1.61	2.11	10
(0.27)	7,682	1.60	1.60	2.10	15
2.86	5,769	1.61	1.61	2.51	12
6.50	2,382	1.61	1.61	2.65	11
0.88	26	1.62*	1.62*	3.48*	29

0.85	9,248	1.34*	1.34*	2.29*	10
1.89	16,156	1.36	1.36	2.36	10
(0.03)	20,013	1.35	1.35	2.37	15
3.20	22,641	1.36	1.36	2.78	12
6.74	25,254	1.36	1.36	2.97	11
(2.15)	28,457	1.38	1.38	3.06	29

1.34	213,584	0.60*	0.60*	3.04*	10
2.56	213,372	0.61	0.61	3.11	10
0.73	171,258	0.60	0.60	3.12	15
3.97	151,925	0.61	0.61	3.52	12
7.52	143,304	0.62	0.62	3.72	11
(1.36)	111,270	0.63	0.63	3.81	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2018.
(g)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
79

Financial Highlights (Unaudited) (continued)
New Jersey
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2019(e)	$11.20	$0.17	$ 0.03	$ 0.20	$(0.17)	$ —	$(0.17)	$11.23
2018	11.19	0.35	0.07	0.42	(0.37)	(0.04)	(0.41)	11.20
2017	11.54	0.36	(0.31)	0.05	(0.38)	(0.02)	(0.40)	11.19
2016	11.50	0.39	0.05	0.44	(0.40)	—**	(0.40)	11.54
2015	11.10	0.41	0.38	0.79	(0.39)	—	(0.39)	11.50
2014	11.63	0.41	(0.55)	(0.14)	(0.39)	—	(0.39)	11.10
Class C (02/14)
2019(e)	11.15	0.13	0.03	0.16	(0.13)	—	(0.13)	11.18
2018	11.14	0.26	0.07	0.33	(0.28)	(0.04)	(0.32)	11.15
2017	11.49	0.27	(0.31)	(0.04)	(0.29)	(0.02)	(0.31)	11.14
2016	11.45	0.30	0.05	0.35	(0.31)	—**	(0.31)	11.49
2015	11.06	0.32	0.37	0.69	(0.30)	—	(0.30)	11.45
2014(f)	10.95	0.02	0.11	0.13	(0.02)	—	(0.02)	11.06
Class C2 (09/94)(g)
2019(e)	11.16	0.14	0.03	0.17	(0.14)	—	(0.14)	11.19
2018	11.14	0.29	0.07	0.36	(0.30)	(0.04)	(0.34)	11.16
2017	11.49	0.30	(0.31)	(0.01)	(0.32)	(0.02)	(0.34)	11.14
2016	11.46	0.33	0.04	0.37	(0.34)	—**	(0.34)	11.49
2015	11.07	0.35	0.37	0.72	(0.33)	—	(0.33)	11.46
2014	11.59	0.35	(0.54)	(0.19)	(0.33)	—	(0.33)	11.07
Class I (02/92)
2019(e)	11.24	0.19	0.03	0.22	(0.19)	—	(0.19)	11.27
2018	11.22	0.38	0.07	0.45	(0.39)	(0.04)	(0.43)	11.24
2017	11.58	0.39	(0.32)	0.07	(0.41)	(0.02)	(0.43)	11.22
2016	11.54	0.41	0.06	0.47	(0.43)	—**	(0.43)	11.58
2015	11.14	0.44	0.38	0.82	(0.42)	—	(0.42)	11.54
2014	11.67	0.44	(0.55)	(0.11)	(0.42)	—	(0.42)	11.14
80

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.83%	$191,381	0.81%*	0.81%*	3.08%*	11%
3.77	174,582	0.81	0.81	3.12	11
0.46	154,595	0.80	0.80	3.14	15
3.99	142,413	0.81	0.81	3.42	16
7.22	130,664	0.81	0.81	3.60	11
(1.08)	153,126	0.83	0.83	3.75	13

1.43	16,092	1.61*	1.61*	2.28*	11
2.96	16,282	1.61	1.61	2.32	11
(0.35)	16,453	1.60	1.60	2.35	15
3.18	9,912	1.60	1.60	2.61	16
6.31	6,690	1.61	1.61	2.81	11
1.15	31	1.64*	1.64*	3.57*	13

1.54	17,226	1.36*	1.36*	2.56*	11
3.27	29,035	1.36	1.36	2.57	11
(0.09)	35,993	1.35	1.35	2.59	15
3.37	41,354	1.36	1.36	2.88	16
6.59	46,892	1.36	1.36	3.05	11
(1.57)	50,176	1.37	1.37	3.18	13

1.93	129,864	0.61*	0.61*	3.28*	11
4.06	117,074	0.61	0.61	3.32	11
0.58	114,975	0.60	0.60	3.35	15
4.19	109,699	0.61	0.61	3.62	16
7.42	104,578	0.61	0.61	3.81	11
(0.86)	75,577	0.62	0.62	3.93	13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2018.
(f)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
81

Financial Highlights (Unaudited) (continued)
New York
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A( 09/94)
2019(f)	$10.79	$0.17	$ —	$ 0.17	$(0.17)	$ —	$(0.17)	$10.79
2018	10.85	0.36	(0.05)	0.31	(0.37)	—	(0.37)	10.79
2017	11.17	0.37	(0.30)	0.07	(0.39)	—	(0.39)	10.85
2016	11.14	0.39	0.05	0.44	(0.41)	—	(0.41)	11.17
2015	10.71	0.41	0.43	0.84	(0.41)	—	(0.41)	11.14
2014	11.30	0.40	(0.60)	(0.20)	(0.38)	(0.01)	(0.39)	10.71
Class C( 02/14)
2019(f)	10.78	0.13	(0.01)	0.12	(0.12)	—	(0.12)	10.78
2018	10.83	0.27	(0.04)	0.23	(0.28)	—	(0.28)	10.78
2017	11.16	0.28	(0.31)	(0.03)	(0.30)	—	(0.30)	10.83
2016	11.13	0.30	0.05	0.35	(0.32)	—	(0.32)	11.16
2015	10.70	0.31	0.45	0.76	(0.33)	—	(0.33)	11.13
2014(g)	10.61	0.01	0.10	0.11	(0.02)	—	(0.02)	10.70
Class C2( 09/94)(h)
2019(f)	10.78	0.14	—	0.14	(0.14)	—	(0.14)	10.78
2018	10.84	0.30	(0.05)	0.25	(0.31)	—	(0.31)	10.78
2017	11.17	0.31	(0.31)	—	(0.33)	—	(0.33)	10.84
2016	11.14	0.33	0.05	0.38	(0.35)	—	(0.35)	11.17
2015	10.71	0.35	0.43	0.78	(0.35)	—	(0.35)	11.14
2014	11.30	0.34	(0.60)	(0.26)	(0.32)	(0.01)	(0.33)	10.71
Class I( 12/86)
2019(f)	10.80	0.19	(0.01)	0.18	(0.18)	—	(0.18)	10.80
2018	10.86	0.39	(0.05)	0.34	(0.40)	—	(0.40)	10.80
2017	11.19	0.40	(0.32)	0.08	(0.41)	—	(0.41)	10.86
2016	11.16	0.42	0.04	0.46	(0.43)	—	(0.43)	11.19
2015	10.73	0.43	0.43	0.86	(0.43)	—	(0.43)	11.16
2014	11.32	0.42	(0.60)	(0.18)	(0.40)	(0.01)	(0.41)	10.73
82

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.58%	$421,289	0.77%*	0.76%*	3.20%*	11%
2.87	383,306	0.79	0.77	3.30	16
0.56	320,116	0.78	0.77	3.35	24
4.03	287,008	0.78	0.77	3.56	25
7.95	269,664	0.78	0.78	3.76	23
(1.68)	314,182	0.81	0.81	3.78	47

1.16	38,695	1.57*	1.56*	2.40*	11
2.13	41,221	1.59	1.57	2.50	16
(0.34)	32,296	1.58	1.57	2.55	24
3.20	19,044	1.58	1.57	2.72	25
7.13	7,209	1.58	1.58	2.83	23
1.01	302	1.59*	1.59*	3.38*	47

1.20	28,214	1.32*	1.31*	2.64*	11
2.41	47,981	1.34	1.32	2.76	16
(0.07)	62,247	1.33	1.32	2.80	24
3.47	69,616	1.33	1.32	3.01	25
7.36	74,707	1.33	1.33	3.20	23
(2.23)	79,435	1.35	1.35	3.20	47

1.69	441,827	0.57*	0.56*	3.40*	11
3.09	412,823	0.59	0.57	3.50	16
0.68	377,212	0.58	0.57	3.55	24
4.25	359,843	0.58	0.57	3.76	25
8.16	347,696	0.58	0.58	3.94	23
(1.49)	278,997	0.60	0.60	3.95	47

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2018.
(g)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
83

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2018 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with U.S generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:
New York
Outstanding when-issued/delayed delivery purchase commitments	$2,430,000
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
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Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
85

Notes to Financial Statements (Unaudited) (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$226,037,455	$ —	$226,037,455

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$392,810,761	$ —	$392,810,761
Short-Term Investments*:
Municipal Bonds	—	8,150,000	—	8,150,000
Total	$ —	$400,960,761	$ —	$400,960,761
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New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$348,683,817	$ —	$348,683,817
Short-Term Investments*:
Municipal Bonds	—	1,700,000	—	1,700,000
Total	$ —	$350,383,817	$ —	$350,383,817

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$911,626,419	$ —	$911,626,419
Short-Term Investments*:
Municipal Bonds	—	3,000,000	—	3,000,000
Total	$ —	$914,626,419	$ —	$914,626,419

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater
87

Notes to Financial Statements (Unaudited) (continued)
will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Connecticut	Massachusetts	New Jersey	New York
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$ —	$4,125,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,600,000	1,770,000	1,500,000
Total	$ —	$1,600,000	$1,770,000	$5,625,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Connecticut	Massachusetts	New Jersey	New York
Average floating rate obligations outstanding	$ —	$ —	$ —	$4,125,000
Average annual interest rate and fees	—%	—%	—%	1.90%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
88

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$ —	$ —	$4,125,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,600,000	1,770,000	1,500,000
Total	$ —	$1,600,000	$1,770,000	$5,625,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
89

Notes to Financial Statements (Unaudited) (continued)
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 8/31/18		Year Ended 2/28/18
Connecticut	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,051,711	$ 10,921,926	1,604,722	$ 16,980,231
Class A – automatic conversion of Class C Shares	1,049	10,899	—	—
Class A – automatic conversion of Class C2 Shares	149,577	1,554,106	—	—
Class C	30,504	316,078	76,615	807,306
Class C2	2,467	25,565	16,372	172,023
Class I	750,662	7,811,207	2,285,297	24,173,379
Shares issued to shareholders due to reinvestment of distributions:
Class A	157,260	1,631,498	341,484	3,604,183
Class C	4,486	46,426	9,603	101,145
Class C2	18,467	191,393	53,085	559,829
Class I	87,271	908,011	170,337	1,803,221
	2,253,454	23,417,109	4,557,515	48,201,317
Shares redeemed:
Class A	(911,170)	(9,448,740)	(3,206,175)	(33,913,175)
Class C	(22,460)	(232,624)	(155,853)	(1,644,375)
Class C – automatic conversion to Class A Shares	(1,051)	(10,899)	—	—
Class C2	(1,018,656)	(10,570,009)	(1,046,969)	(11,080,536)
Class C2 – automatic conversion to Class A Shares	(149,721)	(1,554,106)	—	—
Class I	(987,448)	(10,273,302)	(2,388,314)	(25,322,974)
	(3,090,506)	(32,089,680)	(6,797,311)	(71,961,060)
Net increase (decrease)	(837,052)	$ (8,672,571)	(2,239,796)	$(23,759,743)

	Six Months Ended 8/31/18		Year Ended 2/28/18
Massachusetts	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,816,829	$ 57,925,956	6,040,085	$ 60,933,359
Class A – automatic conversion of Class C2 Shares	136,297	1,361,609	—	—
Class C	37,132	366,930	208,553	2,088,088
Class C2	1,529	15,114	4,548	45,561
Class I	4,507,812	44,791,284	7,203,304	72,573,959
Shares issued to shareholders due to reinvestment of distributions:
Class A	230,222	2,292,887	316,297	3,193,263
Class C	6,868	67,807	13,971	139,883
Class C2	12,219	120,810	30,912	309,887
Class I	293,912	2,925,467	533,493	5,382,841
	11,042,820	109,867,864	14,351,163	144,666,841
Shares redeemed:
Class A	(3,079,866)	(30,648,035)	(3,164,833)	(31,790,651)
Class C	(150,742)	(1,485,360)	(119,960)	(1,203,065)
Class C2	(572,692)	(5,675,475)	(416,858)	(4,189,510)
Class C2 – automatic conversion to Class A Shares	(137,259)	(1,361,609)	—	—
Class I	(4,729,870)	(47,026,921)	(3,430,978)	(34,630,116)
	(8,670,429)	(86,197,400)	(7,132,629)	(71,813,342)
Net increase (decrease)	2,372,391	$ 23,670,464	7,218,534	$ 72,853,499

90

	Six Months Ended 8/31/18		Year Ended 2/28/18
New Jersey	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,041,989	$ 34,148,743	4,701,802	$ 53,522,594
Class A – automatic conversion of Class C2 Shares	94,321	1,062,050	—	—
Class C	130,863	1,461,974	352,991	3,997,991
Class C2	3,050	34,126	17,245	193,988
Class I	2,060,346	23,198,734	2,708,117	30,712,364
Shares issued to shareholders due to reinvestment of distributions:
Class A	222,077	2,493,974	458,687	5,212,915
Class C	12,468	139,363	31,125	352,205
Class C2	21,708	242,841	68,578	776,170
Class I	140,350	1,582,424	323,614	3,690,859
	5,727,172	64,364,229	8,662,159	98,459,086
Shares redeemed:
Class A	(1,902,373)	(21,343,565)	(3,396,385)	(38,400,562)
Class C	(163,957)	(1,831,686)	(401,300)	(4,521,902)
Class C2	(992,716)	(11,128,084)	(715,000)	(8,084,022)
Class C2 – automatic conversion to Class A Shares	(94,657)	(1,062,050)	—	—
Class I	(1,092,849)	(12,310,474)	(2,860,517)	(32,609,639)
	(4,246,552)	(47,675,859)	(7,373,202)	(83,616,125)
Net increase (decrease)	1,480,620	$ 16,688,370	1,288,957	$ 14,842,961

	Six Months Ended 8/31/18		Year Ended 2/28/18
New York	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,257,670	$ 67,556,383	10,121,515	$ 111,164,655
Class A – automatic conversion of Class C2 Shares	282,464	3,059,089	—	—
Class C	158,877	1,711,523	1,414,677	15,523,800
Class C2	12,381	133,519	60,639	659,564
Class I	5,700,974	61,611,044	7,317,190	80,337,957
Shares issued to shareholders due to reinvestment of distributions:
Class A	486,135	5,249,116	899,165	9,864,274
Class C	32,404	349,442	67,032	734,278
Class C2	40,320	435,009	109,594	1,201,755
Class I	511,327	5,527,083	1,099,906	12,082,244
	13,482,552	145,632,208	21,089,718	231,568,527
Shares redeemed:
Class A	(3,504,115)	(37,808,415)	(5,010,149)	(54,897,658)
Class C	(425,792)	(4,589,713)	(638,232)	(6,999,972)
Class C2	(1,602,353)	(17,324,332)	(1,462,371)	(16,086,750)
Class C2 – automatic conversion to Class A Shares	(282,725)	(3,059,089)	—	—
Class I	(3,521,023)	(38,052,167)	(4,933,794)	(54,168,189)
	(9,336,008)	(100,833,716)	(12,044,546)	(132,152,569)
Net increase (decrease)	4,146,544	$ 44,798,492	9,045,172	$ 99,415,958
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Purchases	$ 6,826,138	$58,958,895	$50,964,776	$135,600,218
Sales and maturities	14,166,642	38,934,242	37,087,317	99,146,514
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable in-
91

Notes to Financial Statements (Unaudited) (continued)
terest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2018.
	Connecticut	Massachusetts	New Jersey	New York
Tax cost of investments	$219,860,342	$391,571,691	$341,430,263	$883,820,525
Gross unrealized:
Appreciation	$ 7,178,113	$ 10,544,021	$ 11,742,218	$ 30,412,257
Depreciation	(1,001,000)	(1,154,951)	(2,788,664)	(3,731,390)
Net unrealized appreciation (depreciation) of investments	$ 6,177,113	$ 9,389,070	$ 8,953,554	$ 26,680,867
Permanent differences, primarily due to taxable market discount, expiration of capital loss carryforwards and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2018, the Funds' last tax year end, as follows:
	Connecticut	Massachusetts	New Jersey	New York
Capital paid-in	$ —	$(98,330)	$ —	$ —
Undistributed (Over-distribution of) net investment income	(193)	(54)	956	(27,577)
Accumulated net realized gain (loss)	193	98,384	(956)	27,577
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2018, the Funds' last tax year end, were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$459,354	$955,434	$880,040	$1,806,987
Undistributed net ordinary income[2]	87,698	—	—	18,223
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2018 through February 28, 2018, and paid on March 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended February 28, 2018, was designated for purposes of the dividends paid deduction as follows:
	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$7,785,664	$9,992,049	$10,498,017	$28,391,768
Distributions from net ordinary income[2]	178,867	—	228,043	171,767
Distributions from net long-term capital gains	—	—	1,276,827	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 28, 2018, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Connecticut	Massachusetts	New Jersey	New York
Capital losses to be carried forward - not subject to expiration	$4,429,065	$9,514,405	$79,950	$12,962,060
As of February 28, 2018, the Funds’ last tax year end, $98,330 of Massachussetts’s capital loss carryforward expired.
During the Funds’ last tax year ended February 28, 2018, the following Funds utilized capital loss carryforwards as follows:
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	Connecticut	New York
Utilized capital loss carryforwards	$429,593	$1,240,238
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Connecticut	Massachusetts	New Jersey	New York
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2018, the complex-level fee rate for each Fund was 0.1588%.
The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. These expense limitations may be terminated or modified only with the approval of shareholders of the Funds.
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Notes to Financial Statements (Unaudited) (continued)
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Connecticut	Massachusetts
Purchases	$ —	$2,631,270
Sales	3,387,566	4,902,284
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected	$37,077	$68,799	$38,782	$271,994
Paid to financial intermediaries	34,000	65,297	36,919	260,717
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Connecticut	Massachusetts	New Jersey	New York
Commission advances	$16,971	$46,266	$37,976	$199,551
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained	$4,219	$7,966	$17,828	$59,005
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Connecticut	Massachusetts	New Jersey	New York
CDSC retained	$2,793	$4,974	$3,983	$7,471
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by the shareholder report. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Op-
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erations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
FASB Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
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Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
Nuveen Funds
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
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Glossary of Terms Used in this Report (continued)
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
98

Annual Investment Management Agreement Approval Process
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.
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Annual Investment Management Agreement Approval Process (continued)
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of
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underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Board considered that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. Although the Fund’s performance was below its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Bond Fund (the “New York Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
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Annual Investment Management Agreement Approval Process (continued)
The Independent Board Members noted that: (a) the Connecticut Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average; (b) the Massachusetts Fund and the New Jersey Fund each had a net management fee and a net expense ratio in line with its respective peer averages; and (c) the New York Fund had a net management fee in line with its peer average, but a net expense ratio below its peer average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
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In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for each of the Massachusetts Fund and the New York Fund, its permanent expense cap) which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Notes
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Notes
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Notes
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Notes

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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-MS3-0818D621975-INV-B-10/19

Mutual Funds
31 August 2018
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	NAWSX	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NAKFX	NCACX	NCSPX
Nuveen California Intermediate Municipal Bond Fund	NUCAX	NUCCX	—	NUCIX
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
After growing in sync with the rest of the world in 2017, the U.S. economy has emerged as the leader in 2018. U.S. stock markets have largely shrugged off trade war risks and escalating tariffs, while China’s manufacturing activity has weakened, European export sales have slowed and business outlooks around the world have dimmed. Within emerging markets, a stronger U.S. dollar and rising interest rates have negatively impacted financial markets for those countries most vulnerable to tightening global conditions. Additionally, global markets have remained watchful of geopolitical concerns, including the ongoing Brexit negotiations, North Korea relations and rising populism around the world, which pose a range of outcomes that are difficult to predict.
Despite these risks, global growth remains intact, although at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending has helped boost the U.S. economy’s momentum. Economic growth in Europe, the U.K. and Japan stabilized after a sluggish start to 2018 and China’s policy makers remain committed to supporting their domestic economy. Subdued inflation pressures have kept central bank policy in line with expectations, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
October 22, 2018

Portfolio Managers’
Comments
Nuveen California High Yield Municipal Bond Fund
Nuveen California Municipal Bond Fund
Nuveen California Intermediate Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Scott R. Romans, PhD, review key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2018. John has managed the Nuveen California High Yield Municipal Bond Fund since 2006, and Scott has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Intermediate Municipal Bond Fund since its inception on October 19, 2016.
How did the Funds perform during the six-month reporting period ended August 31, 2018?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total returns for the six-month, one-year, five-year, ten-year and since-inception periods ended August 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, the Nuveen California High Yield Municipal Bond Fund underperformed its benchmark, the S&P Municipal Yield Index, but outpaced its Lipper classification average. The Nuveen California Municipal Bond Fund outperformed its benchmark, the S&P Municipal Bond Index, while slightly trailing its Lipper classification average. The Nuveen California Intermediate Municipal Bond Fund underperformed its benchmark, the S&P Municipal Bond Intermediate Index and performed approximately in line with its Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
The Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen California High Yield Municipal Bond Fund
The Nuveen California High Yield Municipal Bond Fund underperformed the national S&P Municipal Yield Index for the six-month reporting period ended August 31, 2018.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating (except for Nuveen California High Yield Municipal Bond Fund, which uses the lowest rating) given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
One factor behind the Fund’s relative underperformance was the fact that credit spreads on California bonds did not narrow to the same degree as those outside the state. The California spreads reflected tighter bond supply (the result of a strong state economy leading to less debt being issued) and growing demand for tax-exempt investments (partly reflecting the cap on state and local income tax deductions associated with last year’s federal tax reform legislation).
Another challenge was the Fund’s more limited exposure to two categories of bonds that were strong performers and also well represented in the national index. First, we lacked exposure to debt affiliated with Puerto Rico. Although this U.S. territory continued to experience serious financial challenges in the wake of Hurricane Maria, its bonds did experience some price appreciation off of extremely low levels to begin the reporting period. Second, California tobacco-securitization bonds also performed very well. The state continues to refinance its outstanding tobacco debt, replacing existing bonds with newer, higher quality issues. Although the Fund did have a meaningful allocation to tobacco debt and several of our top performing individual contributors were California tobacco issues, we did not believe it was in shareholders’ best interest to match the index weighting in this sector, as we preferred to maintain a more diversified portfolio.
In contrast, the Fund’s duration (interest rate) positioning contributed to relative performance. With a longer portfolio duration than the index, the Fund was able to benefit to a greater extent from a flattening yield curve, indicating slightly falling long-term interest rates alongside rising short-term rates. In such an environment, the Fund’s longer-dated holdings benefited from their higher yields.
Another source of relative outperformance was the fact that a number of our portfolio holdings continued to benefit from narrowing credit spreads, meaning the bonds’ prices rose as investors became more comfortable with the issuers’ credit quality. Meanwhile, instances of credit deterioration in the portfolio were few and far between during the reporting period, having a negligible impact on the Fund’s results and were overshadowed by various positive credit stories adding to performance.
In addition to the tobacco securities mentioned earlier, the Fund benefited from California Baptist University higher education bonds, which continued to outperform expectations in light of the school’s ability to attract students, grow and invest in the campus, and refinance outstanding debt. Also, several Southern California toll road bond issuers continued their run of favorable results, specifically, those of the San Joaquin Hills Transportation Corridor Agency and the Foothill-Eastern Transportation Corridor Agency. Both of these bonds experienced spread narrowing as traffic trends on each toll road continued to improve. Other notable individual outperformers included bonds of health care issuers Antelope Valley Healthcare District and the Loma Linda University Medical Center, as well as a position in land-secured bonds of the San Francisco Successor Agency for the Mission Bay project.
Throughout the reporting period, we continued to follow the strategy we use in all types of market conditions, seeking opportunities to invest in attractively yielding bonds backed by stable credit quality and with the potential for credit spread narrowing. During the reporting period, we were actively purchasing bonds to reinvest the capital we received with new shareholder investments.
With these net proceeds, we were actively looking for bonds to purchase from both the primary and secondary municipal bond market. We continued to invest in sectors we often see as a source of good value for shareholders. During the reporting period, our purchases included special-tax, university student housing, toll road, charter school and airport bonds. We also purchased some newly issued tobacco bonds to replace most of our holdings refinanced by the state during the reporting period.
The Fund’s duration remained mostly stable, as we remained comfortable with the Fund’s overall interest rate positioning. This duration stance was attained in part by maintaining continued small exposure to U.S. Treasury futures and forward starting interest rate swap contracts. Both the futures and swap contracts had a negligible impact on the Fund’s performance during the reporting period.
Impact of the California High Yield Municipal Bond Fund’s Leveraging Strategy on Performance
One important factor impacting the returns of the Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging may provide opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through the use of leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease when short-term interest rates increase and increase when short-term interest rates decrease. Leverage would also serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of August 31, 2018 the effective leverage was 18.7%, which is within our expected range and regularly monitored.
The Fund’s use of leverage through inverse floating rate securities contributed positively to the performance of the Fund during this reporting period.
Nuveen California Municipal Bond Fund
The Nuveen California Municipal Bond Fund outperformed the national S&P Municipal Bond Index for the six-month reporting period ended August 31, 2018. As an additional comparison point, the Fund’s Class A Shares very slightly outpaced the California-specific S&P Municipal Bond California Index.
Relative to the California index, the Fund benefited from its duration (interest rate) positioning. During the reporting period, interest rates on short-term municipal bonds rose, more or less paralleling the Federal Reserve’s two rate hikes, while rates on long-term municipal bonds modestly fell.
This situation, known as yield curve flattening, was favorable for the Fund for two reasons. First, our longer portfolio duration allowed the Fund to capture more of the performance benefit associated with falling long-term rates. Second, as the reporting period progressed, we were selling some holdings with intermediate maturities (for which we were finding good demand) and replacing them with longer bonds. We anticipated these latter securities would benefit from the flattening yield curve while also providing the portfolio with additional income. In fact, this situation materialized as we expected, further contributing to the Fund’s result.
Credit quality positioning was a secondary positive performance factor. In a market environment favoring lower rated bonds over their higher-quality counterparts, our relative overweighting in bonds with credit ratings of BBB and below added to performance. Also contributing, though to a lesser extent, was the Fund’s underweighting in bonds rated AAA, the highest credit quality segment and a relative laggard this reporting period.
In contrast, sector positioning had a modestly negative impact on relative performance. Specifically, our exposure to advance refunded bonds detracted from results, as these very high quality, very short duration securities lagged bonds with the opposite characteristics.
We were fairly active in making new purchases for the Fund this reporting period. Given a relative lack of lower rated bonds available at attractive valuations, our purchase opportunities more often consisted of higher grade bonds, particularly AA rated issues. We viewed these as placeholders in the Fund that we could sell relatively easily, should the municipal bond market weaken and begin to offer better more attractive purchase opportunities. Our higher quality purchases this reporting period included state and local general obligation bonds as well as various utility bonds. Other purchases included certain A or AA rated airport bonds providing what we identified as decent value.
Another theme to our purchases was to add exposure to higher quality bonds with coupons in the 4% range, which we found available at unusually attractive spreads relative to comparable bonds with coupons around 5%. By periodically exchanging the latter for the former, we were able to improve the portfolio’s income characteristics while simultaneously increasing the Fund’s credit quality.

Portfolio Managers’ Comments (continued)
An additional management focus involved maintaining the Fund’s exposure to California tobacco securitization bonds in light of the state’s decision to refinance significant portions of its outstanding tobacco debt. As a result of this refinancing, the state called the original, higher risk bonds and issued new, higher rated but lower yielding bonds in their place. We sought to preserve as much as we could of the Fund’s exposure to the tobacco sector by buying the newly issued bonds on both the primary and secondary municipal bond markets. We were mostly successful in this goal, as the Fund’s overall exposure to California tobacco debt dropped only incrementally during the reporting period.
Nuveen California Intermediate Municipal Bond Fund
The Nuveen California Intermediate Municipal Bond Fund underperformed the national S&P Municipal Bond Intermediate Index for the six-month reporting period ended August 31, 2018. As an additional comparison, the Fund also underperformed the state specific, longer-maturity S&P Municipal Bond California Index.
During the reporting period, interest rates on longer-term municipal bonds generally held steady, while rates on shorter-term debt rose. Our willingness to invest in bonds with longer intermediate maturities proved beneficial in a market environment favoring longer duration bonds. Such positioning helped compensate for underperformance generated by our simultaneous overweighting in very short duration securities, including advance refunded bonds, whose limited maturities and high credit ratings left them out of favor.
Credit quality positioning had the biggest positive impact on the Fund’s results. During the reporting period, bonds with lower credit ratings outperformed bonds with higher credit ratings, as investors were willing to take on more credit risk to gain additional income. Against this backdrop, the Fund’s overweighting in bonds with credit ratings of BBB and lower added value, as did our relative underweighting in bonds rated AAA and AA, the two highest quality tiers.
Fund portfolio changes generally focused on reinvesting proceeds as they came into the portfolio via new shareholder investments. Many of our new purchases consisted of lower rated bonds acquired on the new issue municipal bond market, including tobacco securitization debt, airport bonds, health care issues and higher education bonds. We also added various higher grade securities, including water/sewer issues.
In terms of maturities, we pursued a “barbell” strategy when buying new bonds, meaning we concentrated new purchases on both the longer and shorter end of our target yield curve range. On the long end of the intermediate yield curve, we generally bought bonds with maturities of ten years and sometimes a bit longer.
Simultaneously, to keep the Fund’s duration within our desired range, we also purchased short-term securities known as variable rate demand notes (VRDNs), which were attractive to us for several reasons. First, because of their mere seven-day maturities and interest rate reset feature (rates on VRDNs automatically adjust along with Federal Reserve rate increases), they lack duration risk. Second, they include a put feature that allows us to sell back the securities at par value with seven days’ notice. Third, after a few years of Federal Reserve rate hikes, VRDN yields have become increasingly competitive, so that the opportunity cost of holding this extremely short-term paper has declined. Finally, we saw these securities as liquid placeholders in the Fund, providing a place for us to temporarily leave money invested as we awaited attractive valued longer-term purchase opportunities.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen California High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.
The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen California Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen California Intermediate Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of August 31, 2018, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 - Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen California High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.55%	2.93%	8.21%	6.55%
Class A Shares at maximum Offering Price	(1.75)%	(1.43)%	7.29%	6.09%
S&P Municipal Yield Index	4.88%	4.88%	6.97%	6.01%
Lipper California Municipal Debt Fund Classification Average	1.99%	0.99%	4.91%	4.48%
Class C2 Shares	2.27%	2.36%	7.62%	5.98%
Class I Shares	2.65%	3.12%	8.42%	6.76%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	2.03%	2.11%	6.00%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.75%	2.18%	7.23%	7.29%
Class A Shares at maximum Offering Price	(3.46)%	(2.07)%	6.32%	6.82%
Class C2 Shares	0.58%	1.61%	6.65%	6.69%
Class I Shares	0.85%	2.37%	7.44%	7.50%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.35%	1.36%	5.67%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	1.05%	1.85%	1.60%	0.85%
Effective Leverage Ratio as of August 31, 2018

Effective Leverage Ratio	18.73%

Nuveen California Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.92%	1.22%	5.62%	5.41%
Class A Shares at maximum Offering Price	(2.34)%	(2.99)%	4.72%	4.96%
S&P Municipal Bond Index	1.78%	0.61%	4.23%	4.36%
S&P Municipal Bond California Index	1.87%	0.83%	4.79%	4.80%
Lipper California Municipal Debt Funds Classification Average	1.99%	0.99%	4.91%	4.48%
Class C2 Shares	1.52%	0.63%	5.02%	4.82%
Class I Shares	2.00%	1.39%	5.81%	5.62%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.42%	0.32%	4.01%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.54%	0.76%	4.98%	5.90%
Class A Shares at maximum Offering Price	(3.65)%	(3.46)%	4.08%	5.46%
Class C2 Shares	0.24%	0.16%	4.38%	5.31%
Class I Shares	0.62%	1.01%	5.19%	6.11%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.04%	(0.06)%	3.74%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.75%	1.55%	1.30%	0.55%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen California Municipal Bond Fund
Effective Leverage Ratio as of August 31, 2018

Effective Leverage Ratio	0.00%

Nuveen California Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	1.43%	(0.41)%	1.13%
Class A Shares at maximum Offering Price	(1.61)%	(3.40)%	(0.50)%
S&P Municipal Bond Intermediate Index	1.64%	(0.17)%	1.15%
S&P Municipal Bond California Index	1.87%	0.83%	1.68%
Lipper California Intermediate Municipal Debt Funds Classification Average	1.41%	0.17%	0.89%
Class C Shares	1.14%	(1.09)%	0.30%
Class I Shares	1.63%	(0.13)%	1.37%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	0.41%	(0.51)%	0.74%
Class A Shares at maximum Offering Price	(2.60)%	(3.49)%	(0.82)%
Class C Shares	0.12%	(1.19)%	(0.09)%
Class I Shares	0.50%	(0.23)%	0.97%
Since inception returns are from 10/19/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.05%	2.85%	1.85%
Net Expense Ratios	0.77%	1.56%	0.57%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Effective Leverage Ratio as of August 31, 2018

Effective Leverage Ratio	0.00%

Yields    as of August 31, 2018
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.64%	2.99%	3.24%	3.99%
SEC 30-Day Yield - Subsidized	3.16%	2.50%	2.75%	3.50%
SEC 30-Day Yield - Unsubsidized	3.16%	2.50%	2.75%	3.50%
Taxable-Equivalent Yield - Subsidized (33.3%)[2]	4.74%	3.75%	4.12%	5.25%
Taxable-Equivalent Yield - Unsubsidized (33.3%)[2]	4.74%	3.75%	4.12%	5.25%
Nuveen California Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.12%	2.45%	2.67%	3.42%
SEC 30-Day Yield - Subsidized	2.20%	1.51%	1.75%	2.50%
SEC 30-Day Yield - Unsubsidized	2.20%	1.51%	1.75%	2.50%
Taxable-Equivalent Yield - Subsidized (33.3%)[2]	3.30%	2.26%	2.62%	3.75%
Taxable-Equivalent Yield - Unsubsidized (33.3%)[2]	3.30%	2.26%	2.62%	3.75%

Nuveen California Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	1.58%	0.85%	1.81%
SEC 30-Day Yield - Subsidized	1.56%	0.82%	1.81%
SEC 30-Day Yield - Unsubsidized	0.79%	0.03%	1.01%
Taxable-Equivalent Yield - Subsidized (33.3%)[2]	2.34%	1.23%	2.71%
Taxable-Equivalent Yield - Unsubsidized (33.3%)[2]	1.18%	0.04%	1.51%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of August 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating (except for Nuveen California High Yield Municipal Bond Fund, which uses lowest rating) given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen California High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	110.5%
Common Stocks	0.4%
Other Assets Less Liabilities	3.1%
Net Assets Plus Floating Rate Obligations	114.0%
Floating Rate Obligations	(14.0)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	33.6%
Health Care	16.1%
Education and Civic Organizations	12.0%
Transportation	9.5%
Tax Obligation/General	9.4%
Consumer Staples	7.5%
Other	11.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.2%
AA	22.5%
A	16.0%
BBB	13.4%
BB or Lower	13.8%
N/R (not rated)	31.8%
N/A (not applicable)	0.3%
Total	100%

Nuveen California Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.5%
Other Assets Less Liabilities	1.8%
Net Assets Plus Borrowings	100.3%
Borrowings	(0.3)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	20.3%
Tax Obligation/Limited	18.8%
Water and Sewer	14.7%
Health Care	10.9%
Transportation	10.6%
U.S. Guaranteed	10.4%
Consumer Staples	6.0%
Other	8.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	9.0%
AAA	11.8%
AA	47.9%
A	13.9%
BBB	4.8%
BB or Lower	6.5%
N/R (not rated)	6.1%
Total	100%

Holding Summaries    as of August 31, 2018 (continued)
Nuveen California Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.1%
Short-Term Municipal Bonds	3.2%
Other Assets Less Liabilities	1.7%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	19.5%
Tax Obligation/Limited	19.4%
Water and Sewer	13.5%
U.S. Guaranteed	11.2%
Tax Obligation/General	10.5%
Education and Civic Organizations	10.0%
Transportation	9.1%
Consumer Staples	5.9%
Other	0.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	11.2%
AAA	13.1%
AA	31.9%
A	14.3%
BBB	20.6%
BB or Lower	2.7%
N/R (not rated)	6.2%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest are related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2018.
The beginning of the period is March 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.50	$1,020.30	$1,022.70	$1,026.50
Expenses Incurred During the Period	$ 4.19	$ 8.25	$ 6.98	$ 3.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.07	$1,017.04	$1,018.30	$1,022.08
Expenses Incurred During the Period	$ 4.18	$ 8.24	$ 6.97	$ 3.16
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen California Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.20	$1,014.20	$1,015.20	$1,020.00
Expenses Incurred During the Period	$ 3.82	$ 7.87	$ 6.55	$ 2.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.42	$1,017.39	$1,018.70	$1,022.43
Expenses Incurred During the Period	$ 3.82	$ 7.88	$ 6.56	$ 2.80
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.75%, 1.55%, 1.29% and 0.55% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen California Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.30	$1,011.40	$1,016.30
Expenses Incurred During the Period	$ 3.86	$ 7.91	$ 2.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.37	$1,017.34	$1,022.38
Expenses Incurred During the Period	$ 3.87	$ 7.93	$ 2.85
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.76%, 1.56%, and 0.56% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen California High Yield Municipal Bond Fund
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 110.9%
	MUNICIPAL BONDS – 110.5%
	Consumer Discretionary – 0.0%
$ 15	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (4)	No Opt. Call	N/R	$ —
	Consumer Staples – 8.3%
27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Subordinate Series 2006A, 0.000%, 6/01/50	10/18 at 14.51	N/R	3,805,110
1,155	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	10/18 at 100.00	N/R	1,149,675
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
25	5.600%, 6/01/36	12/18 at 100.00	B2	25,122
1,000	5.650%, 6/01/41	12/18 at 100.00	B2	1,004,280
1,205	5.700%, 6/01/46	12/18 at 100.00	B2	1,208,880
10,000	0.000%, 6/01/46	10/18 at 18.90	N/R	1,859,300
1,860	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	11/18 at 100.00	Ba3	1,872,090
50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	11/18 at 100.00	BB-	50,325
20,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	10/18 at 20.90	N/R	3,777,000
14,400	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B+	15,027,984
3,800	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	3,906,590
15,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	15,420,750
33,705	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	10/18 at 18.94	CCC+	5,983,649
3,460	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.625%, 6/01/47	10/18 at 100.00	N/R	3,429,552
22,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	10/18 at 14.96	N/R	3,222,340

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples (continued)
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
$ 1,000	0.000%, 6/01/36	10/18 at 37.63	N/R	$373,820
7,500	0.000%, 6/01/47	10/18 at 20.02	N/R	1,394,700
7,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005B, 0.000%, 6/01/45	10/18 at 21.27	CCC+	1,426,409
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
2,800	5.375%, 6/01/38	10/18 at 100.00	B-	2,811,844
460	5.500%, 6/01/45	10/18 at 100.00	B-	461,946
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
3,295	5.000%, 6/01/37	10/18 at 100.00	B2	3,308,938
10,330	5.125%, 6/01/46	10/18 at 100.00	B2	10,373,696
5,000	0.000%, 6/01/46	10/18 at 18.28	CCC+	881,850
192,240	Total Consumer Staples			82,775,850
	Education and Civic Organizations – 13.3%
1,470	California Health Facilities Financing Authority, Revenue Bonds, Los Angeles BioMedical, Series 2018, 5.000%, 9/01/48	9/28 at 100.00	Baa2	1,649,252
2,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 5.000%, 11/01/41	11/23 at 100.00	A	2,229,120
5,615	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.500%, 10/01/38, 144A	10/22 at 105.00	N/R	5,622,693
	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A:
900	5.000%, 10/01/35	10/22 at 102.00	BB+	922,203
500	5.250%, 10/01/45	10/22 at 102.00	BB+	514,095
1,335	5.250%, 10/01/45	10/22 at 102.00	BB+	1,372,634
4,255	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2017A, 5.000%, 10/01/47, 144A	10/22 at 102.00	BB+	4,314,868
250	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 5.500%, 6/01/53, 144A	6/26 at 100.00	BB	255,185
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project, Pinewood & Oakwood Schools, Series 2016B:
500	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	479,380
2,200	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	2,204,356
820	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/38, 144A	6/28 at 100.00	Ba1	871,939

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
$ 900	4.000%, 6/15/26, 144A	No Opt. Call	BB	$909,558
825	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	860,013
1,000	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	1,033,100
970	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	1,035,300
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015:
400	5.125%, 7/01/35, 144A	7/25 at 100.00	BB+	417,916
425	5.375%, 7/01/45, 144A	7/25 at 100.00	BB+	446,735
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A:
1,400	5.000%, 10/01/34	10/22 at 102.00	BB+	1,437,534
465	5.000%, 10/01/44	10/22 at 102.00	BB+	472,277
1,145	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,174,736
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,330	5.000%, 8/01/32	8/22 at 100.00	BB	1,356,387
4,580	5.250%, 8/01/42	8/22 at 100.00	BB	4,678,562
1,795	5.300%, 8/01/47	8/22 at 100.00	BB	1,833,575
2,245	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,525,311
	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A:
875	5.500%, 8/01/34, 144A	8/24 at 100.00	BB-	884,406
1,650	6.000%, 8/01/44, 144A	8/24 at 100.00	BB-	1,686,861
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A:
840	5.000%, 6/01/36	6/26 at 100.00	BBB-	914,626
1,915	5.000%, 6/01/46	6/26 at 100.00	BBB-	2,063,719
1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	10/18 at 100.00	N/R	1,335,748
	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
1,435	5.000%, 4/01/35	4/25 at 100.00	Baa3	1,574,496
770	5.000%, 4/01/41	4/25 at 100.00	Baa3	838,684
7,880	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	8,618,356
235	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	253,297
300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32, 144A	1/22 at 100.00	N/R	319,539

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,700	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.250%, 1/01/45	1/25 at 100.00	N/R	$3,673,619
	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A:
1,245	5.250%, 1/01/34	7/24 at 100.00	BBB-	1,364,296
250	5.250%, 1/01/40	7/24 at 100.00	BBB-	272,165
700	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 6.250%, 6/15/47	6/27 at 100.00	N/R	702,730
1,075	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	1,097,242
	California School Finance Authority Charter School Revenue Bonds, Bright Star Schools - Obligated Group, Series 2017:
2,000	5.000%, 6/01/27, 144A	No Opt. Call	N/R	2,129,420
1,755	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	1,826,709
1,565	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	1,615,205
1,430	5.000%, 6/01/54, 144A	6/27 at 100.00	N/R	1,465,507
1,020	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,025,120
1,000	California School Finance Authority Charter School Revenue Bonds, Ednovate, Obligated Group, Series 2018, 5.000%, 6/01/48, 144A	6/27 at 100.00	N/R	1,039,390
1,100	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A, 5.000%, 8/01/45, 144A	8/25 at 100.00	BBB	1,174,657
1,900	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/36, 144A	8/25 at 100.00	BBB	2,046,851
1,100	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	965,833
1,300	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A, 5.875%, 6/01/52	6/26 at 100.00	N/R	1,242,163
	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A:
2,520	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,563,495
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	2,961,615
805	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A, 5.000%, 10/01/44, 144A	10/27 at 100.00	BB+	844,469
600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB-	616,194
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
1,500	4.750%, 6/01/36, 144A	6/26 at 100.00	N/R	1,536,000
1,180	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	1,216,556
675	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	646,657
915	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/43, 144A	6/27 at 100.00	N/R	961,189

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,500	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education, Obligated Group, Series 2016A, 5.000%, 6/01/46, 144A	6/25 at 100.00	N/R	$2,577,675
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education, Obligated Group, Series 2017A:
950	5.125%, 6/01/47, 144A	6/26 at 100.00	N/R	990,270
1,000	5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,043,830
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools, Obligated Group, Series 2017G:
360	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	377,104
750	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	778,447
250	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	257,475
1,220	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47 (4)	6/20 at 102.00	N/R	908,900
	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,000	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,075,610
1,500	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	1,616,490
	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
1,605	6.400%, 8/01/34, 144A	2/24 at 100.00	BB-	1,713,321
2,040	6.750%, 8/01/44, 144A	2/24 at 100.00	BB-	2,194,163
	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A:
1,725	5.000%, 7/01/47, 144A	7/27 at 100.00	Ba1	1,776,991
1,340	5.000%, 7/01/52, 144A	7/27 at 100.00	Ba1	1,370,619
	California School finance Authority, School Facility Revenue Bonds, ICEF - View Park Elementary and Middle Schools, Series 2014A:
575	5.625%, 10/01/34	10/24 at 100.00	BB	609,017
1,000	5.875%, 10/01/44	10/24 at 100.00	BB	1,063,030
520	6.000%, 10/01/49	10/24 at 100.00	BB	554,767
	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A:
1,000	4.125%, 7/01/35, 144A	7/25 at 100.00	BBB	1,009,140
1,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	1,067,130
1,015	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.500%, 11/01/34, 144A	11/24 at 100.00	N/R	1,067,090
	California School Finance Authority, School Facility Revenue Bonds, Granada Hills Charter High School Obligated Group, Series 2017A:
1,000	5.000%, 7/01/37, 144A	7/21 at 105.00	BBB-	1,079,720
1,735	5.000%, 7/01/48, 144A	7/21 at 105.00	BBB-	1,855,270
600	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB	654,264
250	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	BBB	275,448

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,250	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 6.650%, 7/01/33	7/23 at 100.00	BB+	$1,400,212
1,355	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	1,466,408
890	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A, 5.000%, 11/01/32, 144A	11/27 at 100.00	N/R	1,006,430
97	California Statewide Communities Development Authority, Charter School Revenue Bonds - Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.000%, 11/01/32 (4)	11/20 at 102.00	N/R	485
1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 - Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	1,139,250
1,000	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 15.635%, 11/15/49 – AGM Insured, 144A (IF) (5)	11/24 at 100.00	AA	1,504,820
1,040	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB-	1,127,318
815	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	903,713
2,745	California Statewide Community Development Authority, Revenue Bonds, Bentley School, Series 2010A, 7.000%, 7/01/40	7/20 at 101.00	N/R	2,956,996
4,015	University of California, General Revenue Bonds, Limited Project, Series 2018O, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	AA-	4,161,949
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 13.610%, 5/15/39, 144A (IF) (5)	5/23 at 100.00	AA	1,830,800
127,217	Total Education and Civic Organizations			133,507,695
	Health Care – 17.8%
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
1,460	5.000%, 3/01/26	No Opt. Call	Ba3	1,607,212
1,225	5.000%, 3/01/31	3/26 at 100.00	Ba3	1,324,997
2,885	5.250%, 3/01/36	3/26 at 100.00	Ba3	3,129,965
3,280	5.000%, 3/01/41	3/26 at 100.00	Ba3	3,460,039
5,600	5.000%, 3/01/46	3/26 at 100.00	Ba3	5,888,960
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B, 4.000%, 11/15/41 (UB) (5)	11/26 at 100.00	A+	2,069,180
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2017A, 5.000%, 11/15/48 (UB) (5)	11/27 at 100.00	A+	2,272,760
1,570	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/47 (UB) (5)	2/27 at 100.00	A1	1,768,165
625	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002, 12.997%, 4/01/42, 144A (IF) (5)	4/22 at 100.00	AA-	845,313
17,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 (UB) (5)	11/27 at 100.00	AA-	18,054,925
1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51 (UB)	8/22 at 100.00	A+	1,326,213

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 7,800	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2016B, 5.000%, 8/15/55 (UB) (5)	8/26 at 100.00	A+	$8,702,538
1,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2017A, 5.000%, 11/15/56 (UB) (5)	11/27 at 100.00	A+	1,247,269
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Tender Option Bond Trust 2015-XF0152:
260	13.373%, 8/15/43, 144A (IF) (5)	8/24 at 100.00	A+	361,608
695	13.391%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	A+	937,020
80	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120, 16.117%, 10/01/38, 144A (IF) (5)	10/24 at 100.00	AA-	130,722
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034:
3,600	16.300%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	5,658,516
795	16.246%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,247,872
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
200	15.996%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	291,762
200	15.988%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	291,712
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
1,000	13.362%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	1,366,940
250	13.365%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	341,763
8,750	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46 (UB)	11/25 at 100.00	AA-	9,850,400
1,000	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	Baa1	1,091,370
1,680	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A, 5.000%, 2/01/47	2/27 at 100.00	Baa1	1,854,350
1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	1,098,620
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B:
1,000	5.000%, 7/01/42	7/27 at 100.00	BBB-	1,098,620
1,000	5.000%, 7/01/47	7/27 at 100.00	BBB-	1,094,680
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/35	11/24 at 100.00	BBB-	215,326
1,000	5.000%, 11/01/40	11/24 at 100.00	BBB-	1,069,230
1,250	5.000%, 11/01/44	11/24 at 100.00	BBB-	1,333,700

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$ 4,210	5.250%, 11/01/36	11/26 at 100.00	BBB-	$4,628,263
2,955	5.250%, 11/01/41	11/26 at 100.00	BBB-	3,233,391
6,100	5.250%, 11/01/47	11/26 at 100.00	BBB-	6,639,118
8,950	5.000%, 11/01/47	11/26 at 100.00	BBB-	9,599,322
1,780	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB-	1,918,804
1,000	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 4.000%, 10/01/41	10/26 at 100.00	BBB+	1,004,780
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
4,300	5.250%, 12/01/44	12/24 at 100.00	BB	4,665,543
9,800	5.500%, 12/01/54	12/24 at 100.00	BB-	10,643,388
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
415	5.000%, 12/01/46, 144A	6/26 at 100.00	BB-	447,229
5,295	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	5,716,853
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
315	5.250%, 12/01/48, 144A	6/28 at 100.00	BB-	347,552
1,000	5.500%, 12/01/58, 144A	6/28 at 100.00	BB-	1,103,810
	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Refunding Series 2015:
200	5.000%, 11/01/32	11/24 at 100.00	A+	223,992
200	5.000%, 11/01/33	11/24 at 100.00	A+	223,394
	California Statewide Communities Development Authority, Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2014:
2,540	5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	A2	2,783,103
1,625	5.250%, 10/01/43 – AGM Insured	10/24 at 100.00	A2	1,794,276
9,000	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A, 5.000%, 8/15/51 (UB) (5)	8/26 at 100.00	A+	10,041,390
1,035	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Series 2018A, 4.000%, 8/01/45 (UB) (5)	8/23 at 100.00	A-	1,052,036
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,550	5.750%, 7/01/24	11/18 at 100.00	CCC	2,422,500
2,055	5.750%, 7/01/30	11/18 at 100.00	CCC	1,952,250
2,220	5.750%, 7/01/35	11/18 at 100.00	CCC	2,109,000
9,280	5.500%, 7/01/39	11/18 at 100.00	CCC	8,816,000
185	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25	11/18 at 100.00	CCC	175,750
1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	1,090,931

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,090	Palomar Health System, California, Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/42	11/27 at 100.00	Ba1	$2,270,513
4,425	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2017, 4.000%, 11/01/47	11/27 at 100.00	Ba1	4,255,213
	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
750	5.000%, 11/01/31	11/26 at 100.00	Ba1	829,748
1,785	5.000%, 11/01/36	11/26 at 100.00	Ba1	1,939,135
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB	1,154,500
600	7.500%, 12/01/41	12/21 at 100.00	BB	666,234
2,500	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32 (4)	11/18 at 100.00	N/R	1,625,000
1,000	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 4.000%, 1/01/42	1/28 at 100.00	Baa2	1,010,050
800	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/33	7/27 at 100.00	Baa1	889,728
200	Washington Township Health Care District, California, Revenue Bonds, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa1	218,306
165,450	Total Health Care			178,522,849
	Housing/Multifamily – 3.2%
2,000	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	A1	2,110,460
1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,378,026
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Senior Series 2014A:
1,515	5.250%, 8/15/39	8/24 at 100.00	BBB+	1,657,849
575	5.250%, 8/15/49	8/24 at 100.00	BBB+	625,031
480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	532,445
1,750	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Refunding Series 2017A, 4.000%, 11/15/48	11/27 at 100.00	A-	1,791,895
2,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	2,245,800
350	California Municipal Finance Authority, Student Housing Revenue Bonds, Bowles Hall Foundation, Series 2015A, 5.000%, 6/01/35	6/25 at 100.00	Baa3	382,795
	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A:
890	5.000%, 7/01/37, 144A	7/27 at 100.00	B1	933,263
1,975	5.000%, 7/01/47, 144A	7/27 at 100.00	B1	2,053,427

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
$ 1,000	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	$1,093,070
2,090	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	2,262,509
	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,050	5.000%, 5/15/42	5/27 at 100.00	Baa1	4,550,256
2,500	5.000%, 5/15/50	5/27 at 100.00	Baa1	2,788,825
	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A:
740	5.000%, 5/15/39	5/22 at 100.00	A+	778,902
1,010	5.000%, 5/15/47	5/22 at 100.00	A+	1,060,237
1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	1,052,990
1,340	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Feliz and Las Casitas De Sonoma, Refunding Series 2012, 5.000%, 10/15/47	10/22 at 100.00	BBB	1,414,718
315	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014, 5.000%, 6/15/49	6/24 at 100.00	A	331,585
2,110	Palmdale Housing Authority, California, Multifamily Housing Revenue Bonds, Impression, La Quinta, Park Vista & Summerwood Apartments, Series 2015, 5.250%, 6/01/45	6/25 at 100.00	N/R	2,174,988
450	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (Alternative Minimum Tax)	11/18 at 100.00	N/R	450,409
475	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	11/18 at 100.00	N/R	439,651
29,885	Total Housing/Multifamily			32,109,131
	Industrials – 0.3%
2,915	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27 (Alternative Minimum Tax), 144A	12/23 at 102.00	N/R	2,854,601
750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/19 at 100.00	N/R	8
3,665	Total Industrials			2,854,609
	Long-Term Care – 0.9%
3,000	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2012A, 5.000%, 7/01/47	7/22 at 100.00	A-	3,169,440
3,700	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.250%, 11/01/44, 144A	11/24 at 100.00	N/R	3,920,964
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	543,946
1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,070,560
8,220	Total Long-Term Care			8,704,910

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 10.4%
$ 1,000	Aromas-San Juan Unified School District, San Benito, Santa Cruz and Monterey Counties, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/52 – AGM Insured	8/37 at 100.00	AA	$570,680
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/37 (6)	No Opt. Call	A+	1,029,010
6,925	0.000%, 5/01/42 (6)	5/40 at 100.00	Aa3	4,394,328
5,500	0.000%, 5/01/47 (6)	5/40 at 100.00	A+	3,459,885
5,000	California State, General Obligation Bonds, Refunding Various Purpose, Series 2017, 5.000%, 8/01/46 (UB)	8/26 at 100.00	AA-	5,714,150
1,500	California State, General Obligation Bonds, Series 2015, 5.000%, 3/01/45 (UB) (5)	3/25 at 100.00	AA-	1,691,715
1,250	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 13.446%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,904,950
1,630	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/43	4/23 at 100.00	AA-	1,810,213
	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
750	9.385%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	893,288
545	9.385%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	649,122
1,250	9.385%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,488,812
1,005	9.376%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	1,196,774
4,610	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2013B, 0.000%, 8/01/37 – AGM Insured	8/22 at 44.31	A2	1,861,887
11,090	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Election 2012, Series 2016C, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	AA+	11,610,343
1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	868,195
5,000	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2016B, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	5,160,750
4,560	Hartnell Community College District, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	AA	4,740,120
1,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB-	1,068,860
1,205	Jamul Dulzura Union School District, San Diego County, California, General Obligation Bonds, Election 1995 Series 2004A, 0.000%, 11/01/28 – NPFG Insured	No Opt. Call	Baa2	849,682
3,795	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (6)	No Opt. Call	A1	2,680,826
6,235	Long Beach Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2008 Series 2008A, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	4,275,464
3,915	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	Aa2	4,084,911
1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	775,020
5,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2016A, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	A1	5,132,950
650	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	A1	452,407

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Northern Inyo County Local Hospital District, California, General Obligation Bonds, Election 2005 Series 2009, 0.000%, 11/01/38 – AGC Insured	No Opt. Call	AA	$872,220
2,250	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,344,397
1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	Aa3	764,289
5,000	Pittsburg Unified School District, Contra Costa County, California, Series 2016, 4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	Aa3	5,255,900
4,725	River Delta Unified School District, School Facilities Improvement District 2, Sacramento and Solano Counties, California, General Obligation Bonds, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	1,399,639
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2013C, 4.000%, 7/01/42 (UB)	7/23 at 100.00	AA-	10,381,700
1,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Tender Option Bond 2016-XF2355, 9.493%, 7/01/38, 144A (IF) (5)	7/23 at 100.00	AA-	2,318,382
7,655	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 – AGM Insured (6)	No Opt. Call	A2	5,114,841
	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C:
1,500	0.000%, 8/01/41	No Opt. Call	AA-	604,680
5,730	0.000%, 8/01/46	No Opt. Call	AA-	1,763,809
2,145	Turlock Unified School District, Stanislaus and Merced Counties, California, General Obligation Bonds, Elementary School Facilities Improvement District 1, 2016 Election Series 2017, 4.000%, 8/01/46 – AGM Insured	8/26 at 100.00	Aa3	2,221,448
1,880	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/28 – FGIC Insured	No Opt. Call	AA-	1,412,124
2,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (6)	8/31 at 100.00	A2	2,067,795
125,695	Total Tax Obligation/General			103,885,566
	Tax Obligation/Limited – 37.2%
1,000	Adelanto Community Facilities District Number 2006-2, San Bernadino County, California, Special Tax Bonds, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,074,310
1,650	Alameda Community Facilities District No. 13-1, California, Alameda Landing Public Improvements, Special Tax Bonds, Series 2016, 5.000%, 9/01/46	9/24 at 102.00	N/R	1,808,532
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
330	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	234,950
240	0.000%, 9/01/30 – AGM Insured	No Opt. Call	A2	155,921
4,475	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	2,394,304
4,305	0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	2,196,626
435	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	11/18 at 100.00	N/R	435,000
915	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/37	3/19 at 100.00	N/R	923,903

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,030	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	$1,114,367
1,865	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,025,054
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,097,500
2,590	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,807,301
	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 17C, Series 2018:
750	5.000%, 9/01/43	9/25 at 103.00	N/R	827,955
1,115	5.000%, 9/01/48	9/25 at 103.00	N/R	1,228,708
	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 8D, Series 2018A:
750	5.000%, 9/01/43	9/25 at 103.00	N/R	827,955
1,035	5.000%, 9/01/48	9/25 at 103.00	N/R	1,140,549
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	2,035,432
	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA-	1,083,585
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA-	1,583,872
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA-	4,408,269
1,700	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	1,879,299
5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	3,101,896
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	2,245,540
2,000	California Statewide Communities Development Authority, Community Facilities District No. 2015-01, Improvement Area No. 2 University District, Special Tax Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	2,197,280
2,000	California Statewide Communities Development Authority, Lease Revenue Bonds, Community Center Project, Series 2014, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,215,820
2,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 5.625%, 9/01/45	9/25 at 100.00	N/R	2,555,700
960	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	1,046,726
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	1,058,320
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-02, Manteca Lifestyle Center, Series 2013A:
1,000	5.000%, 9/01/33	9/23 at 100.00	N/R	1,072,850
2,000	5.125%, 9/01/42	9/23 at 100.00	N/R	2,148,540

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,250	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2017-01 Horse Creek, Series 2018, 5.000%, 9/01/48	9/28 at 100.00	N/R	$5,810,962
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,650	5.000%, 9/02/35	9/25 at 100.00	N/R	3,884,439
1,200	5.000%, 9/02/40	9/25 at 100.00	N/R	1,265,076
990	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,032,233
2,275	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014A, 5.000%, 9/02/43	9/22 at 100.00	N/R	2,402,832
2,060	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	2,158,715
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016A:
1,030	5.000%, 9/02/36	9/26 at 100.00	N/R	1,088,308
2,250	5.000%, 9/02/45	9/26 at 100.00	N/R	2,354,017
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B:
1,690	5.000%, 9/02/36	9/26 at 100.00	N/R	1,807,016
3,310	5.000%, 9/02/46	9/26 at 100.00	N/R	3,506,614
480	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A, 5.000%, 9/02/46	9/27 at 100.00	N/R	510,360
400	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017B, 5.000%, 9/02/47	9/27 at 100.00	N/R	439,464
1,775	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	N/R	1,948,701
605	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	N/R	650,296
650	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007A, 4.500%, 8/01/35 – AMBAC Insured	11/18 at 100.00	Ba1	650,293
850	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2007C, 4.500%, 8/01/35	11/18 at 100.00	BBB-	850,085
315	Chino Public Financing Authority, California, Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/38	9/22 at 100.00	N/R	335,708
1,540	Chino, California, Special Tax Bonds, Community Facilities District 2016-3, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,683,744
	Chula Vista, California, Special Tax Bonds, Community Facilities District 16-I Millenia Improvement Area 1, Series 2018:
1,000	5.000%, 9/01/43	9/25 at 103.00	N/R	1,107,230
1,250	5.000%, 9/01/48	9/25 at 103.00	N/R	1,381,562
320	City of Dublin, California, Community Facilities District No. 2015-1, Dublin Crossing, Improvement Area No. 1, Special Tax Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	350,794
1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,046,320

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	$526,120
	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
415	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	415,876
500	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	500,930
210	5.000%, 9/01/32 – AMBAC Insured	9/18 at 100.00	N/R	210,294
670	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos Improvement Area 1, Refunding Series 2017, 5.000%, 9/01/37	9/24 at 103.00	N/R	731,399
855	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos, Refunding Series 2017, 5.000%, 9/01/34	9/24 at 103.00	N/R	938,217
	Corona, California, Special Tax Bonds, Community Facilities District 2018-1 Bedford, Series 2018A:
1,000	5.000%, 9/01/43	9/24 at 103.00	N/R	1,084,860
1,250	5.000%, 9/01/48	9/24 at 103.00	N/R	1,352,563
	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 05-1, Series 2016:
1,500	5.000%, 9/01/36	9/26 at 100.00	N/R	1,663,335
1,000	4.000%, 9/01/45	9/26 at 100.00	N/R	1,010,230
3,210	County of Sacramento, California, McClellan Park Community Facilities District No. 2004-1, Special Tax Bonds, Series 2017, 5.000%, 9/01/40	9/27 at 100.00	N/R	3,560,307
	Dana Point, California, Special Tax Bonds, Community Facilities District 2006-1 Series 2014:
250	5.000%, 9/01/38	9/23 at 100.00	N/R	263,168
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,312,363
990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,143,104
1,800	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2001-01 French Valley Improvement Area A, Series 2015, 5.000%, 9/01/36	9/25 at 100.00	N/R	1,959,120
250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	3/19 at 100.00	N/R	251,970
	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Series 2018:
1,050	5.000%, 9/01/43	9/26 at 100.00	N/R	1,148,217
740	5.000%, 9/01/48	9/26 at 100.00	N/R	806,541
430	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	440,488
	Fillmore, California, Special Tax Bonds, Community Facilities District 5, Improvement Area, Series 2015A:
1,500	5.000%, 9/01/40	9/23 at 102.00	N/R	1,621,650
2,530	5.000%, 9/01/45	9/23 at 102.00	N/R	2,729,136
	Folsom, California, Special Tax Bonds, Community Facilities District 16 Islands at Parkshore Improvement Area 1, Series 2018:
500	4.000%, 9/01/43	9/18 at 103.00	N/R	501,225
1,545	4.000%, 9/01/48	9/18 at 103.00	N/R	1,539,639

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,135	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2018, 5.000%, 9/01/36	9/25 at 103.00	N/R	$1,268,726
1,350	Fontana, California, Special Tax Bonds, Sierra Hills South Community Facilities District 22, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	N/R	1,467,666
2,305	Fullerton, California, Special Tax Bonds, Community Facilities District 2 Amerige Heights, Series 2014, 5.000%, 9/01/44	9/23 at 100.00	N/R	2,424,261
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2015A:
5,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	5,586,400
2,000	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A+	2,228,120
3,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 12.966%, 6/01/45, 144A (IF) (5)	6/25 at 100.00	A+	5,460,787
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/33	11/25 at 100.00	A	1,102,650
1,000	5.000%, 11/15/39	11/25 at 100.00	A	1,090,640
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	521,870
	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
880	6.625%, 12/01/30	12/20 at 100.00	B+	906,655
1,175	6.875%, 12/01/40	12/20 at 100.00	B+	1,213,963
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	11/18 at 100.00	N/R	1,014,680
1,000	5.000%, 8/01/35 – AMBAC Insured	11/18 at 100.00	N/R	1,010,500
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2007A:
365	4.625%, 8/01/37 – AMBAC Insured	11/18 at 100.00	N/R	365,708
745	4.750%, 8/01/42 – AMBAC Insured	11/18 at 100.00	N/R	746,512
150	5.000%, 8/01/42 – AMBAC Insured	11/18 at 100.00	N/R	150,332
	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,110	5.500%, 9/01/22 – SYNCORA GTY Insured	10/18 at 100.00	N/R	1,112,875
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	10/18 at 100.00	N/R	1,002,600
1,105	5.000%, 9/01/31 – SYNCORA GTY Insured	10/18 at 100.00	N/R	1,116,138
1,920	5.000%, 9/01/37 – SYNCORA GTY Insured	10/18 at 100.00	N/R	1,921,709
1,935	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2016, 5.000%, 2/01/41 – BAM Insured	2/26 at 100.00	AA	2,146,824
1,990	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014, 5.000%, 9/01/35	9/24 at 100.00	N/R	2,156,722
1,035	Imperial, California, Special Tax Bonds, Community Facilities District 2005-1 Springfield, Series 2015A, 5.000%, 9/01/36	9/25 at 100.00	N/R	1,104,055
500	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	11/18 at 100.00	BBB+	501,165

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 620	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	$661,757
	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2012:
2,530	0.000%, 8/01/23	No Opt. Call	A2	2,152,322
1,600	0.000%, 8/01/25	No Opt. Call	A2	1,188,576
1,050	0.000%, 8/01/28	8/22 at 66.37	A2	629,769
2,430	0.000%, 8/01/33	No Opt. Call	A2	994,089
1,650	0.000%, 8/01/35	No Opt. Call	A2	575,207
200	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 09-1, Series 2017B, 5.000%, 9/01/47	9/27 at 100.00	N/R	222,314
795	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	869,420
845	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	917,518
500	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/39	9/24 at 100.00	N/R	539,925
2,000	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 4, Series 2016, 4.000%, 9/01/49	9/23 at 103.00	N/R	2,016,340
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 37 Eastvale Improvement Area 1,Series 2016:
600	3.125%, 9/01/40	9/21 at 103.00	N/R	530,136
500	3.250%, 9/01/46	9/21 at 103.00	N/R	439,495
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 37 Eastvale Improvement Area 2,Series 2016A:
500	3.125%, 9/01/40	9/21 at 103.00	N/R	441,780
700	3.250%, 9/01/46	9/21 at 103.00	N/R	615,293
1,400	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 43, Series 2016, 5.000%, 9/01/45	9/26 at 100.00	N/R	1,534,008
1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	A+	1,089,050
1,000	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 11 Improvement Area B, Series 2017A, 4.000%, 9/01/47	9/24 at 103.00	N/R	1,007,520
3,380	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	3,665,745
610	Lake Elsinore Facilities Financing Authority, California, Local Agency Revenue Bonds, Series 2017, 4.000%, 9/01/44	9/24 at 103.00	N/R	617,820
335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37	9/22 at 100.00	N/R	355,864
1,135	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,237,536
	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 13-1, Series 2017:
800	4.000%, 9/01/42	9/24 at 103.00	N/R	812,080
1,000	4.000%, 9/01/47	9/24 at 103.00	N/R	1,011,300

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,220	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2004-2, Series 2005, 5.350%, 9/01/35	3/19 at 100.00	N/R	$1,231,187
1,000	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2006-2 Improvement Area B, Series 2018, 4.000%, 9/01/48	9/24 at 100.00	N/R	1,004,760
3,000	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	3,155,880
2,500	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	2,740,575
2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.375%, 9/01/32	9/22 at 100.00	N/R	2,101,060
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,083,280
	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B:
790	5.125%, 9/01/28	9/23 at 100.00	N/R	849,416
395	5.250%, 9/01/32	9/23 at 100.00	N/R	423,681
	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A:
600	5.000%, 9/01/34	9/24 at 100.00	N/R	649,590
935	5.000%, 9/01/39	9/24 at 100.00	N/R	1,003,910
1,825	5.000%, 9/01/43	9/24 at 100.00	N/R	1,955,451
2,545	Long Beach, California, Marina Revenue Bonds, Alamitos Bay Marina Project, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	BBB	2,793,239
2,615	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)	8/29 at 100.00	AA-	2,387,417
1,690	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	1,711,463
1,275	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A-	1,466,658
2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	Baa2	1,150,114
450	Marina Redevelopment Agency Successor Agency, California, Housing Tax Allocation Bonds, Series 2018B, 5.000%, 9/01/38	9/25 at 103.00	N/R	489,461
375	Marina Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Series 2018A, 5.000%, 9/01/33	9/25 at 103.00	N/R	416,693
	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
735	5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	818,724
1,100	5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	1,219,482
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2014:
500	4.125%, 9/01/39	3/19 at 100.00	N/R	508,095
500	4.250%, 9/01/44	3/19 at 100.00	N/R	510,875

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
$ 2,000	5.000%, 9/01/39	9/24 at 100.00	N/R	$2,147,400
500	4.250%, 9/01/44	9/24 at 100.00	N/R	510,875
1,000	5.000%, 9/01/44	9/24 at 100.00	N/R	1,073,700
1,000	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2014-2, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,092,780
	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,890	0.000%, 12/01/21 – AMBAC Insured	No Opt. Call	N/R	1,744,980
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	902,152
835	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.000%, 9/01/33	9/24 at 100.00	N/R	906,367
1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	3/19 at 100.00	N/R	1,006,040
1,310	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013, 5.000%, 9/01/33	9/23 at 100.00	N/R	1,390,604
825	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	902,418
415	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A-	462,065
1,265	Oakdale Public Financing Authority, California, Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,359,002
2,500	Oakley Public Financing Authority, Contra Costa County, California, Revenue Bonds, Refunding Series 2014, 5.000%, 9/02/36 – BAM Insured	9/24 at 100.00	AA	2,802,900
1,250	Oceanside, California, Special Tax Bonds, Community Facilities District 2006-1, Pacific Coast Business Park, Series 2017, 5.000%, 9/01/38	9/25 at 102.00	N/R	1,393,225
	Ontario, California, Special Tax Bonds, Community Facilities District 24 Park Place Facilities Phase I, Series 2016:
1,000	5.000%, 9/01/41	9/26 at 100.00	N/R	1,092,820
1,300	5.000%, 9/01/46	9/26 at 100.00	N/R	1,415,960
1,200	Ontario, California, Special Tax Bonds, Community Facilities District 28 New Haven Facilities - Area A, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,302,504
	Ontario, California, Special Tax Bonds, Community Facilities District 30 New Haven Facilities - Area B, Series 2017:
700	4.000%, 9/01/42	9/24 at 103.00	N/R	704,732
1,170	4.000%, 9/01/48	9/24 at 103.00	N/R	1,173,510
2,000	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	2,207,600
3,530	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	3/19 at 100.00	N/R	3,563,641

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
$ 145	5.000%, 9/01/21	3/19 at 100.00	N/R	$144,562
285	5.300%, 9/01/32	3/19 at 100.00	N/R	284,980
740	5.450%, 9/01/32	3/19 at 100.00	N/R	740,518
1,095	5.500%, 9/01/36	3/19 at 100.00	N/R	1,095,405
1,600	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	11/18 at 102.00	CCC+	1,573,120
1,395	Palm Drive Health Care District, Sonoma County, California, Parcel Tax Revenue Bonds, Series 2005, 5.250%, 4/01/30	11/18 at 100.00	CCC+	1,368,983
500	Palm Springs Financing Authority, California, Lease Revenue Bonds, Downtown Revitalization Project, Series 2012B, 5.000%, 6/01/35	6/22 at 100.00	AA	545,270
1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	AA-	801,517
1,160	Palmdale, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2005, 6.750%, 9/01/35	11/18 at 100.00	N/R	1,131,986
980	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	1,076,834
985	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E, 4.250%, 9/01/38	9/24 at 100.00	N/R	1,012,797
1,110	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-1, Meritage Homes, Refunding Series 2014B, 5.000%, 9/01/38	9/23 at 100.00	N/R	1,183,515
	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A	2,255,626
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,805,975
1,000	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 10/01/41 – BAM Insured	10/23 at 100.00	AA	1,099,860
1,415	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Refunding Bonds, Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,451,450
560	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 5.000%, 9/01/41	9/26 at 100.00	N/R	614,824
1,200	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,304,532
1,190	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2018, 4.000%, 9/01/42	9/24 at 103.00	N/R	1,197,152
3,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	11/18 at 100.00	N/R	3,004,530
	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A	1,209,107
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A	783,342

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,185	Rio Vista, California, Special Tax Bonds, Community Facilities District 2018-1 Liberty Community, Series 2018-1, 5.000%, 9/01/48	9/25 at 103.00	N/R	$1,301,971
1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 14.009%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A+	2,014,637
1,295	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	A1	1,022,208
	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project, Refunding Series 2014A:
650	5.000%, 10/01/30 – AGM Insured	10/24 at 100.00	AA	734,754
1,380	5.000%, 10/01/32 – AGM Insured	10/24 at 100.00	AA	1,552,528
3,160	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Refunding Series 2014E, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	3,252,683
955	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 5.000%, 10/01/30 – AGM Insured	10/24 at 100.00	AA	1,079,522
2,000	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,236,980
2,115	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	N/R	2,318,569
870	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	920,182
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	699,079
2,000	5.000%, 9/01/42	9/22 at 100.00	N/R	2,103,160
	Riverside County, California, Special Tax Bonds, Community Facilities District 07-2 Clinton Keith, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	N/R	1,099,440
535	5.000%, 9/01/45	9/27 at 100.00	N/R	586,483
	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa2	537,855
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	Baa2	587,387
840	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	912,089
935	Rohnert Park Community Development Agency, California, Tax Allocation Bonds, Series 1999, 0.000%, 8/01/33	No Opt. Call	Baa2	523,450
3,775	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 3, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	4,030,341
1,120	Romoland School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2017, 5.000%, 9/01/44	9/27 at 100.00	N/R	1,234,072
820	Romoland School District, California, Special Tax Bonds, Community Facilities District 91-1, Series 2017, 5.000%, 9/01/41	9/27 at 100.00	N/R	909,487

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 840	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/19 at 100.00	N/R	$849,685
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Refunding Series 2017, 5.000%, 9/01/35	9/27 at 100.00	N/R	1,672,245
1,050	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	1,150,023
1,645	Roseville, California, Special Tax Bonds, Community Facilities District 1 The Fountains, Refunding Series 2016, 5.000%, 9/01/38	9/26 at 100.00	N/R	1,810,849
1,100	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014, 5.000%, 9/01/34	9/24 at 100.00	N/R	1,193,401
500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	552,335
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	1,602,975
230	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	232,390
1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100, 14.002%, 12/01/33 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	A+	2,919,389
	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A:
4,295	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Baa2	2,602,555
4,435	0.000%, 12/01/32 – FGIC Insured	No Opt. Call	Baa2	2,558,862
1,235	Sacramento County, California, Special Tax Bonds, Community Facilities District 2005-2 North Vineyard Station 1, Series 2016, 5.000%, 9/01/40	9/26 at 100.00	N/R	1,351,423
1,950	Sacramento County, California, Special Tax Bonds, Community Facilities District 2016-2 Florin Vineyard 1, Series 2018, 4.000%, 9/01/48	9/25 at 100.00	N/R	1,962,792
325	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/19 at 100.00	N/R	329,349
	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 7, Series 2017-01:
710	5.000%, 9/01/37, 144A	9/24 at 103.00	N/R	749,433
1,900	5.000%, 9/01/47, 144A	9/24 at 103.00	N/R	1,998,287
428	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	3/19 at 100.00	N/R	226,840
505	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	547,970
550	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	596,145
1,200	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 5, Series 2017, 4.000%, 9/01/48	9/24 at 103.00	N/R	1,208,112
345	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/46	9/25 at 100.00	N/R	373,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Diego County, California, Special Tax Bonds, Community Facilities District 2008-01 Harmony Grove Village Improvement Area 1, Series 2018A:
$ 1,300	4.000%, 9/01/43	9/24 at 103.00	N/R	$1,314,690
1,500	4.000%, 9/01/48	9/24 at 103.00	N/R	1,511,280
1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	1,082,140
1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A-	1,382,212
22,610	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	6,434,806
405	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	440,709
250	San Jacinto Unified School District Financing Authority, Riverside County, California, Special Tax Bonds, Refunding Series 2017, 5.000%, 9/01/35	9/24 at 103.00	N/R	273,478
	San Jacinto Unified School District, California, Community Facilities District 2003-1 Infrastructure Projects, Series 2016:
600	3.250%, 9/01/41	3/19 at 103.00	N/R	537,774
1,000	3.375%, 9/01/46	3/19 at 103.00	N/R	896,870
1,000	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/34	9/26 at 100.00	N/R	1,111,850
1,000	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 – AGM Insured	9/24 at 100.00	AA	1,119,940
250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	Baa2	286,013
1,245	Saugus/Hart School Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2016, 5.000%, 9/01/41	3/26 at 100.00	N/R	1,360,225
1,000	South Tahoe Joint Powers Financing Authority, California, Revenue Bonds, South Tahoe Redevelopment Project Area 1, Series 2014A, 4.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	1,032,650
2,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/19 at 100.00	N/R	2,493,125
5,000	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	AA	5,550,700
1,335	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2018, 5.000%, 9/01/43	9/24 at 103.00	N/R	1,461,131
	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,786,303
500	5.500%, 9/01/33	9/22 at 100.00	N/R	543,720
2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	2,126,280

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1, Tejon Industrial Complex Public Improvements-East, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	$2,169,080
1,055	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,070,181
2,075	Temecula Valley Unified School District Financing Authority, Riverside County, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/40 – BAM Insured	3/25 at 100.00	AA	2,297,398
1,100	Temecula Valley Unified School District, Riverside County, California, Community Facilities District No. 14-1, Special Tax Bonds, Series 2018, 5.000%, 9/01/50	9/25 at 103.00	N/R	1,214,334
400	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Series 2014, 4.250%, 9/01/44	9/24 at 100.00	N/R	408,484
605	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/37	9/25 at 100.00	BBB+	678,344
900	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	983,637
700	Victor Valley Union High School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	744,058
600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A-	695,088
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	363,888
785	5.250%, 9/01/45	9/25 at 100.00	N/R	806,697
3,685	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,084,012
2,805	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016, 5.000%, 9/01/40	9/26 at 100.00	N/R	3,077,562
605	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	664,193
2,155	Western Placer Unified School District, Placer County, California, Certificates of Participation, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (5)	8/27 at 100.00	AA	2,218,465
465	Western Riverside Water and Wastewater Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/44	9/26 at 100.00	BBB+	510,863
500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A+	555,540
1,445	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017, 5.000%, 9/01/47	9/26 at 100.00	N/R	1,575,989
1,995	Woodland, California, Special Tax Bonds, Community Facilities District 2004-1 Spring Lake, Refunding & Capital Projects Series 2016, 4.000%, 9/01/45	9/26 at 100.00	N/R	2,009,943
290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27 (7)	1/19 at 100.00	N/R	153,700
135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	3/19 at 100.00	N/R	135,003
389,025	Total Tax Obligation/Limited			372,467,970

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 10.5%
$ 2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B, 4.000%, 10/01/35 – AGM Insured	10/26 at 100.00	BBB	$2,084,040
4,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2017S-7, 4.000%, 4/01/49 (UB) (5)	4/27 at 100.00	A1	4,143,920
1,125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 13.293%, 4/01/39, 144A (IF) (5)	4/19 at 100.00	AA	1,219,252
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
6,500	5.000%, 12/31/43 (Alternative Minimum Tax)	6/28 at 100.00	BBB+	7,269,600
6,000	4.000%, 12/31/47 (Alternative Minimum Tax)	6/28 at 100.00	BBB+	6,014,220
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	3,503,670
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
6,255	0.000%, 1/15/33	No Opt. Call	Baa3	3,482,409
3,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB-	1,556,760
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	BBB-	2,347,750
1,775	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,942,169
1,030	5.750%, 1/15/46	1/24 at 100.00	A-	1,173,098
9,570	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1, 3.950%, 1/15/53	7/27 at 100.00	Baa3	9,605,218
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
745	6.250%, 10/01/34 (Alternative Minimum Tax)	10/23 at 100.00	BBB	827,732
500	6.125%, 10/01/43 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	A2	571,480
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
250	5.000%, 7/01/36 (Alternative Minimum Tax)	7/28 at 100.00	Baa2	271,185
400	5.000%, 7/01/37 (Alternative Minimum Tax)	7/28 at 100.00	Baa2	432,880
33,890	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2016A, 5.000%, 5/15/42 (Alternative Minimum Tax) (UB) (5)	5/26 at 100.00	A1	37,726,348
	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
15	5.450%, 7/01/20 (Alternative Minimum Tax)	11/18 at 100.00	N/R	15,005
30	5.550%, 7/01/28 (Alternative Minimum Tax)	11/18 at 100.00	N/R	29,729
	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	11/18 at 100.00	N/R	250,203
170	6.500%, 7/01/27 (Alternative Minimum Tax)	11/18 at 100.00	N/R	170,083
1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1032, 12.859%, 5/01/44, 144A (IF) (5)	5/24 at 100.00	A+	1,876,344

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
$ 5,000	5.250%, 1/15/44	1/25 at 100.00	BBB-	$5,474,000
2,000	5.250%, 1/15/49	1/25 at 100.00	BBB-	2,183,660
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
8,250	5.000%, 1/15/44	1/25 at 100.00	BBB	8,989,200
1,650	5.000%, 1/15/50	1/25 at 100.00	BBB	1,791,933
50	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	31,550
	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital Projects, Series 2004:
305	5.125%, 9/01/30 – FGIC Insured	11/18 at 100.00	Baa2	305,027
235	5.250%, 9/01/34 – FGIC Insured	11/18 at 100.00	Baa2	235,026
104,285	Total Transportation			105,523,491
	U.S. Guaranteed – 2.6% (8)
790	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	866,757
85	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	91,844
1,355	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	1,483,075
1,500	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.875%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	Baa1	1,504,875
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2	805,515
1,055	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	1,167,695
	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	536,715
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	1,122,306
1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,131,480
1,320	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	1,466,335
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010:
1,000	5.250%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,062,100
1,000	5.500%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	BBB-	1,066,570

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (8) (continued)
	Guam Government, General Obligation Bonds, 2009 Series A:
$ 1,000	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	$1,059,920
1,500	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,594,290
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
955	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	1,001,155
710	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB	744,314
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
300	7.250%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	346,629
1,550	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	1,801,860
500	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011B, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R	582,020
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
500	5.125%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	A	539,415
650	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	A	703,079
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	530,245
20	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009A, 5.500%, 11/01/19 (ETM)	No Opt. Call	N/R	20,472
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB-	547,760
500	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	A-	551,030
205	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42 (Pre-refunded 10/01/21)	10/21 at 100.00	A3	237,814
250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2	290,413
530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29 (Pre-refunded 3/01/21)	3/21 at 100.00	A-	603,198
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+	762,450
500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	582,050
995	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,212,039
23,710	Total U.S. Guaranteed			26,015,420
	Utilities – 1.4%
4,445	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/40	10/27 at 100.00	BBB	4,815,446
25	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/28	No Opt. Call	A-	30,355

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 700	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 2.980%, 11/15/26 (3-Month LIBOR*67% Reference Rate + 1.430% Spread) (9)	No Opt. Call	A-	$706,706
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B:
1,790	5.000%, 7/01/42 (UB) (5)	1/26 at 100.00	AA	2,049,013
2,240	5.000%, 7/01/45 (UB) (5)	1/26 at 100.00	AA	2,556,154
50	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	BBB+	70,230
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	BBB+	1,404,590
	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
1,000	5.000%, 11/01/29	No Opt. Call	BBB+	1,164,650
720	5.000%, 11/01/33	No Opt. Call	BBB+	853,639
11,970	Total Utilities			13,650,783
	Water and Sewer – 4.6%
750	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Refunding Series 2017A, 5.000%, 5/01/43 – AGM Insured	5/27 at 100.00	AA	841,687
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
200	5.000%, 7/01/37 (Alternative Minimum Tax), 144A	7/22 at 100.00	Baa3	211,444
2,000	5.000%, 11/21/45 (Alternative Minimum Tax), 144A	7/22 at 100.00	Baa3	2,108,560
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
1,975	5.000%, 7/01/37, 144A	11/18 at 100.00	Baa3	1,987,502
6,170	5.000%, 11/21/45, 144A	11/18 at 100.00	Baa3	6,237,191
500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	11/18 at 100.00	N/R	502,995
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33	7/23 at 100.00	A-	541,030
1,000	5.500%, 7/01/43	7/23 at 100.00	A-	1,086,140
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
370	5.000%, 7/01/36	7/26 at 100.00	A-	406,612
500	5.000%, 1/01/46	7/26 at 100.00	A-	544,835
7,565	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/42 (UB) (5)	1/27 at 100.00	AA	8,725,849
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46 (UB)	1/26 at 100.00	Aa2	11,390,200
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (5)	1/27 at 100.00	Aa2	2,059,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 15.995%, 7/01/44, 144A (IF) (5)	7/24 at 100.00	Aa2	$3,259,540
1,500	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	1,727,655
	San Joaquin County, California, Revenue Bonds, CSA County Service Area 31, Refunding Series 2018A:
1,250	5.000%, 8/01/38	8/28 at 100.00	N/R	1,350,300
1,500	5.000%, 8/01/42	8/28 at 100.00	N/R	1,615,275
1,250	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40	10/23 at 100.00	A3	1,471,975
41,030	Total Water and Sewer			46,068,710
$ 1,222,407	Total Municipal Bonds (cost $1,068,759,245)			1,106,086,984

Shares	Description (1)	Value
	COMMON STOCKS – 0.4%
	Airlines – 0.4%
94,060	American Airlines Group Inc., (10)	$ 3,807,549
	Total Common Stocks (cost $2,851,418)	3,807,549

	Total Long-Term Investments (cost $1,071,610,663)	1,109,894,533
	Floating Rate Obligations – (14.0)%	(139,935,000)
	Other Assets Less Liabilities – 3.1% (11)	31,016,026
	Net Assets – 100%	$ 1,000,975,559
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-year Note	Short	(443)	12/19	$(53,136,887)	$(53,277,672)	$(140,785)	$(48,453)

Total payable for variation margin on futures contracts	$(48,453)

Interest Rate Swaps - OTC Cleared
Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$41,000,000	Receive	3-Month LIBOR	2.201%	Semi-Annually	10/05/18	10/05/28	$2,652,079	$705	$2,651,374	$(42,634)
Total payable for variation margin on swaps										$(42,634)

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	On July 1, 2014, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 6.000% to 4.200%.
(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(10)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen California Municipal Bond Fund
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.5%
	Consumer Staples – 5.9%
$ 1,105	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/18 at 100.00	Baa1	$1,115,862
8,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	11/18 at 100.00	CCC	7,999,360
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
2,480	5.600%, 6/01/36	12/18 at 100.00	B2	2,492,127
3,500	5.650%, 6/01/41	12/18 at 100.00	B2	3,514,980
5,000	5.700%, 6/01/46	12/18 at 100.00	B2	5,016,100
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
60	4.250%, 6/01/21	11/18 at 100.00	A	60,390
2,315	5.125%, 6/01/38	11/18 at 100.00	BB	2,330,048
8,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B+	8,348,880
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
1,385	5.000%, 6/01/47	6/22 at 100.00	N/R	1,423,849
5,805	5.250%, 6/01/47	6/22 at 100.00	N/R	6,056,357
30,520	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	31,376,086
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,835	5.375%, 6/01/38	10/18 at 100.00	B-	9,876,602
3,105	5.500%, 6/01/45	10/18 at 100.00	B-	3,118,134
3,700	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	10/18 at 100.00	B2	3,715,651
84,810	Total Consumer Staples			86,444,426
	Education and Civic Organizations – 3.8%
5,000	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/40	4/25 at 100.00	A2	5,576,550
3,915	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA	4,444,974
3,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Refunding Series 2015, 5.000%, 11/01/36	11/25 at 100.00	A2	3,396,060

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney Family Museum, Refunding Series 2016:
$ 250	5.000%, 2/01/30	2/26 at 100.00	A+	$289,992
250	5.000%, 2/01/31	2/26 at 100.00	A+	288,718
1,500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.750%, 8/01/33	8/23 at 100.00	BB-	1,631,280
1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,269,270
	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
810	6.750%, 10/01/28	10/18 at 100.00	N/R	810,664
1,500	7.000%, 10/01/39	10/18 at 100.00	N/R	1,500,840
250	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	250,618
625	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22, 144A	No Opt. Call	N/R	648,937
1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,255,352
5,000	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017, 4.000%, 1/01/48	1/28 at 100.00	AAA	5,266,400
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
410	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	422,702
500	5.000%, 6/01/51, 144A	6/26 at 100.00	N/R	512,210
375	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	359,254
285	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education, Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A	6/25 at 100.00	N/R	296,377
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	800,347
830	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	885,212
5,235	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	5,665,265
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013:
2,000	6.900%, 7/01/43	7/23 at 100.00	BB+	2,188,260
4,040	7.000%, 7/01/48	7/23 at 100.00	BB+	4,444,848
500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	527,085
1,035	California State Public Works Board, Lease Revenue Refunding Bonds, Community College Projects, Series 2004B, 5.500%, 6/01/19	11/18 at 100.00	A+	1,037,981
2,650	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/35	11/25 at 100.00	Aa2	3,059,001

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California State University, Systemwide Revenue Bonds, Series 2016A:
$ 3,445	4.000%, 11/01/38	5/26 at 100.00	Aa2	$3,635,508
2,000	5.000%, 11/01/41	5/26 at 100.00	Aa2	2,282,000
1,700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB-	1,842,732
1,115	San Diego County, California, Limited Revenue Obligations, Sanford Burnham Prebys Medical Discovery Institute, Series 2015A, 5.000%, 11/01/28	11/25 at 100.00	A2	1,274,579
51,370	Total Education and Civic Organizations			55,863,016
	Health Care – 10.8%
2,430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA-	2,735,815
36,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA-	41,201,200
2,290	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA-	2,602,310
10,845	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA-	12,231,208
4,460	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/48	11/27 at 100.00	AA-	5,068,255
500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	3/19 at 100.00	A+	508,750
960	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008G, 5.500%, 7/01/25	11/18 at 100.00	A	962,976
3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	3,090,660
455	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015, 5.000%, 11/15/32	11/25 at 100.00	Aa3	529,784
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	BBB+	1,086,870
915	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/47	8/27 at 100.00	BBB+	1,019,603
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A+	1,060,380
3,940	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	4,369,381
830	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA-	911,216
1,825	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	2,033,707
14,345	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	AA-	14,774,059
6,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital - San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	AA	6,499,620
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	274,655

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$ 1,810	5.250%, 11/01/36	11/26 at 100.00	BBB-	$1,989,823
5,310	5.250%, 11/01/47	11/26 at 100.00	BBB-	5,779,298
5,000	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 5.000%, 8/01/47	2/28 at 100.00	AA	5,634,950
5,295	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB	5,813,116
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
2,400	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	2,594,736
17,650	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	19,056,175
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
1,305	5.000%, 3/01/35	3/26 at 100.00	A+	1,479,831
1,000	5.000%, 3/01/45	3/26 at 100.00	A+	1,114,090
25	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	28,468
	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
100	5.000%, 8/15/46	8/26 at 100.00	A+	112,313
235	5.000%, 8/15/51	8/26 at 100.00	A+	262,192
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	11/18 at 100.00	A	1,003,300
	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A:
125	5.250%, 8/15/19	11/18 at 100.00	AA-	125,330
500	5.500%, 8/15/23	11/18 at 100.00	AA-	501,435
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,235	5.750%, 7/01/30	11/18 at 100.00	CCC	2,123,250
155	5.750%, 7/01/35	11/18 at 100.00	CCC	147,250
2,240	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22	11/18 at 100.00	CCC	2,128,000
3,000	Kaweah Delta Health Care District, California, Revenue Bonds, Series 2015B, 5.000%, 6/01/40	6/25 at 100.00	A3	3,301,950
1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BB	1,382,740
1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB	1,626,104
143,845	Total Health Care			157,164,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.8%
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Senior Series 2014A:
$ 170	5.250%, 8/15/39	8/24 at 100.00	BBB+	$186,029
455	5.250%, 8/15/49	8/24 at 100.00	BBB+	494,590
1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,700,917
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,109,260
3,975	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/18 at 100.00	N/R	3,977,862
1,800	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	1,941,066
1,485	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/19 at 100.00	N/R	1,487,109
900	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	11/18 at 100.00	N/R	900,558
11,365	Total Housing/Multifamily			11,797,391
	Long-Term Care – 0.1%
1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/44	7/25 at 100.00	AA-	1,417,086
560	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2008, 4.500%, 11/15/19	11/18 at 100.00	AA-	561,143
1,835	Total Long-Term Care			1,978,229
	Tax Obligation/General – 20.0%
1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	814,650
4,000	Alum Rock Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2013A, 6.000%, 8/01/39	8/23 at 100.00	Aa3	4,592,640
5,570	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/42 (4)	5/40 at 100.00	Aa3	3,534,499
3,565	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 9/01/32	9/26 at 100.00	AA-	4,173,011
1,205	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA-	1,375,098
28,370	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/33	2/25 at 100.00	AA-	32,435,137
	California State, General Obligation Bonds, Various Purpose Series 2009:
600	5.625%, 4/01/26	4/19 at 100.00	AA-	614,076
5,000	5.500%, 11/01/34	11/19 at 100.00	AA-	5,220,500
4,060	6.000%, 11/01/39	11/19 at 100.00	AA-	4,263,122

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2010:
$ 5,000	5.250%, 3/01/30	3/20 at 100.00	AA-	$5,265,150
10,000	5.500%, 3/01/40	3/20 at 100.00	AA-	10,536,600
4,000	5.250%, 11/01/40	11/20 at 100.00	AA-	4,293,040
2,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA-	2,200,880
	California State, General Obligation Bonds, Various Purpose Series 2013:
5,860	5.000%, 2/01/38	2/23 at 100.00	AA-	6,501,025
1,430	5.000%, 2/01/43	2/23 at 100.00	AA-	1,582,638
	California State, General Obligation Bonds, Various Purpose Series 2014:
15,000	5.000%, 10/01/37	10/24 at 100.00	AA-	17,027,850
2,470	5.000%, 5/01/44	5/24 at 100.00	AA-	2,772,921
	California State, General Obligation Bonds, Various Purpose Series 2015:
5,545	5.000%, 3/01/33	3/25 at 100.00	AA-	6,349,136
3,000	5.000%, 3/01/45	3/25 at 100.00	AA-	3,383,430
3,000	5.000%, 8/01/45	8/25 at 100.00	AA-	3,405,690
5,230	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	AA-	6,039,133
29,915	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	AA-	34,005,278
9,905	Cerritos Community College District, Los Angeles County, California, General Obligation Bonds, Series 2018B, 4.000%, 8/01/43	8/27 at 100.00	AA	10,350,329
2,880	Claremont Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2018, 5.000%, 8/01/48	8/28 at 100.00	Aa2	3,351,571
500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 6.800%, 8/01/39 – AGM Insured	8/27 at 100.00	AA	655,275
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2012:
11,200	0.000%, 8/01/40	No Opt. Call	Aa3	3,663,296
19,700	0.000%, 8/01/41	8/22 at 34.18	Aa3	6,055,386
6,810	Fremont Union High School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2017A, 5.000%, 8/01/44	8/27 at 100.00	AAA	7,960,073
8,000	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46	8/27 at 100.00	Aa2	8,328,480
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	Baa2	364,554
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	Baa2	403,322
305	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A, 6.250%, 8/01/20 – NPFG Insured	No Opt. Call	A+	319,341
30	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	8/19 at 100.00	Aa2	31,044

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 4,855	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2016A, 5.000%, 7/01/40	7/25 at 100.00	AAA	$5,539,846
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
10,770	5.000%, 7/01/37	1/28 at 100.00	AAA	12,682,429
9,800	5.250%, 7/01/42	1/28 at 100.00	AAA	11,668,958
150	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 1/01/34	7/19 at 100.00	Aa2	154,083
100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	113,317
7,000	Manteca Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2014 Series 2017B, 4.000%, 8/01/42	8/27 at 100.00	Aa2	7,309,260
2,745	Palomar Community College District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2017D, 4.000%, 8/01/46	8/27 at 100.00	Aa1	2,864,133
9,440	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (4)	No Opt. Call	A+	9,697,429
3,125	Rosemead School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2013B, 5.850%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	3,583,625
1,935	San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/42	8/27 at 100.00	Aa3	2,284,596
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AAA	2,313,120
3,080	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	AAA	3,581,732
1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010C, 0.000%, 8/01/39 – AGC Insured	8/28 at 100.00	AA	1,284,028
12,060	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/46	No Opt. Call	Aaa	8,222,749
5,580	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2018A, 4.000%, 8/01/47	8/28 at 100.00	AA+	5,864,245
	Tulare Local Health Care District, Tulare County, California, General Obligation Bonds, Series 2009B-1:
500	6.375%, 8/01/25	8/19 at 100.00	Ba3	516,130
1,005	6.500%, 8/01/26	8/19 at 100.00	Ba3	1,037,532
2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (4)	8/26 at 100.00	AA	2,217,240
1,395	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39	8/24 at 100.00	Aa1	1,576,350
645	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A, 5.500%, 8/01/40	8/24 at 100.00	Aa3	746,775
1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	AA-	1,343,232
770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	A+	809,855
1,000	Whittier Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/34	8/19 at 38.81	AA-	380,690

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	$2,484,545
1,700	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/32	8/25 at 100.00	Aa2	1,977,338
293,605	Total Tax Obligation/General			292,121,412
	Tax Obligation/Limited – 18.5%
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31	9/21 at 100.00	N/R	1,087,500
995	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,080,391
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	11/18 at 100.00	N/R	1,654,917
2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	11/18 at 100.00	AA	2,256,097
2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	1,509,405
1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	11/18 at 100.00	AA+	1,964,841
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	2,255,160
	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B:
5,120	5.000%, 10/01/32	10/24 at 100.00	A+	5,861,734
2,600	5.000%, 10/01/33	10/24 at 100.00	A+	2,968,758
3,820	5.000%, 10/01/34	10/24 at 100.00	A+	4,350,254
2,000	5.000%, 10/01/39	10/24 at 100.00	A+	2,258,380
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	3/23 at 100.00	A+	1,115,880
745	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	776,782
	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013:
1,915	5.500%, 9/01/27	9/23 at 100.00	AA-	2,173,257
2,165	5.500%, 9/01/29	9/23 at 100.00	AA-	2,441,860
1,520	5.500%, 9/01/30	9/23 at 100.00	AA-	1,710,593
660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	690,571
1,425	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	8/20 at 100.00	N/R	1,483,012
1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,223,929
1,500	Elk Grove Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	1,674,855

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
$ 38,300	5.000%, 6/01/40	6/25 at 100.00	A+	$42,791,824
7,230	5.000%, 6/01/45	6/25 at 100.00	A+	8,054,654
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,500	5.000%, 11/15/28	11/25 at 100.00	A	8,412,300
6,375	5.000%, 11/15/29	11/25 at 100.00	A	7,124,317
3,725	5.000%, 11/15/39	11/25 at 100.00	A	4,062,634
2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	10/18 at 100.00	BBB	2,075,145
1,660	Highland, California, Special Tax Bonds, Community Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	A-	1,814,596
1,000	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 5.375%, 9/01/33	9/23 at 100.00	N/R	1,092,800
620	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	661,757
740	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 06-1, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	789,299
1,090	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	1,192,035
	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
500	5.000%, 9/01/39	9/24 at 100.00	N/R	539,925
750	5.000%, 9/01/44	9/24 at 100.00	N/R	807,788
150	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/23	No Opt. Call	A+	170,045
790	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	852,197
1,620	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,766,351
	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House - Shea Homes Improvement Area 1, Series 2013:
1,000	6.000%, 9/01/38	9/23 at 100.00	N/R	1,136,550
1,750	6.000%, 9/01/43	9/23 at 100.00	N/R	2,004,642
1,870	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Area Sheriff's Facilities Projects, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	11/18 at 100.00	A	1,873,777
1,120	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Fire Protection Facilities Project, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	11/18 at 100.00	A	1,122,251
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,083,280
1,875	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	AAA	2,177,137

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 15,435	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/40	7/27 at 100.00	AAA	$18,046,293
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A:
15,075	5.000%, 7/01/39	7/27 at 100.00	AA+	17,599,761
9,745	5.000%, 7/01/42	7/27 at 100.00	AA+	11,278,181
175	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	11/18 at 100.00	Aa2	175,581
	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
435	5.000%, 9/01/23	No Opt. Call	N/R	488,749
760	5.000%, 9/01/33 – BAM Insured	9/25 at 100.00	AA	853,153
1,600	5.000%, 9/01/35 – BAM Insured	9/25 at 100.00	AA	1,786,512
115	5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	128,100
1,455	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/28	9/24 at 100.00	BBB	1,627,810
4,055	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A-	4,514,878
	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Subordinated Series 2015-TE:
3,250	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	3,701,002
3,215	5.000%, 9/01/36 – AGM Insured	9/25 at 100.00	AA	3,652,401
260	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	286,988
2,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	11/18 at 102.00	CCC+	2,458,000
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
2,670	5.250%, 9/01/30	9/23 at 100.00	N/R	2,917,963
2,390	5.750%, 9/01/39	9/23 at 100.00	N/R	2,626,156
415	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	458,359
	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014:
1,600	5.000%, 9/01/30	9/24 at 100.00	AA+	1,825,984
2,800	5.000%, 9/01/31	9/24 at 100.00	AA+	3,183,768
2,400	5.000%, 9/01/32	9/24 at 100.00	AA+	2,720,376
780	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	9/18 at 100.00	N/R	789,711
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,244,909
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	113,087

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
$ 1,000	5.000%, 9/01/28	9/25 at 100.00	N/R	$1,126,590
1,000	5.000%, 9/01/29	9/25 at 100.00	N/R	1,117,900
1,000	5.000%, 9/01/30	9/25 at 100.00	N/R	1,113,250
3,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AA	3,995,775
920	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	957,177
270	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	Aa3	280,911
200	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	217,164
12,730	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	AAA	14,572,667
450	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	486,963
1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA	2,119,767
5,255	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	Aa1	5,587,747
2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	AA+	2,385,608
180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	199,910
105	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	106,483
	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A:
500	5.000%, 9/01/35	9/25 at 100.00	BBB+	561,955
395	5.000%, 9/01/37	9/25 at 100.00	BBB+	442,886
	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
50	5.000%, 9/01/40	9/25 at 100.00	N/R	54,809
100	5.000%, 9/01/45	9/25 at 100.00	N/R	109,293
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A+	1,167,902
25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	11/18 at 100.00	Baa2	25,010
	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevelopment Project, Series 2011:
7,600	6.000%, 9/01/33	9/21 at 100.00	AA-	8,491,784
7,920	6.125%, 9/01/37	9/21 at 100.00	AA-	8,868,182

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,540	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/45	11/21 at 100.00	A+	$ 1,709,077
243,080	Total Tax Obligation/Limited			270,320,012
	Transportation – 10.4%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
2,000	5.000%, 10/01/34	10/26 at 100.00	BBB+	2,251,240
2,570	5.000%, 10/01/37	10/26 at 100.00	BBB+	2,871,538
50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2016A, 5.000%, 10/01/25	No Opt. Call	BBB+	57,601
3,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BBB+	4,424,377
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
8,335	5.750%, 1/15/46	1/24 at 100.00	A-	9,492,982
8,415	6.000%, 1/15/53	1/24 at 100.00	A-	9,769,310
4,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	4,162,440
	Long Beach, California, Harbor Revenue Bonds, Series 2015D:
1,000	5.000%, 5/15/33	5/25 at 100.00	AA	1,155,190
2,785	5.000%, 5/15/34	5/25 at 100.00	AA	3,209,796
3,135	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/35 (Alternative Minimum Tax)	5/25 at 100.00	AA	3,536,907
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
250	5.000%, 5/15/32	5/25 at 100.00	AA	287,300
600	5.000%, 5/15/33	5/25 at 100.00	AA	687,534
1,305	5.000%, 5/15/35	5/25 at 100.00	AA	1,489,357
355	5.000%, 5/15/41	5/25 at 100.00	AA	402,361
2,255	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46 (Alternative Minimum Tax)	5/26 at 100.00	AA-	2,503,817
14,205	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2017A, 5.000%, 5/15/47 (Alternative Minimum Tax)	5/27 at 100.00	AA-	15,914,004
6,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (Alternative Minimum Tax)	5/28 at 100.00	AA-	6,808,140
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C:
15,380	5.000%, 5/15/38 (Alternative Minimum Tax)	11/27 at 100.00	AA-	17,438,305
11,080	5.000%, 5/15/44 (Alternative Minimum Tax)	11/27 at 100.00	AA-	12,506,550

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
$ 150	5.450%, 7/01/20 (Alternative Minimum Tax)	11/18 at 100.00	N/R	$150,052
125	5.550%, 7/01/28 (Alternative Minimum Tax)	11/18 at 100.00	N/R	123,871
	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A:
3,500	5.750%, 6/01/44	6/23 at 100.00	BBB	3,878,000
8,250	5.750%, 6/01/48	6/23 at 100.00	BBB	9,125,737
6,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A+	7,316,790
9,990	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/41 (Alternative Minimum Tax)	5/26 at 100.00	A+	11,101,687
14,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (Alternative Minimum Tax)	5/27 at 100.00	A+	16,191,715
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	A+	5,687,700
135,515	Total Transportation			152,544,301
	U.S. Guaranteed – 10.3% (5)
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A:
1,810	7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	2,041,861
2,000	7.250%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R	2,268,320
2,665	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2011A, 0.000%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 36.61	AA-	925,208
1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34 (Pre-refunded 4/01/20)	4/20 at 100.00	A	1,060,460
2,025	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010B, 5.750%, 11/15/31 (Pre-refunded 11/15/20)	11/20 at 100.00	AA	2,210,976
200	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Refunding Series 2008A, 5.000%, 10/01/22 (Pre-refunded 10/01/18)	10/18 at 100.00	AA	200,524
2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	AA-	2,172,620
2,010	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39 (Pre-refunded 2/01/19)	2/19 at 100.00	A-	2,043,748
1,410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	1,523,533
500	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.625%, 10/01/23 (Pre-refunded 10/01/18)	10/18 at 100.00	Baa1	501,535
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	1,073,430
1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	A3	1,617,510
2,000	California Municipal Finance Authority, Senior Living Revenue Bonds, Pilgrim Place at Claremont, Series 2009A, 6.125%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	AA-	2,064,740

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 695	California State Public Works Board, Lease Revenue Bonds, California State University, J. Paul Leonard & Sutro Library, Series 2009J, 5.500%, 11/01/26 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	$727,533
	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2012D:
3,000	5.000%, 9/01/33 (Pre-refunded 9/01/22)	9/22 at 100.00	Aaa	3,380,250
4,000	5.000%, 9/01/34 (Pre-refunded 9/01/22)	9/22 at 100.00	Aaa	4,507,000
1,000	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	1,025,280
1,250	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Series 2009E, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	1,275,912
2,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)	10/19 at 100.00	Aaa	2,615,575
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	2,113,620
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	3,202,170
2,000	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R	2,231,420
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	2,105,837
855	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.625%, 8/01/33 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	887,139
1,000	College of the Sequoias Visalia Area Improvement District 2, Tulare County, California, General Obligation Bonds, Sequoias Community College District, Election 2008 Series 2009A, 5.250%, 8/01/29 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	1,034,230
1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 52.75	AA+	870,795
1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	1,076,210
950	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.500%, 8/01/31 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2	984,646
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
285	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	298,774
215	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB	225,391
470	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	487,141
265	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	N/R	266,179
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A:
2,080	5.750%, 6/01/26 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R	2,145,749
1,665	5.750%, 6/01/26 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+	1,718,896

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
$ 2,040	5.250%, 1/01/27 (Pre-refunded 1/01/21)	1/21 at 100.00	A	$2,206,586
515	5.125%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	A	555,597
1,260	5.200%, 1/01/34 (Pre-refunded 1/01/21)	1/21 at 100.00	A	1,361,468
4,125	5.250%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	A	4,461,847
275	5.250%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A	297,457
4,580	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	A	4,954,003
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
625	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	710,913
5,455	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	6,281,978
10,000	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election of 2005, Series 2011, 0.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 24.49	Aaa	2,325,300
1,000	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 6.000%, 3/01/36 (Pre-refunded 3/01/20)	3/20 at 100.00	A+	1,066,620
805	Oakdale Irrigation District, California, Certificates of Participation, Water Facilities Project, Series 2009, 5.500%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	AA	834,358
7,600	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	8,059,724
3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB-	3,971,260
4,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California, General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2011, 0.000%, 9/01/38 (Pre-refunded 9/01/21) – AGM Insured	9/21 at 27.77	AA	1,051,680
1,045	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A-	1,168,153
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E:
2,950	6.250%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	A-	3,236,091
480	6.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	A-	528,989
6,470	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.250%, 6/01/39 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+	7,492,131
	Rowland Water District, California, Certificates of Participation, Recycled Water Project, Series 2008:
565	5.750%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	A+	570,797
480	5.750%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	A+	484,925
500	6.250%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	A+	505,720
2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 0.000%, 7/01/33 (Pre-refunded 7/01/24) (4)	7/24 at 100.00	Aa2	2,314,740
525	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.375%, 8/01/32 (Pre-refunded 8/01/19)	8/19 at 100.00	A-	548,510
1,185	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A-	1,331,430

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$ 80	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	$90,356
105	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	118,592
3,500	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35 (Pre-refunded 8/01/20)	8/20 at 100.00	AA	3,763,340
1,000	San Lorenzo Unified School District, Alameda County, California, General Obligation Bonds, Election of 2008 Series 2011B, 6.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A+	1,123,200
	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Project Area, Series 2009A:
1,860	6.625%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	1,953,595
2,805	7.000%, 9/01/36 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	2,956,442
3,500	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 6.500%, 8/01/26 (Pre-refunded 2/01/21)	2/21 at 100.00	A	3,907,470
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+	571,430
1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25 (Pre-refunded 3/01/21)	3/21 at 100.00	A-	1,386,737
240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+	275,614
	University of California, General Revenue Bonds, Series 2009O:
925	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R	949,698
1,620	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R	1,663,254
3,145	5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	AA	3,230,104
3,040	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+	3,378,170
1,555	Victor Valley Community College District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2009A, 5.000%, 8/01/31 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2	1,605,460
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
10,710	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	11,277,630
2,395	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	2,508,283
320	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	364,678
152,695	Total U.S. Guaranteed			150,328,542
	Utilities – 3.4%
1,710	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	11/18 at 100.00	N/R	1,709,846
1,985	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014D, 5.000%, 7/01/44	7/24 at 100.00	AA	2,235,070

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A:
$ 3,300	5.000%, 7/01/40	1/26 at 100.00	AA	$3,782,196
6,445	5.000%, 7/01/46	1/26 at 100.00	AA	7,340,984
4,165	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	AA	4,803,411
8,870	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/42	1/27 at 100.00	AA	10,231,102
17,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/42	7/27 at 100.00	AA	19,746,350
43,475	Total Utilities			49,848,959
	Water and Sewer – 14.5%
2,400	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Refunding Series 2016AW, 5.000%, 12/01/35	12/26 at 100.00	AAA	2,824,608
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
5,000	5.000%, 7/01/37 (Alternative Minimum Tax), 144A	7/22 at 100.00	Baa3	5,286,100
5,060	5.000%, 11/21/45 (Alternative Minimum Tax), 144A	7/22 at 100.00	Baa3	5,334,657
1,975	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45, 144A	11/18 at 100.00	Baa3	1,996,508
355	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	11/18 at 100.00	AA	355,998
650	Compton, California, Sewer Revenue Bonds, Series 1998 Refunding, 5.375%, 9/01/23 – NPFG Insured	11/18 at 100.00	Baa2	651,605
22,980	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45	6/27 at 100.00	AAA	26,642,323
5,695	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/37	6/25 at 100.00	AAA	6,553,692
13,740	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2015C, 4.000%, 6/01/45	6/25 at 100.00	AAA	14,341,675
1,500	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2015B, 5.000%, 7/01/40	7/25 at 100.00	AA+	1,726,710
3,495	Eastern Municipal Water District, California, Water and Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/42	7/26 at 100.00	AA+	4,002,579
6,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	6,915,840
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B:
3,460	5.000%, 7/01/33	1/26 at 100.00	AA+	4,030,346
4,955	5.000%, 7/01/35	1/26 at 100.00	AA+	5,743,043

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
$ 14,545	5.000%, 7/01/41	1/27 at 100.00	AA+	$16,788,566
35,045	5.000%, 7/01/44	1/27 at 100.00	AA+	40,366,583
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	5,867,100
7,790	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/43	1/28 at 100.00	AA+	9,069,118
10,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	11,355,300
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A:
5,000	5.000%, 6/01/31	6/25 at 100.00	AA+	5,824,550
5,000	5.000%, 6/01/32	6/25 at 100.00	AA+	5,811,000
2,600	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,920,840
1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA	1,039,770
3,460	Public Utilities Commission of the City and County of San Francisco, California, Wastewater Revenue Bonds, Series 2018B, 5.000%, 10/01/43	4/28 at 100.00	AA	4,025,745
1,950	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 5/15/35	5/26 at 100.00	AA+	2,275,864
7,330	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32	8/26 at 100.00	Aa3	8,625,504
5,245	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Refunding Series 2016A, 5.000%, 11/01/35	11/26 at 100.00	AA-	6,135,129
4,510	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/41	12/25 at 100.00	Aa1	5,194,167
185,740	Total Water and Sewer			211,704,920

$ 1,347,335	Total Long-Term Investments (cost $1,382,129,781)			1,440,116,008
	Borrowings – (0.3)% (6)			(4,500,000)
	Other Assets Less Liabilities – 1.8%			26,865,389
	Net Assets – 100%			$ 1,462,481,397
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Borrowings as a percentage of Total Investments is 0.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
See accompanying notes to financial statements.

Nuveen California Intermediate Municipal Bond Fund
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.1%
	MUNICIPAL BONDS – 95.1%
	Consumer Staples – 5.8%
$ 445	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/30	6/28 at 100.00	BBB	$ 515,181
	Education and Civic Organizations – 9.8%
150	California Educational Facilities Authority, Revenue Bonds, Art Center College of Design, Series 2018A, 5.000%, 12/01/28	No Opt. Call	Baa1	179,046
15	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/27	4/25 at 100.00	A2	17,348
150	California Health Facilities Financing Authority, Revenue Bonds, Los Angeles BioMedical, Series 2018, 5.000%, 9/01/28	No Opt. Call	Baa2	176,862
175	California Infrastructure and Economic Development Bank, Revenue Bonds, Salvation Army Western Territory, Refunding Series 2016, 5.000%, 9/01/27	9/26 at 100.00	A1	206,922
150	California Municipal Finance Authority, Revenue Bonds, California Lutheran University, Series 2018, 5.000%, 10/01/28	No Opt. Call	Baa1	177,340
100	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/21	No Opt. Call	BBB	106,881
740	Total Education and Civic Organizations			864,399
	Health Care – 17.1%
150	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/26	No Opt. Call	AA	177,766
175	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Refunding Series 2017A, 5.000%, 11/15/28	11/27 at 100.00	AA	210,892
100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Baa2	114,813
60	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015, 5.000%, 11/01/22	No Opt. Call	BBB-	65,290
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.000%, 11/01/25	No Opt. Call	BBB-	112,106
100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/23	No Opt. Call	BBB-	110,406
125	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/25	No Opt. Call	A-	141,588
100	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/28, 144A	6/26 at 100.00	BB	111,450
50	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.000%, 12/01/28, 144A	6/28 at 100.00	BB	56,362
200	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	227,742
70	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.750%, 7/01/24	11/18 at 100.00	CCC	66,500

Nuveen California Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 100	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/29	1/28 at 100.00	BBB+	$ 113,714
1,330	Total Health Care			1,508,629
	Tax Obligation/General – 10.3%
150	California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 5.000%, 8/01/26	No Opt. Call	AA-	180,321
200	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/28	1/28 at 100.00	AAA	246,770
150	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	AAA	184,453
100	Los Rios Community College District, Sacramento County, California, General Obligation Bonds, Refunding Series 2017, 5.000%, 8/01/29	8/27 at 100.00	AA	120,645
150	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Measure Q Election 2012, Series 2017E, 5.000%, 8/01/28	8/27 at 100.00	AAA	180,168
750	Total Tax Obligation/General			912,357
	Tax Obligation/Limited – 17.9%
75	City of Dublin, California, Community Facilities District No. 2015-1, Dublin Crossing, Improvement Area No. 1, Special Tax Bonds, Series 2017, 5.000%, 9/01/27	No Opt. Call	N/R	82,928
100	Indian Wells Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Subordinate Series 2015A, 5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	113,718
50	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	56,397
100	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/23	No Opt. Call	A+	113,363
150	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2017, 5.000%, 9/01/26	No Opt. Call	N/R	170,372
100	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2017A, 5.000%, 9/01/24	No Opt. Call	AA	117,532
200	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2016A, 5.000%, 9/01/25	No Opt. Call	AA	239,096
100	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/26	8/24 at 100.00	N/R	112,533
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/26	No Opt. Call	A	77,256
25	San Mateo Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2015A, 5.000%, 8/01/27	8/25 at 100.00	A	28,532
100	Santee Community Development Commission Successor Agency, California, Tax Allocation Bonds, Santee Community Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/26 – BAM Insured	No Opt. Call	AA	118,777
100	Saugus/Hart School Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2016, 5.000%, 9/01/26	3/26 at 100.00	N/R	113,828

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 200	Stockton Redevelopment Agency, California, Tax Allocation Bonds, Refunding Series 2016A, 5.000%, 9/01/26 – AGM Insured	No Opt. Call	AA	$ 235,688
1,365	Total Tax Obligation/Limited			1,580,020
	Transportation – 9.0%
100	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2016A, 5.000%, 10/01/25	No Opt. Call	BBB+	115,202
235	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/28 (Alternative Minimum Tax)	No Opt. Call	AA-	278,400
250	Port of Oakland, California, Revenue Bonds, Refunding Intermediate Lien Series 2017D, 5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A	282,502
100	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/26 (Alternative Minimum Tax)	No Opt. Call	A	115,941
685	Total Transportation			792,045
	U.S. Guaranteed – 11.0% (4)
200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2008C, 6.250%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	AA-	200,710
200	California State University, Systemwide Revenue Bonds, Series 2009A, 5.250%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2	205,110
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
100	5.250%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	A	108,166
30	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A	32,280
200	Ohlone Community College District, Alameda County, California, General Obligation Bonds, Election 2010 Series 2011A-1, 5.250%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	Aa1	220,702
200	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Refunding Series 2009A, 5.125%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA-	208,506
930	Total U.S. Guaranteed			975,474
	Utilities – 0.9%
40	Banning Financing Authority, California, Revenue Bonds, Electric System Project, Refunding Series 2015, 5.000%, 6/01/27 – AGM Insured	6/25 at 100.00	AA	46,165
30	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/23	No Opt. Call	A+	33,069
70	Total Utilities			79,234
	Water and Sewer – 13.3%
200	California Infrastructure and Economic Development Bank. Clean Water State Revolving Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/28	4/28 at 100.00	AAA	245,384
100	Central Basin Municipal Water District, California, Revenue Bonds, Refunding Series 2016A, 5.000%, 8/01/24 – AGM Insured	No Opt. Call	AA	116,146
150	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/27	No Opt. Call	AA	184,157
150	Public Utilities Commission of the City and County of San Francisco, California, Wastewater Revenue Bonds, Series 2018B, 5.000%, 10/01/28	4/28 at 100.00	AA	184,617
150	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Refunding Green Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	AA-	183,399

Nuveen California Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2018
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 220	Santa Clara Valley Water District, California, Certificates of Participation, Refunding & Improvement Series 2017A, 5.000%, 2/01/27	2/26 at 100.00	Aa1	$ 260,724
970	Total Water and Sewer			1,174,427

$ 7,285	Total Long-Term Investments (cost $8,385,140)			8,401,766

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.2%
	MUNICIPAL BONDS – 3.2%
	Health Care – 2.1%
$ 85	California Health Facilities Financing Authority, Series 1998B, Variable Rate Demand Obligations, 1.300%, 9/01/28 (5)	11/18 at 100.00	A-1+	$85,000
100	California Statewide Communities Development Authority, Series 2008A, Variable Rate Demand Obligations, 1.300%, 8/15/47 (5)	10/18 at 100.00	VMIG-1	100,000
185	Total Health Care			185,000
	Tax Obligation/Limited – 1.1%
100	City of Irvine, California, Series 2004, Variable Rate Demand Obligations, 1.300%, 9/02/29,144A (5)	12/18 at 100.00	VMIG-1	100,056
$ 285	Total Short-Term Investments (cost $285,056)			285,056
	Total Investments (cost $8,670,196) – 98.3%			8,686,822
	Other Assets Less Liabilities – 1.7%			150,353
	Net Assets – 100%			$ 8,837,175
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2018
(Unaudited)
	California High Yield	California	California Intermediate
Assets
Long-term investments, at value (cost $1,071,610,663, $1,382,129,781 and $8,385,140, respectively)	$1,109,894,533	$1,440,116,008	$8,401,766
Short-term investments, at value (cost approximates value)	—	—	285,056
Cash	1,009,211	244,900	—
Cash collateral at brokers for investments in futures contracts(1)	481,000	—	—
Cash collateral at brokers for investments in swaps(1)	1,721,452	—	—
Interest rate swaps premiums paid	705	—	—
Receivable for:
Interest	14,276,907	17,441,985	93,813
Investments sold	13,980,329	11,456,550	190,000
From Adviser	—	—	2,118
Shares sold	2,665,914	2,441,667	19,975
Other assets	53,893	115,950	5,659
Total assets	1,144,083,944	1,471,817,060	8,998,387
Liabilities
Borrowings	—	4,500,000	—
Cash overdraft	—	—	121,678
Floating rate obligations	139,935,000	—	—
Payable for:
Dividends	446,753	921,929	7,476
Shares redeemed	1,672,227	2,702,507	3,126
Variation margin on futures contracts	48,453	—	—
Variation margin on swap contracts	42,634	—	—
Accrued expenses:
Custodian fees	83,389	80,973	9,642
Management fees	447,960	591,151	—
Professional fees	32,098	41,258	13,331
Trustees fees	38,434	117,586	29
12b-1 distribution and service fees	155,053	160,117	305
Other	206,384	220,142	5,625
Total liabilities	143,108,385	9,335,663	161,212
Net assets	$1,000,975,559	$1,462,481,397	$8,837,175

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	California High Yield	California	California Intermediate
Class A Shares
Net assets	$ 440,462,662	$ 487,035,703	$1,316,392
Shares outstanding	45,697,279	44,088,296	132,376
Net asset value ("NAV") per share	$ 9.64	$ 11.05	$ 9.94
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 4.20% and 3.00%, respectively, of offering price)	$ 10.06	$ 11.53	$ 10.25
Class C Shares
Net assets	$ 71,699,163	$ 70,156,419	$ 96,228
Shares outstanding	7,443,975	6,376,132	9,690
NAV and offering price per share	$ 9.63	$ 11.00	$ 9.93
Class C2 Shares
Net assets	$ 32,074,716	$ 27,444,962	$ —
Shares outstanding	3,331,703	2,489,666	—
NAV and offering price per share	$ 9.63	$ 11.02	$ —
Class I Shares
Net assets	$ 456,739,018	$ 877,844,313	$7,424,555
Shares outstanding	47,429,363	79,392,413	746,258
NAV and offering price per share	$ 9.63	$ 11.06	$ 9.95
Net assets consist of:
Capital paid-in	$ 970,403,042	$1,414,887,056	$8,853,626
Undistributed (Over-distribution of) net investment income	2,520,875	964,768	10,605
Accumulated net realized gain (loss)	(12,742,817)	(11,356,654)	(43,682)
Net unrealized appreciation (depreciation)	40,794,459	57,986,227	16,626
Net assets	$1,000,975,559	$1,462,481,397	$8,837,175
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2018
(Unaudited)
	California High Yield	California	California Intermediate
Investment Income	$24,628,914	$28,214,680	$ 89,671
Expenses
Management fees	2,576,856	3,450,664	19,363
12b-1 service fees - Class A Shares	421,671	479,507	1,362
12b-1 distibution and service fees - Class C Shares	357,716	368,174	748
12b-1 distibution and service fees - Class C2 Shares	132,847	137,748	—
Shareholder servicing agent fees	210,714	256,927	1,957
Interest expense	1,462,444	82,077	20
Custodian fees	84,461	87,449	11,659
Trustees fees	13,632	20,664	104
Professional fees	32,136	36,166	13,319
Shareholder reporting expenses	35,144	44,613	4,341
Federal and state registration fees	25,062	13,469	5,986
Other	26,608	28,238	2,887
Total expenses before fee waiver/expense reimbursement	5,379,291	5,005,696	61,746
Fee waiver/expense reimbursement	—	—	(38,291)
Net expenses	5,379,291	5,005,696	23,455
Net investment income (loss)	19,249,623	23,208,984	66,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,525,266	1,387,291	4,410
Futures contracts	(53,259)	—	—
Swaps	13,450	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(56,707)	2,085,816	42,704
Futures contracts	(231,266)	—	—
Swaps	13,503	—	—
Net realized and unrealized gain (loss)	4,210,987	3,473,107	47,114
Net increase (decrease) in net assets from operations	$23,460,610	$26,682,091	$113,330
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	California High Yield		California		California Intermediate
	Six Months Ended 8/31/18	Year Ended 2/28/18	Six Months Ended 8/31/18	Year Ended 2/28/18	Six Months Ended 8/31/18	Year Ended 2/28/18
Operations
Net investment income (loss)	$ 19,249,623	$ 35,530,039	$ 23,208,984	$ 43,937,395	$ 66,216	$ 105,753
Net realized gain (loss) from:
Investments	4,525,266	2,046,748	1,387,291	6,915,210	4,410	(30,335)
Futures contracts	(53,259)	1,713,021	—	—	—	—
Swaps	13,450	3,657,036	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(56,707)	12,699,630	2,085,816	(7,453,892)	42,704	61,321
Futures contracts	(231,266)	90,481	—	—	—	—
Swaps	13,503	(3,043,379)	—	—	—	—
Net increase (decrease) in net assets from operations	23,460,610	52,693,576	26,682,091	43,398,713	113,330	136,739
Distributions to Shareholders
From net investment income:
Class A Shares	(7,933,413)	(15,195,620)	(7,740,405)	(13,826,335)	(11,030)	(13,326)
Class C Shares	(1,061,037)	(2,147,565)	(895,067)	(1,977,309)	(628)	(975)
Class C2 Shares	(569,186)	(1,288,387)	(483,807)	(1,195,386)	—	—
Class I Shares	(8,660,097)	(15,635,716)	(14,461,558)	(25,845,858)	(54,791)	(82,615)
Decrease in net assets from distributions to shareholders	(18,223,733)	(34,267,288)	(23,580,837)	(42,844,888)	(66,449)	(96,916)
Fund Share Transactions
Proceeds from sale of shares	173,881,979	388,856,820	226,530,885	445,613,479	2,016,813	1,956,810
Proceeds from shares issued to shareholders due to reinvestment of distributions	15,635,262	29,574,586	18,231,899	33,335,491	21,590	16,431
	189,517,241	418,431,406	244,762,784	478,948,970	2,038,403	1,973,241
Cost of shares redeemed	(135,627,659)	(313,183,308)	(180,238,600)	(358,149,458)	(225,347)	(284,486)
Net increase (decrease) in net assets from Fund share transactions	53,889,582	105,248,098	64,524,184	120,799,512	1,813,056	1,688,755
Net increase (decrease) in net assets	59,126,459	123,674,386	67,625,438	121,353,337	1,859,937	1,728,578
Net assets at the beginning of period	941,849,100	818,174,714	1,394,855,959	1,273,502,622	6,977,238	5,248,660
Net assets at the end of period	$1,000,975,559	$ 941,849,100	$1,462,481,397	$1,394,855,959	$8,837,175	$6,977,238
Undistributed (Over-distribution of) net investment income at the end of period	$ 2,520,875	$ 1,494,985	$ 964,768	$ 1,336,621	$ 10,605	$ 10,838
See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2018
(Unaudited)
California High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ 23,460,610
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(110,591,876)
Proceeds from sales and maturities of investments	69,667,467
Premiums received (paid) for interest rate swaps	36
Amortization (Accretion) of premiums and discounts, net	283,285
(Increase) Decrease in:
Receivable for interest	(361,983)
Receivable for investments sold	(11,732,771)
Other assets	2,418
Increase (Decrease) in:
Payable for variation margin on futures contracts	(64,297)
Payable for variation margin on swap contracts	(111,213)
Accrued custodian fees	83,389
Accrued management fees	59,751
Accrued professional fees	32,098
Accrued Trustees fees	955
Accrued 12b-1 distribution and service fees	15,855
Accrued other expenses	(88,023)
Net realized (gain) loss from investments	(4,525,266)
Change in net unrealized (appreciation) depreciation of investments	56,707
Net cash provided by (used in) operating activities	(33,812,858)
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	(2,371,607)
Floating rate obligations	2,965,000
Cash distributions paid to common shareholders	(2,563,363)
Proceeds from sale of shares	173,178,028
Cost of shares redeemed	(136,855,312)
Net cash provided by (used in) financing activities	34,352,746
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	539,888
Cash and cash collateral at brokers at the beginning of period	2,671,775
Cash and cash collateral at brokers at the end of period	3,211,663
Supplemental Disclosure of Cash Flow Information	California High Yield
Cash paid for interest (excluding amortization of offering costs)	$ 1,339,965
Non-cash financing activities not included herein consists of reinvestments of share distributions	15,635,262
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
California High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A( 03/06)
2019(f)	$9.58	$0.19	$ 0.05	$ 0.24	$(0.18)	$ —	$(0.18)	$9.64
2018	9.35	0.39	0.21	0.60	(0.37)	—	(0.37)	9.58
2017	9.70	0.38	(0.35)	0.03	(0.38)	—	(0.38)	9.35
2016	9.59	0.42	0.10	0.52	(0.41)	—	(0.41)	9.70
2015	8.74	0.42	0.85	1.27	(0.42)	—	(0.42)	9.59
2014	9.25	0.44	(0.52)	(0.08)	(0.43)	—	(0.43)	8.74
Class C( 02/14)
2019(f)	9.58	0.15	0.04	0.19	(0.14)	—	(0.14)	9.63
2018	9.35	0.31	0.21	0.52	(0.29)	—	(0.29)	9.58
2017	9.69	0.30	(0.34)	(0.04)	(0.30)	—	(0.30)	9.35
2016	9.58	0.34	0.10	0.44	(0.33)	—	(0.33)	9.69
2015	8.73	0.34	0.86	1.20	(0.35)	—	(0.35)	9.58
2014(g)	8.59	0.01	0.15	0.16	(0.02)	—	(0.02)	8.73
Class C2( 03/06)(h)
2019(f)	9.57	0.17	0.05	0.22	(0.16)	—	(0.16)	9.63
2018	9.34	0.33	0.22	0.55	(0.32)	—	(0.32)	9.57
2017	9.69	0.32	(0.34)	(0.02)	(0.33)	—	(0.33)	9.34
2016	9.57	0.37	0.11	0.48	(0.36)	—	(0.36)	9.69
2015	8.73	0.37	0.85	1.22	(0.38)	—	(0.38)	9.57
2014	9.24	0.39	(0.52)	(0.13)	(0.38)	—	(0.38)	8.73
Class I( 03/06)
2019(f)	9.57	0.20	0.05	0.25	(0.19)	—	(0.19)	9.63
2018	9.34	0.40	0.22	0.62	(0.39)	—	(0.39)	9.57
2017	9.69	0.39	(0.34)	0.05	(0.40)	—	(0.40)	9.34
2016	9.57	0.43	0.12	0.55	(0.43)	—	(0.43)	9.69
2015	8.72	0.44	0.85	1.29	(0.44)	—	(0.44)	9.57
2014	9.24	0.46	(0.54)	(0.08)	(0.44)	—	(0.44)	8.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.55%	$440,463	1.12%*	0.82%*	3.97%*	6%
6.46	402,777	1.01	0.81	4.00	5
0.25	413,223	0.93	0.84	3.85	22
5.59	384,498	0.85	0.85	4.36	9
14.83	294,922	0.85	0.85	4.56	10
(0.69)	173,753	0.87	0.87	5.09	36

2.03	71,699	1.92*	1.62*	3.17*	6
5.61	71,740	1.85	1.65	3.17	5
(0.44)	68,189	1.73	1.64	3.08	22
4.75	48,447	1.65	1.65	3.52	9
13.96	21,791	1.64	1.64	3.65	10
1.85	249	1.75*	1.75*	3.30*	36

2.27	32,075	1.67*	1.37*	3.41*	6
5.87	37,003	1.60	1.40	3.43	5
(0.30)	41,673	1.48	1.39	3.32	22
5.12	49,296	1.41	1.41	3.84	9
14.14	52,873	1.40	1.40	4.05	10
(1.25)	55,083	1.43	1.43	4.58	36

2.65	456,739	0.92*	0.62*	4.17*	6
6.66	430,330	0.85	0.65	4.16	5
0.44	295,089	0.73	0.64	4.04	22
5.91	301,832	0.65	0.65	4.56	9
15.08	233,408	0.65	0.65	4.75	10
(0.60)	97,202	0.67	0.67	5.32	36
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2018.
(g)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
California
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A( 09/94)
2019(f)	$11.02	$0.18	$ 0.03	$ 0.21	$(0.18)	$ —	$(0.18)	$11.05
2018	11.00	0.37	0.01	0.38	(0.36)	—	(0.36)	11.02
2017	11.32	0.36	(0.31)	0.05	(0.37)	—	(0.37)	11.00
2016	11.17	0.40	0.17	0.57	(0.42)	—	(0.42)	11.32
2015	10.55	0.44	0.62	1.06	(0.44)	—	(0.44)	11.17
2014	10.97	0.44	(0.42)	0.02	(0.44)	—	(0.44)	10.55
Class C( 02/14)
2019(f)	10.98	0.13	0.03	0.16	(0.14)	—	(0.14)	11.00
2018	10.96	0.28	0.01	0.29	(0.27)	—	(0.27)	10.98
2017	11.27	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	10.96
2016	11.13	0.31	0.16	0.47	(0.33)	—	(0.33)	11.27
2015	10.52	0.35	0.61	0.96	(0.35)	—	(0.35)	11.13
2014(g)	10.41	0.01	0.12	0.13	(0.02)	—	(0.02)	10.52
Class C2( 09/94)(h)
2019(f)	11.00	0.14	0.03	0.17	(0.15)	—	(0.15)	11.02
2018	10.97	0.31	0.01	0.32	(0.29)	—	(0.29)	11.00
2017	11.29	0.29	(0.31)	(0.02)	(0.30)	—	(0.30)	10.97
2016	11.14	0.34	0.16	0.50	(0.35)	—	(0.35)	11.29
2015	10.52	0.38	0.62	1.00	(0.38)	—	(0.38)	11.14
2014	10.94	0.38	(0.42)	(0.04)	(0.38)	—	(0.38)	10.52
Class I( 07/86)
2019(f)	11.03	0.19	0.03	0.22	(0.19)	—	(0.19)	11.06
2018	11.01	0.39	0.01	0.40	(0.38)	—	(0.38)	11.03
2017	11.32	0.38	(0.31)	0.07	(0.38)	—	(0.38)	11.01
2016	11.17	0.42	0.17	0.59	(0.44)	—	(0.44)	11.32
2015	10.55	0.47	0.61	1.08	(0.46)	—	(0.46)	11.17
2014	10.96	0.46	(0.41)	0.05	(0.46)	—	(0.46)	10.55

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.92%	$487,036	0.76%*	0.75%*	3.15%*	25%
3.46	460,166	0.75	0.74	3.28	16
0.36	441,928	0.75	0.75	3.16	33
5.21	381,175	0.76	0.76	3.60	22
10.20	304,490	0.78	0.78	4.07	14
0.29	268,136	0.80	0.80	4.24	41

1.42	70,156	1.56*	1.55*	2.35*	25
2.64	75,799	1.55	1.55	2.48	16
(0.38)	84,321	1.55	1.55	2.33	33
4.29	49,383	1.56	1.56	2.76	22
9.26	16,841	1.57	1.57	3.15	14
1.24	309	1.62*	1.62*	2.93*	41

1.52	27,445	1.30*	1.29*	2.60*	25
2.95	41,122	1.30	1.30	2.74	16
(0.22)	51,119	1.30	1.30	2.60	33
4.60	56,346	1.31	1.31	3.06	22
9.61	59,361	1.33	1.33	3.54	14
(0.28)	62,495	1.34	1.34	3.68	41

2.00	877,844	0.56*	0.55*	3.35*	25
3.62	817,770	0.55	0.55	3.48	16
0.61	696,134	0.55	0.55	3.35	33
5.38	634,702	0.56	0.56	3.80	22
10.38	444,064	0.58	0.58	4.28	14
0.55	313,773	0.59	0.59	4.43	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2018.
(g)	For the period February 10, 2014 (commencement of operations) through February 28, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
California Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/16)
2019(f)	$ 9.88	$0.08	$ 0.06	$ 0.14	$(0.08)	$ —	$(0.08)	$9.94
2018	9.78	0.16	0.08	0.24	(0.14)	—	(0.14)	9.88
2017(g)	10.00	0.06	(0.24)	(0.18)	(0.04)	—	(0.04)	9.78
Class C (10/16)
2019(f)	9.86	0.04	0.07	0.11	(0.04)	—	(0.04)	9.93
2018	9.76	0.08	0.09	0.17	(0.07)	—	(0.07)	9.86
2017(g)	10.00	0.02	(0.24)	(0.22)	(0.02)	—	(0.02)	9.76
Class I (10/16)
2019(f)	9.88	0.09	0.07	0.16	(0.09)	—	(0.09)	9.95
2018	9.78	0.18	0.08	0.26	(0.16)	—	(0.16)	9.88
2017(g)	10.00	0.05	(0.22)	(0.17)	(0.05)	—	(0.05)	9.78

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.43%	$1,316	1.77%*	1.77%*	0.60%*	0.76%*	0.76%*	1.61%*	7%
2.48	1,242	2.05	2.05	0.28	0.77	0.76	1.57	14
(1.75)	300	2.60*	2.60*	(0.27)*	0.76*	0.76*	1.57*	19

1.14	96	2.59*	2.59*	(0.20)*	1.56*	1.56*	0.83*	7
1.90	234	2.85	2.85	(0.51)	1.56	1.56	0.78	14
(2.42)	70	3.28*	3.28*	(1.18)*	1.56*	1.56*	0.55*	19

1.63	7,425	1.57*	1.57*	0.79*	0.56*	0.56*	1.79*	7
2.67	5,502	1.85	1.85	0.48	0.57	0.57	1.77	14
(1.69)	4,879	2.46*	2.46*	(0.39)*	0.56*	0.56*	1.51*	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2018.
(g)	For the period October 19, 2016 (commencement of operations) through February 28, 2017.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”), and Nuveen California Intermediate Municipal Bond Fund ("California Intermediate") (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California was organized as a series of a predecessor trust prior to that date.
The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2018 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. California High Yield’s secondary objective is total return, when consistent with the Fund’s primary objective.
Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with U.S generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs

Notes to Financial Statements (Unaudited) (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
California High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,106,086,984	$ —	$1,106,086,984
Common Stocks	3,807,549	—	—	3,807,549
Investments in Derivatives**:
Futures Contracts	(140,785)	—	—	(140,785)
Interest Rate Swaps	—	2,651,374	—	2,651,374
Total	$3,666,764	$1,108,738,358	$ —	$1,112,405,122

California	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,440,116,008	$ —	$1,440,116,008

California Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$8,401,766	$ —	$8,401,766
Short-Term Investments:
Municipal Bonds	—	285,056	—	285,056
Total	$ —	$8,686,822	$ —	$8,686,822

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

Notes to Financial Statements (Unaudited) (continued)
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	California High Yield	California	California Intermediate
Floating rate obligations: self-deposited Inverse Floaters	$139,935,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	90,815,000	—	—
Total	$230,750,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	California High Yield	California	California Intermediate
Average floating rate obligations outstanding	$137,140,761	$ —	$ —
Average annual interest rate and fees	1.94%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting pe-

riod, California High Yield had outstanding borrowings under such liquidity facilities in the amount of $33,113, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	California High Yield	California	California Intermediate
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ 95,075,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,815,000	—	—
Total	$185,890,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, California High Yield used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

Notes to Financial Statements (Unaudited) (continued)
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
California High Yield
Average notional amount of futures contracts outstanding*	$54,108,670

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
California High Yield
Interest rate	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$(140,785)
* Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
California High Yield	Interest rate	Futures contracts	$(53,259)	$(231,266)
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps."
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, California High Yield continued to invest in interest rate swap contracts to reduce the duration of its portfolio and limit its vulnearablilty to rising interest rates.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
California High Yield
Average notional amount of interest rate swap contracts outstanding*	$41,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the California High Yield as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
California High Yield
Interest rate	Swaps (OTC Cleared)	—	$ —	Payable for variation margin on swap contracts*	$2,651,374
*     Value represents unrealized appreciation (depreciation) of swap contracts as reported on the Fund's Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in net Unrealized Appreciation (Depreciation) of Swaps
California High Yield	Interest rate	Swaps	$13,450	$13,503
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 8/31/18		Year Ended 2/28/18
California High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,062,734	$ 77,694,498	15,936,618	$ 153,888,243
Class A – automatic conversion of Class C Shares	5	44	—	—
Class A – automatic conversion of Class C2 Shares	630	6,096	—	—
Class C	633,603	6,101,080	1,915,145	18,425,682
Class C2	16,243	155,842	34,179	335,322
Class I	9,335,333	89,924,419	22,615,748	216,207,573
Shares issued to shareholders due to reinvestment of distributions:
Class A	736,347	7,096,031	1,415,074	13,640,873
Class C	94,574	910,572	191,881	1,847,706
Class C2	51,766	498,123	114,656	1,103,422
Class I	740,575	7,130,536	1,347,403	12,982,585
	19,671,810	189,517,241	43,570,704	418,431,406
Shares redeemed:
Class A	(5,127,826)	(49,367,547)	(19,506,548)	(185,904,819)
Class C	(774,934)	(7,455,203)	(1,912,989)	(18,372,114)
Class C – automatic conversion to Class A Shares	(5)	(44)	—	—
Class C2	(601,255)	(5,793,868)	(744,819)	(7,132,420)
Class C2 – automatic conversion to Class A Shares	(631)	(6,096)	—	—
Class I	(7,590,965)	(73,004,901)	(10,605,597)	(101,773,955)
	(14,095,616)	(135,627,659)	(32,769,953)	(313,183,308)
Net increase (decrease)	5,576,194	$ 53,889,582	10,800,751	$ 105,248,098

	Six Months Ended 8/31/18		Year Ended 2/28/18
California	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,957,625	$ 76,897,236	13,471,171	$ 150,453,546
Class A – automatic conversion of Class C2 Shares	55,611	616,728	—	—
Class C	408,316	4,497,524	1,316,856	14,659,910
Class C2	20,713	227,909	20,958	233,850
Class I	13,052,382	144,291,488	25,120,002	280,266,173
Shares issued to shareholders due to reinvestment of distributions:
Class A	623,779	6,895,878	1,092,887	12,201,081
Class C	69,488	765,167	152,041	1,690,996
Class C2	33,547	370,042	78,834	878,091
Class I	921,897	10,200,812	1,662,124	18,565,323
	22,143,358	244,762,784	42,914,873	478,948,970
Shares redeemed:
Class A	(5,290,812)	(58,446,822)	(12,988,683)	(144,248,690)
Class C	(1,004,804)	(11,062,826)	(2,259,601)	(25,147,219)
Class C2	(1,247,607)	(13,794,099)	(1,019,277)	(11,351,155)
Class C2 – automatic conversion to Class A Shares	(55,712)	(616,728)	—	—
Class I	(8,710,399)	(96,318,125)	(15,906,030)	(177,402,394)
	(16,309,334)	(180,238,600)	(32,173,591)	(358,149,458)
Net increase (decrease)	5,834,024	$ 64,524,184	10,741,282	$ 120,799,512

	Six Months Ended 8/31/18		Year Ended 2/28/18
California Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,616	$ 134,665	110,699	$1,101,206
Class C	—	—	16,489	165,000
Class I	189,340	1,882,148	69,218	690,604
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,091	10,826	1,296	12,967
Class C	53	523	81	811
Class I	1,031	10,241	267	2,653
	205,131	2,038,403	198,050	1,973,241
Shares redeemed:
Class A	(8,026)	(79,664)	(16,992)	(168,221)
Class C	(14,057)	(139,029)	—	—
Class I	(670)	(6,654)	(11,805)	(116,265)
	(22,753)	(225,347)	(28,797)	(284,486)
Net increase (decrease)	182,378	$1,813,056	169,253	$1,688,755
5.  Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	California High Yield	California	California Intermediate
Purchases	$110,591,876	$402,175,784	$1,956,001
Sales and maturities	69,667,467	356,521,878	525,000
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2018.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Notes to Financial Statements (Unaudited) (continued)
	California High Yield	California	California Intermediate
Tax cost of investments	$930,831,858	$1,382,444,673	$8,670,197
Gross unrealized:
Appreciation	$ 49,182,133	$ 59,372,881	$ 74,399
Depreciation	(10,053,793)	(1,701,546)	(57,774)
Net unrealized appreciation (depreciation) of investments	$ 39,128,340	$ 57,671,335	$ 16,625

California High Yield
Tax cost of futures contracts	$(140,785)
Net unrealized appreciation (depreciation) of futures contracts	—

California High Yield
Tax cost of swaps	$ 705
Net unrealized appreciation (depreciation) of swaps	2,651,374
Permanent differences, primarily due to treatment of notional principal contracts, expiration of capital loss carryforwards, taxable market discount and federal taxes paid, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2018, the Funds' last tax year end, as follows:
	California High Yield	California	California Intermediate
Capital paid-in	$(2,097,611)	$(4,974,035)	$ —
Undistributed (Over-distribution of) net investment income	(56,238)	(44,812)	—
Accumulated net realized gain (loss)	2,153,849	5,018,847	—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2018, the Funds' last tax year end, were as follows:
	California High Yield	California	California Intermediate
Undistributed net tax-exempt income[1]	$2,935,919	$4,800,243	$21,257
Undistributed net ordinary income[2]	44,326	1,078	—
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2018 through February 28, 2018, and paid on March 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended February 28, 2018, was designated for purposes of the dividends paid deduction as follows:
	California High Yield	California	California Intermediate
Distributions from net tax-exempt income	$33,553,751	$41,859,428	$93,084
Distributions from net ordinary income[2]	338,908	553,362	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 28, 2018, the Funds' last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	California High Yield	California	California Intermediate
Capital losses to be carried forward - not subject to expiration	$16,782,858	$12,067,367	$48,092
During the Funds' last tax year ended February 28, 2018, the following Funds utilized capital loss carryforwards as follows:

	California High Yield	California
Utilized capital loss carryforwards	$7,551,515	$7,259,214
As of February 28, 2018, the Funds' last tax year end, the following Funds' capital loss carryforwards expired as follows:
	California High Yield	California
Expired capital loss carryforwards	$2,097,482	$4,974,035
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	California High Yield	California	California Intermediate
For the first $125 million	0.4000%	0.3500%	0.3500%
For the next $125 million	0.3875	0.3375	0.3375
For the next $250 million	0.3750	0.3250	0.3250
For the next $500 million	0.3625	0.3125	0.3125
For the next $1 billion	0.3500	0.3000	0.3000
For the next $3 billion	–	0.2750	0.2750
For the next $5 billion	–	0.2500	0.2500
For net assets over $10 billion	–	0.2375	0.2375
For the next $8 billion	0.3250	–	–
For the next $5 billion	0.3125	–	–
For the next $5 billion	0.3000	–	–
For net assets over $20 billion	0.2875	–	–
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to

Notes to Financial Statements (Unaudited) (continued)
certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2018, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
California High Yield	0.1588%
California	0.1610%
California Intermediate	0.1588%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses(excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
California High Yield	N/A	N/A	1.00%
California	N/A	N/A	0.75%
California Intermediate	0.60%	July 31, 2020	N/A
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	California High Yield
Purchases	$ —
Sales	1,331,011
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	California High Yield	California	California Intermediate
Sales charges collected	$376,284	$389,115	$750
Paid to financial intermediaries	365,347	377,432	750
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	California High Yield	California	California Intermediate
Commission advances	$346,572	$347,100	$750

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	California High Yield	California	California Intermediate
12b-1 fees retained	$66,288	$58,355	$642
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	California High Yield	California	California Intermediate
CDSC retained	$56,953	$46,493	$ —
As of August 31, 2018, Nuveen owned shares of the following Fund as follows:
California Intermediate
Class A Shares	2,500
Class C Shares	2,500
Class I Shares	495,000
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by the shareholder report. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, California High Yield and California utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	California High Yield	California
Maximum Outstanding Balance	$14,200,000	$27,300,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	California High Yield	California
Average daily balance outstanding	$11,520,513	$14,103,077
Average annual interest rate	2.94%	2.97%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
9.  New Accounting Pronouncements
FASB Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
Nuveen Funds
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper California Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often result in lower borrowing costs for bond issuers.
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018 (or for shorter periods available for Nuveen California Intermediate Municipal Bond Fund (the “California Intermediate Fund”), which did not exist for part of the foregoing time frame). For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data

Annual Investment Management Agreement Approval Process (continued)
was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen California High Yield Municipal Bond Fund (the “California High Yield Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark over such periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Municipal Bond Fund (the “California Municipal Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and first quartile in the three- and five-year periods. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For the California Intermediate Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and outperformed its benchmark during such period. The Board, however, recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds (including the California Intermediate Fund), identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that (a) the California High Yield Fund had a net management fee and a net expense ratio that were in line with the respective peer averages and (b) the California Municipal Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average. With respect to the California Intermediate Fund, the Independent Board Members noted that although such Fund had a net expense ratio that was higher than its peer average, it did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year. The Independent Board Members further noted that the California Intermediate Fund’s net expense ratio was higher than the peer average due to, among other things, that the Fund was relatively new with a smaller size relative to the other funds in the Peer Group. The Fund’s net expense ratio, however, was consistent with the estimated expense ratio determined at the Fund’s launch in 2016.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability

Annual Investment Management Agreement Approval Process (continued)
analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for each Fund, its temporary or permanent expense cap) which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-CA-0818D621974-INV-B-10/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: November 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: November 7, 2018